UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05459

Saba Capital Income & Opportunities Fund II

(Exact name of registrant as specified in charter)

405 Lexington Avenue, 58th Floor

New York, New York 10174

(Address of principal executive offices) (Zip code)

Michael D’Angelo

Saba Capital Income & Opportunities Fund II

405 Lexington Avenue

New York, New York 10174

(Name and address of agent for service)

Copies to:

Alston & Bird

 George M. Silfen, Esq.

90 Park Avenue

New York, New York 10016

Registrant’s Telephone Number, including Area Code: (212) 542-4644

Date of fiscal year end: October 31

Date of reporting period: November 1, 2025 – April 30, 2026

Item 1. Report to Stockholders.

(a)

Saba Capital

Saba Capital Income & Opportunities Fund II

SEMI-ANNUAL REPORT | April 30, 2026

This report is submitted for general information to shareholders. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the Fund's investment objectives, risks, charges, expenses and other information. This information should be read carefully.

Managed Distribution Policy: The Fund’s Board of Trustees (the “Board”) has authorized a managed distribution plan (the “Managed Distribution Plan”) pursuant to which the Fund will make monthly distributions to shareholders at a fixed amount of $0.058 per share. This fixed distribution amount excludes any special dividends (which are not paid pursuant to the Managed Distribution Plan).

The Fund will generally distribute amounts necessary to satisfy the Fund’s Managed Distribution Plan and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. The Managed Distribution Plan is intended to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month and is intended to narrow the discount between the market price and the net asset value of the Fund’s common shares, but there is no assurance that the Managed Distribution Plan will be successful in doing so.

No conclusions should be drawn about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

Under the Managed Distribution Plan, to the extent that sufficient investment income is not available on a monthly basis, the Fund will distribute capital gains and/or return of capital in order to maintain its managed distribution rate. A return of capital may occur, for example, when some or all of the money that was invested in the Fund is paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

The Managed Distribution Plan provides that the Board may amend the terms of the Managed Distribution Plan or terminate the Managed Distribution Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the Fund to terminate the Managed Distribution Plan. An amendment or termination of the Managed Distribution Plan could have an adverse effect on the market price of the Fund’s common shares. The Managed Distribution Plan will be subject to the periodic review by the Board, including a yearly review of the annual minimum fixed rate to determine if an adjustment should be made.

Table of Contents

Shareholder Letter	1
Performance Update	4
Material Risk Factors	6
Consolidated Schedule of Investments	32
Consolidated Statement of Assets and Liabilities	59
Consolidated Statement of Operations	60
Consolidated Statements of Changes in Net Assets	61
Financial Highlights	62
Notes to Consolidated Financial Statements	64
Additional Information	82
Consideration and Approval of the Investment Management Agreement	83
Privacy Policy	84

Saba Capital Income & Opportunities Fund II (Unaudited)	Shareholder Letter

April 30, 2026

Dear Shareholders,

Thank you for your continued interest in the Saba Capital Income & Opportunities Fund II (the “Fund”). We are pleased to provide you with a review of the Fund’s performance and financial markets for the reporting period from November 1, 2025 to April 30, 2026.

Performance Summary1

For the reporting period, the Fund underperformed the iShares iBoxx High Yield Corporate Bond ETF (the Fund’s primary benchmark), as shown in the table below.

Reporting Period: November 1, 2025 – April 30, 2026	Total Return[2]
Saba Capital Income & Opportunities Fund II	2.14%
iBoxx USD Liquid High Yield Index3/4	2.42%

The primary contributors to the Fund’s returns were reinsurance, private fund investments, closed-end fund arbitrage strategies, Agency mortgage-backed securities, equity and credit index hedges, cross-asset relative value positions, and credit investments. The primary detractors were PIPEs, equities, and SPACs. The Fund has maintained a relatively defensive posture from a net exposure perspective, with credit and equity hedges that mostly neutralized beta exposure. These hedges provided valuable portfolio protection during the heightened volatility of February and March. Looking forward, the Fund intends to continue investing in asymmetric opportunities that we believe to be mispriced on a relative basis, such as closed-end funds relative to their net asset value (“NAV”), and strategies that are largely uncorrelated to the broader markets, such as reinsurance and litigation finance.

Markets Review

The reporting period was characterized by evolving monetary policy expectations, rising geopolitical tensions, and shifting policy developments. Market volatility rose notably in late February amid escalating tensions and military developments in the Middle East, which contributed to higher oil prices and a reassessment of the inflation and interest-rate outlook.

Investor attention remained focused on the economic implications of trade and fiscal policy developments under the U.S. administration. Inflation expectations moved higher during portions of the period as investors assessed the potential impact of higher energy prices, supply-chain disruptions, and trade policy. At the same time, the Federal Reserve maintained a cautious, data-dependent approach as it evaluated inflation trends and labor-market conditions.

Technology-related sectors continued to play an important role in market performance. AI remained a prominent market theme, with investors increasingly focused on commercialization, productivity gains, and the potential for future capital markets activity involving leading AI-related companies. Despite periodic valuation concerns, companies associated with AI development and adoption continued to attract significant investor interest.

Attention also turned toward risks in private credit markets as regulators and policymakers highlighted potential vulnerabilities associated with the sector's rapid growth and the continued headlines of elevated redemption requests in semi-liquid alternative funds.

As the reporting period concluded, credit spreads remained relatively contained despite heightened macroeconomic uncertainty, while the U.S. economy continued to demonstrate resilience, supported by stable labor-market conditions.

Semi-Annual Report | April 30, 2026	1

Saba Capital Income & Opportunities Fund II (Unaudited)	Shareholder Letter

April 30, 2026

Investment Objective

The Fund’s investment objective is to seek to provide shareholders with a high level of current income, with a secondary goal of capital appreciation. The investment objective is a non-fundamental policy that may be changed by the Board of Trustees of the Fund (the “Board”) without shareholder approval upon 60 days’ prior written notice to shareholders. In pursuing its objectives, the Fund invests in debt and equity securities of public and private companies, which can include, among other things, investments in:

●	Closed end funds: The Fund invests in closed-end funds that pursue a variety of strategies, including, but not limited to, closed-end funds that invest in dividend and other income-producing securities (e.g., equity securities) and closed-end funds that invest in debt and loans, including high yield or noninvestment grade securities (commonly referred to as “junk bonds”). The closed-end funds have the flexibility to invest in a broad range of securities. The Fund may also invest in closed-end funds that are, or the Adviser (defined below) believes may become, the subject of an activist campaign by a shareholder, such as a proxy contest, whose aim is to eliminate or reduce the discount to the closed-end fund’s NAV.

●	Special purpose acquisition companies (“SPACs”): A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition, or other similar transactions.

●	Public and private debt instruments: The Fund may invest in a wide array of debt investments including: corporate bonds, private credit, senior loans, convertible securities, asset-backed securities, collateralized loan obligations, high-yield securities, mortgage related derivative instruments, other mortgage related securities, U.S. government debt securities, preferred securities, municipal securities, distressed and defaulted securities, credit default swaps, structured instruments, sovereign governmental and supranational debt, event linked instruments/catastrophe bonds, and reinsurance notes. These investments may be issued by public or private issuers.

●	Reinsurance: The Fund may invest, directly or indirectly, in reinsurance contracts through shares or notes issued in connection with quota shares and/or may gain exposure to reinsurance contracts through excess of loss notes and/or industry loss warranties.

●	Public and Private Equity Securities: The Fund may invest in equity securities, including common stocks, warrants, real estate investment trusts, depositary receipts, and listed and unlisted private equity funds or other private funds.

●	Other Investment Companies: In addition to closed-end funds, the Fund may invest in securities of other investment companies (including exchange-traded funds, business development companies, and money market funds, including other investment companies managed by the Adviser or its affiliates), subject to applicable regulatory limits, that invest primarily in securities of the types in which the Fund may invest directly.

●	Private Funds: The Fund may invest in private funds that pursue private credit, real estate, reinsurance, fixed income, or equity strategies.

●	Derivatives: The Fund may also invest in derivatives, such as swaps, options, or other instruments seeking indirect investment or exposures to any of the foregoing investments to enhance returns or for hedging or other purposes.

Saba Capital Income & Opportunities Fund II (Unaudited)	Shareholder Letter

April 30, 2026

Conclusion

We will continue to search for investment opportunities with the goal of creating long-term value for shareholders.

If you have any questions about the Fund, please visit www.sabacef.com. We are grateful for your trust and support.

Boaz R. Weinstein

Founder and Chief Investment Officer

Saba Capital Management, L.P.

The foregoing reflects the views, analysis, and opinions of Saba Capital Management, L.P. (“Saba”) as of April 30, 2026.

[1]	Past performance is no guarantee of future results and shares of the Fund, when sold, may be worth less than their original cost.

[2]	“Total Return” is calculated assuming a purchase of the referenced security/index at the opening on November 1, 2025 and a sale at April 30, 2026 and includes an assumption that dividends/distributions, if any, are reinvested. Additional returns of the Fund on a NAV basis and market value basis for the reporting period can be found on page 4.

3	iShares iBoxx High Yield Corporate Bond ETF seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds.

4	Indices and other financial benchmarks are provided for illustrative purposes only and do not imply that the Fund will achieve similar performance, returns or volatility or invest in any specific investments that comprise any such index. Comparisons to indices have limitations and material characteristics that may differ from the Fund. Any index information contained herein is included merely to show general trends in the markets in the periods indicated, is not meant to imply that these indices are the only relevant indices or the Fund’s portfolio was similar to the index either in composition or element of risk. Indices referenced in the foregoing letter were selected by us in good faith, but there is no guarantee that such indices are appropriate or suitable for comparison with the Fund’s performance. No assurance is made as to the accuracy of such indices and all information above is subject to revision. In addition, the composition of each of these indices is not under our control and may change over time in the discretion of the respective provider of such index, which may affect the results of the performance comparisons. The returns discussed in this paragraph represent the gains and losses that the Fund’s portfolio investments generated during the reporting period and are therefore calculated using a different methodology than the “Total Return” presented in the table to this “Performance Summary” section.

Semi-Annual Report | April 30, 2026	3

Saba Capital Income & Opportunities Fund II (Unaudited)	Performance Update

April 30, 2026

Average Annual Total Returns (as of April 30, 2026)

	1 Year	3 Year	5 Year	10 Year
Returns at NAV	11.13%	11.73%	5.12%	3.07%
Returns at Market Value	6.74%	9.34%	3.94%	2.66%
iShares iBoxx $ High Yield Corporate Bond ETF (HYG)[1]	8.39%	8.35%	3.83%	4.97%

Average annual returns for the period since Saba Capital Management, L.P. began managing the Fund on January 1, 2024, are at NAV 14.63% and at market value 14.66%.2

Comparison of the Change in Value of a $10,000 Investment

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that a shareholder’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month end is available by visiting www.sabacef.com. See Risk Factors on page 6.

[1]	iShares iBoxx $ High Yield Corporate Bond ETF (HYG) consists of liquid USD high yield bonds, selected to provide a balanced representation of the USD high yield corporate bond universe. The index is market-value weighted with an issuer cap of 3%.
[2]	Total investment return is calculated assuming a purchase at the opening on January 1, 2024 and a sale at April 30, 2026 and includes an assumption that dividends/distributions are reinvested.

Saba Capital Income & Opportunities Fund II (Unaudited)	Performance Update

April 30, 2026

Top Ten Holdings by Issuer (as a % of Net Assets)(a)

Stone Ridge Opportunities Fund Feeder LP	15.90%
Alternative Capital Investments Fund III LP	5.54%
Canopy Growth Corporation	2.98%
Grayscale Ethereum Classic Trust	2.93%
EXOR NV	2.70%
JPMorgan US Treasury Plus Money Market Fund	2.60%
New Holland Special Opportunities Aggregator LP	2.29%
Revlon Intermediate Holdings IV LLC	2.27%
BNY Mellon U.S. Treasury Fund	1.94%
J Crew Group LLC	1.46%
Top Ten Holdings	40.61%

Portfolio Composition (as a % of Net Assets)(a)

Private Funds	23.73%
Common Stock	13.81%
Senior Loans	8.54%
Corporate Bonds	7.28%
Special Purpose Acquisition Companies	5.76%
Credit Default Swap Contracts	5.10%
Money Market Funds	4.54%
Closed End Funds	4.39%
Unit Trust	2.93%
Convertible Corporate Bonds	1.70%
Preferred Stock	1.58%
Total Return Swap Contracts	1.50%
Mortgage-Backed Securities	1.35%
Simple Agreement For Future Equity Contracts	1.01%
Options	0.91%
Warrants	0.69%
Forward Foreign Currency Contracts	0.58%
Investment Trust	0.54%
Participation agreement	0.30%
Digital Asset Treasury Company	0.24%
Futures Contracts	0.07%
Rights	0.01%
Preferred Stock	-0.04%
Corporate Bonds	-3.45%
Common Stock	-8.44%
Exchange Traded Fund	-27.03%
Total Investments	47.60%
Other Assets in Excess of Liabilities	52.40%
Net Assets	100.00%

(a)	Holdings are subject to change and may not reflect the current or future position of the portfolio. Tables present indicative values only.

Semi-Annual Report | April 30, 2026	5

Saba Capital Income & Opportunities Fund II (Unaudited)	Material Risk Factors

April 30, 2026

RISK FACTORS

An investment in the Fund involves risks, including closed end structure risk, market risk, issuer risk, interest rate risk, and credit risk, among others. Descriptions of these and other risks of investing in the Fund are provided below (in alphabetical order). There is no assurance that the Fund will achieve its investment objectives and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s NAV and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.

Active Management Risk

The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to make investment decisions that seek to achieve the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.

Activist Strategies Risk

The Fund may purchase securities of a fund/company that is the subject of a proxy contest or which activist investors, which could include accounts/funds affiliated with the Adviser, are attempting to influence, in the expectation that new management or a change in investment/business strategies will cause the price of the fund/company’s securities to increase. If the proxy contest, or the new management, is not successful, the market price of the fund/company’s securities will typically fall.

In addition, where an acquisition or restructuring transaction or proxy fight is opposed by the subject company’s management, the transaction often becomes the subject of litigation. Such litigation involves substantial uncertainties and may impose substantial cost and expense on the Fund.

Bank Loans Risk

The Fund’s investment program may include investments in bank loans and participations. These obligations are subject to unique risks, including: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws; (ii) so-called lender-liability claims by the issuer of the obligations; (iii) environmental liabilities that may arise with respect to collateral securing the obligations; and (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations. In analyzing each bank loan or participation, the Adviser attempts to compare the relative significance of the risks against the expected benefits of the investment. Successful claims by third parties arising from these and other risks will be borne by the Fund. As secondary market trading volumes increase, new loans are frequently adopting standardized documentation to facilitate loan trading, which may improve market liquidity. There can be no assurance, however, that future levels of supply and demand in loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because of the provision to holders of such loans of confidential information relating to the borrower, the unique and customized nature of the loan agreement, and the private syndication of the loan, loans are not as easily purchased or sold as a publicly traded security, and historically the trading volume in the loan market has been small relative to the high-yield debt market. Further, the settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some bank loans transactions may be significantly longer than the settlement period for other investments, and in some case may take longer than seven days. As a result, the Fund may be forced to sell investments at unfavorable prices or borrow money or effect short settlements where possible (at a cost to the Fund), in an effort to generate sufficient cash for whatever liquidity needs may arise. The Fund’s actions in this regard may not be successful.

Catastrophe Bonds Risk

Event-linked or catastrophe bonds carry material uncertainties and risk exposures to adverse conditions. If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Fund may lose a portion or all of its investment in such security, including accrued interest and/or principal invested in such security. Because catastrophe bonds cover “catastrophic” events that, if they occur, will result in significant losses, catastrophe bonds carry a high degree of risk of loss and are considered “high yield” or “junk bonds.” The rating, if any, primarily reflects the rating agency’s calculated probability that a predefined trigger event will occur. Thus, lower-rated bonds have a greater likelihood of a triggering event occurring and loss to the Fund.

Saba Capital Income & Opportunities Fund II (Unaudited)	Material Risk Factors

April 30, 2026

Catastrophe bonds are also subject to extension risk. The sponsor of such an investment might have the right to extend the maturity of the bond or note to verify that the trigger event did occur or to process and audit insurance claims. The typical duration of mandatory and optional extensions of maturity for reinsurance-related securities currently is between three months to two years. In certain circumstances, the extension may exceed two years. An extension to verify the potential occurrence of a trigger event will reduce the value of the bond or note due to the uncertainty of the occurrence of the trigger event and will hinder the Fund’s ability to sell the bond or note. Even if it is determined that the trigger event did not occur, such an extension will delay the Fund’s receipt of the bond’s or note’s principal and prevent the reinvestment of such proceeds in other, potentially higher yielding securities.

Closed End Fund Structure Risk

Unlike open end funds, closed end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the NYSE or otherwise. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection on its portfolio securities, dividend stability, portfolio credit quality, the Fund’s NAV, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that its common shares will trade at a price equal to or higher than NAV in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase.

Co-investment Restrictions

The Fund is prohibited under the Investment Company Act from participating in certain transactions with its affiliates without the prior approval of the SEC. Any person that owns, directly or indirectly, 5% or more of the Fund’s outstanding voting securities will be its affiliate for purposes of the Investment Company Act and the Fund will generally be prohibited from buying or selling any securities from or to such affiliate. The Investment Company Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of the SEC. If a person acquires more than 25% of the Fund’s voting securities, the Fund will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with the Fund’s officers or Trustees or its affiliates. As a result of these restrictions, the Fund may be prohibited from buying or selling any security from or to any portfolio company of an investment fund managed by the Adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to the Fund.

The Adviser and the Fund have received an exemptive order from the SEC (the “Order”) that grants the Adviser, the Fund and other funds managed by the Adviser or certain affiliates, the ability to fully negotiate terms of co-investment transactions involving the Fund, subject to the conditions included therein. The Order was granted by the SEC on April 20, 2026. Even though the Order has been granted, in certain situations, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Adviser or its affiliates may not rely on the Order and will thus need to decide which client will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. When the Fund participates in a co-investment transaction pursuant to the Order, the personnel of the Adviser allocates a portion of the investment to the Fund based on the Fund’s investment objective and strategies, investment policies, investment positions, capital available for investment, and other pertinent factors. Any co-investment is made on equal footing with the funds managed by the Adviser or its affiliates, including identical terms, conditions, price, class of securities purchased, timing, and registration rights. To the extent the Fund is able to make co-investments with the Adviser’s affiliates, these co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts.

The Fund may also invest alongside the Adviser’s and its affiliates’ other clients, including other entities they manage, which are referred to as affiliates’ other clients, in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations and guidance as well as the Adviser’s allocation policies. However, the Fund can offer no assurance that investment opportunities will be allocated to it fairly or equitably in the short-term or over time.

Convertible Securities Risk

Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk (the risk of losses attributable to changes in interest rates) and credit risk (the risk that the issuer of a debt instrument will default or otherwise become unable, or be perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due). Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk (the risk that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise). Because the value of a convertible security can be influenced by both interest rates and the common stock’s market movements, a convertible security generally is not as sensitive to interest rates as a similar debt instrument, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund’s return.

Semi-Annual Report | April 30, 2026	7

Saba Capital Income & Opportunities Fund II (Unaudited)	Material Risk Factors

April 30, 2026

Corporate Bonds Risk

The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Counterparty Risk

The risk exists that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations, including making payments to the Fund, due to financial difficulties. The Fund may obtain no or limited recovery in a bankruptcy or other reorganizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financials sector and, as a result, events affecting the financials sector may cause the Fund’s NAV to fluctuate.

Credit Default Swaps Risk

The Fund may invest in credit default swaps. A credit default swap is a contract between two parties which transfers the risk of loss if a company fails to pay principal or interest on time or files for bankruptcy. In essence, an institution which owns corporate debt instruments can purchase a limited form of default protection by entering into a credit default swap with another bank, broker-dealer or financial intermediary. Upon an event of default, the swap may be terminated in one of two ways: (i) by the purchaser of credit protection delivering the referenced instrument to the swap counterparty and receiving a payment of par value, or (ii) by the parties pairing off payments, with the purchaser of the protection receiving a payment equal to the par value of the reference security less the price at which the reference security trades subsequent to default. The first way is the more common form of credit default swap termination.

In the manner described above, credit default swaps can be used to hedge a portion of the default risk on a single corporate bond or a portfolio of bonds. Credit default swaps can be used to implement the Adviser’s view that a particular credit, or group of credits, will experience credit improvement. In the case of expected credit improvement, the Fund may sell credit default protection in which it receives a premium to take on the risk. In such an instance, the obligation of the Fund to make payments upon the occurrence of a credit event creates leveraged exposure to the credit risk of the referenced entity. The Fund may also “purchase” credit default protection even in the case in which it does not own the referenced instrument if, in the judgment of the Adviser, there is a high likelihood of credit deterioration.

Credit default swap agreements involve greater risks than if the Fund had taken a position in the reference obligation directly (either by purchasing or selling) since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. A buyer generally will also lose its upfront payment or any periodic payments it makes to the seller counterparty and receive no payments from its counterparty should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional amount it pays to the buyer, resulting in a loss of value to the seller. A seller of a credit default swap or similar instrument is exposed to many of the same risks of leverage since, if a credit event occurs, the seller generally will be required to pay the buyer the full notional amount of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

In addition, the credit derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the credit derivatives market could adversely affect the Fund’s ability to successfully use credit derivatives.

Saba Capital Income & Opportunities Fund II (Unaudited)	Material Risk Factors

April 30, 2026

Credit Risk

Credit risk is the risk that the value of debt instruments may decline if the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Various factors could affect the actual or perceived willingness or ability of the issuer to make timely interest or principal payments, including changes in the financial condition of the issuer or in general economic conditions. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower quality or unrated instruments held by the Fund may present increased credit risk as compared to higher-rated instruments. Non-investment grade debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated instruments, or if the ratings of instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual.

Risks Relating to Investments in Exchange Traded Funds/Trusts that invest in cryptocurrencies or similar digital assets that utilize blockchain technology.

The Fund has and may in the future invest in exchange traded investment funds/trusts and other private or exchange-traded securities/instruments that invest or plan to invest in digital assets that utilize blockchain technology and the Fund may hedge such investments through the use of other securities (including other funds or securities/instruments that own virtual currencies) and derivatives of virtual currencies, in each case, to the extent permitted by, and in accordance with, any future law, regulation, guidance, or exemptive relief provided by the SEC or its staff or other regulatory agency or body having jurisdiction. The Fund expects that any such investments are likely to constitute only a small proportion of its portfolio.

Currency Risk

The Fund’s investments that are denominated in a foreign currency are subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. The Adviser may try to hedge these risks by investing directly in foreign currencies, buying and selling forward foreign currency exchange contracts and buying and selling options on foreign currencies, but there can be no assurance such strategies will be effective.

Cybersecurity Risk

As part of its business, the Adviser processes, stores and transmits large amounts of electronic information, including information relating to the transactions of the Fund. Similarly, service providers of the Adviser, the Fund, especially the administrator, may process, store and transmit such information. The Adviser has procedures and systems in place that it believes are reasonably designed to protect such information and prevent data loss and security breaches. However, such measures cannot provide absolute security. The techniques used to obtain unauthorized access to data, disable or degrade service, or sabotage systems change frequently and may be difficult to detect for long periods of time. Hardware or software acquired from third parties may contain defects in design or manufacture or other problems that could unexpectedly compromise information security. Network connected services provided by third parties to the Adviser may be susceptible to compromise, leading to a breach of the Adviser’s network. The Adviser’s systems or facilities may be susceptible to employee error or malfeasance, government surveillance, or other security threats. On-line services that may be provided by the Adviser to the investors in the Fund may also be susceptible to compromise. Breach of the Adviser’s information systems may cause information relating to the transactions of the Fund to be lost or improperly accessed, used or disclosed.

The service providers of the Adviser and the Fund are subject to the same electronic information security threats as the Adviser. If a service provider fails to adopt or adhere to adequate data security policies, or in the event of a breach of its networks, information relating to the transactions of the Fund and personally identifiable information of investors in the Fund may be lost or improperly accessed, used or disclosed.

The loss or improper access, use or disclosure of the Adviser’s or the Fund’s proprietary information may cause the Adviser or the Fund to suffer, among other things, financial loss, the disruption of its business, liability to third parties, regulatory intervention or reputational damage. Any of the foregoing events could have a material adverse effect on the Fund.

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April 30, 2026

Decision-Making Authority Risk

Investors have no authority to make decisions or to exercise business discretion on behalf of the Fund, except as set forth in the Fund’s governing documents. The authority for all such decisions is generally delegated to the Board, which in turn, has delegated the day-to-day management of the Fund’s investment activities to the Adviser, subject to oversight by the Board.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Defensive Investing Risk

For defensive purposes, the Fund may allocate assets into cash or short-term fixed-income securities without limitation. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objectives. Further, the value of short-term fixed-income securities may be affected by changing interest rates and by changes in credit ratings of the investments. If the Fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash.

Depositary Receipts Risk

Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (“ADRs”) and/or Global Depositary Receipts. Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with an issuer’s (and any of its related companies’) country of organization and places of business operations, which may be related to the particular political, regulatory, economic, social and other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics) occurring in the country and fluctuations in such country’s currency, as well as market risk tied to the underlying foreign company. In addition, holders of depositary receipts may have limited voting rights, may not have the same rights afforded to stockholders of a typical domestic company in the event of a corporate action, such as an acquisition, merger or rights offering, and may experience difficulty in receiving company stockholder communications. There is no guarantee that a financial institution will continue to sponsor a depositary receipt, or that a depositary receipt will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the depositary receipt. Changes in foreign currency exchange rates will affect the value of depositary receipts and, therefore, may affect the value of your investment in the Fund. A potential conflict of interest exists to the extent that the Fund invests in ADRs for which the Fund’s custodian serves as depository bank.

Derivatives Risk

Derivatives may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (“OTC”) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial loss for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of an adverse movement in the value, price or rate of the underlying reference (market risk), the risk of an adverse movement in the value of underlying currencies (foreign currency risk) and the risk of an adverse movement in underlying interest rates (interest rate risk).

Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that the return on an investment may not keep pace with inflation (inflation risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.

Saba Capital Income & Opportunities Fund II (Unaudited)	Material Risk Factors

April 30, 2026

The Fund may enter into derivative transactions that have leverage embedded in them. Derivative transactions that the Fund may enter into and the risks associated with them are described elsewhere in this semi-annual report. The Fund cannot assure you that investments in derivative transactions that have leverage embedded in them will result in a higher return on its common shares.

Under Rule 18f-4 under the Investment Company Act, among other things, the Fund must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.

Derivatives Risk - Futures Contracts Risk

A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts. Futures positions are marked to market each day and variation margin payment must be paid to or by the Fund. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

Derivatives Risk - Options Risk

Options are derivatives that give the purchaser the option to buy (call) or sell (put) an underlying reference from or to a counterparty at a specified price (the strike price) on or before an expiration date. When writing options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund’s losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the OTC market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while potentially exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

Derivatives Risk - Regulation

There are many rules related to derivatives that may negatively impact the Fund, such as requirements related to recordkeeping, reporting, portfolio reconciliation, central clearing, minimum margin for uncleared OTC instruments and mandatory trading on electronic facilities, and other transaction-level obligations. Parties that act as dealers in swaps, are also subject to extensive business conduct standards, additional “know your counterparty” obligations, documentation standards and capital requirements. All of these requirements add costs to the legal, operational and compliance obligations of the Adviser and the Fund, and increase the amount of time that the Adviser spends on non investment-related activities. Requirements such as these also raise the costs of entering into derivative transactions, and these increased costs will likely be passed on to the Fund.

These rules are operationally and technologically burdensome for the Adviser and the Fund. These compliance obligations require employee training and use of technology, and there are operational risks borne by the Fund in implementing procedures to comply with many of these additional obligations.

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April 30, 2026

These regulations may also result in the Fund forgoing the use of certain trading counterparties (such as broker-dealers and futures commission merchants (“FCMs”)), as the use of other parties may be more efficient for the Fund from a regulatory perspective. However, this could limit the Fund’s trading activities, create losses, preclude the Fund from engaging in certain transactions or prevent the Fund from trading at optimal rates and terms.

Many of these requirements were implemented under legislation intended to reform the U.S. financial regulatory system, the EU Regulation on OTC Derivatives, Central Counterparties and Trade Repositories (known as the European Market Infrastructure Regulation, or “EMIR”) and similar regulations globally. In the United States, regulatory responsibility for derivatives is divided between the SEC and the Commodities Futures Trading Commission (“CFTC”), a distinction that does not exist in any other jurisdiction. The SEC has regulatory authority over “security-based swaps” and the CFTC has regulatory authority over “swaps”. EMIR is being implemented in phases through the adoption of delegated acts by the European Commission. As a result of the SEC and CFTC bifurcation and the different pace at which the SEC, the CFTC, the European Commission and other international regulators have promulgated necessary regulations, different transactions are subject to different levels of regulation. Though many rules and regulations have been finalized, there are others, particularly SEC regulations with respect to security-based swaps that are still in the proposal stage or are expected to be introduced in the future.

Derivatives Risk - Swaps Risk

In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial position. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk and interest rate risk, while potentially exposing the Fund to leverage risk, counterparty risk (i.e., the risk of counterparty default on its obligations under the swap agreement), illiquidity risk, valuation risk and volatility risk.

Digital Assets Risk

The Fund may invest in private funds or other investment companies with exposure to cryptocurrency. The Fund may also invest directly in digital assets, subject to applicable legal and regulatory limitations (which are presently evolving). Bitcoin is a cryptocurrency, which is a type of digital asset. A cryptocurrency, like bitcoin, is a peer-to-peer, decentralized, digital currency the implementation of which relies on the principles of cryptography to validate the transactions and generation of the currency itself. The creation and use of digital assets is not currently subject to a fully-developed set of legal or regulatory requirements, and trading in digital assets is subject to high levels of volatility and the potential for market abuse. Digital assets exist entirely in electronic form, as entries in decentralized (or “distributed”) digital ledgers. The ledgers themselves, as well as the private encryption keys used to access digital asset balances, are held on hardware (which can be physically controlled by the holder or by a third party) or via software programs on third-party servers, and as such are susceptible to all of the risks inherent in holding any electronic data, such as power failure, data corruption, security breach, communication failure, and user error, among others. Accordingly, digital assets are subject to theft, destruction, or loss of value from hackers, corruption, or technology-specific factors such as viruses that do not affect traditional currency, which is underwritten by central banks and monetary authorities.

Transactions in digital assets are recorded and authenticated not by a central repository, but by a peer-to-peer network. While decentralization avoids certain common threats to computer networks (e.g., denial of service attacks), the use of a peer-to-peer system relies on participants in the network having greater numbers and computing power than coordinated attackers. This authentication strategy necessitates investment in substantial amounts of computing power, which in turn increases the burdens on participants in the network to stay ahead of attackers. If and as the popularity of bitcoin increases, the burdens on participants in the network (which are defrayed by transaction costs) can be expected to increase, which may reduce the value of bitcoins held by the Fund.

Transactions in digital assets also provide a high degree of anonymity, making them susceptible to misuse for criminal activities, such as money laundering. This misuse, or the perception of such misuse (even if untrue), could lead law enforcement agencies to close digital asset exchange platforms or other digital asset-related infrastructure with little or no notice and prevent users (such as the Fund) from accessing or retrieving digital assets held via such platforms or infrastructure. Fund investments in digital assets may also have adverse tax ramifications. For example, digital assets such as cryptocurrencies and nonfungible tokens (“NFTs”) are classified as property and not currency for tax purposes. Accordingly, they will be subject to capital gains, income taxes and other types of taxes, depending on the transaction. Digital assets that are traded within one year will be taxed at ordinary income tax rates and NFTs may be taxed as collectibles, which are subject to a higher long-term capital gains tax rate.

Saba Capital Income & Opportunities Fund II (Unaudited)	Material Risk Factors

April 30, 2026

Distressed and Defaulted Securities Risk

Investments in the securities of financially distressed issuers are speculative and involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Adviser’s judgment about the credit quality of the issuer and the relative value and liquidity of its securities may prove to be wrong. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Equity Securities Risk

The Fund expects to buy and sell private and public equity securities. The value of equity securities of public and private, listed and unlisted companies and equity derivatives generally varies with the performance of the issuer and movements in the equity markets. As a result, the Fund may suffer losses if it invests in equity instruments of issuers whose performance diverges from the Adviser’s expectations or if equity markets generally move in a single direction and the Fund has not hedged against such a general move. The Fund also may be exposed to risks that issuers will not fulfill contractual obligations such as, in the case of convertible securities or private placements, delivering marketable common stock upon conversions of convertible securities and registering restricted securities for public resale.

Emerging Market Securities Risk

Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.

Exchange Traded Fund (“ETF”) Risk

Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. An ETF’s share price may not track its specified market index (if any) and may trade below its NAV, particularly during times of market stress. Certain ETFs use a “passive” investment strategy and do not take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed ETFs (i.e., they do not track a particular benchmark), which indirectly subjects the Fund to active management risk. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. In addition, the Fund’s shareholders bear both their proportionate share of the Fund’s expenses and, indirectly, the ETF’s expenses, incurred through the Fund’s ownership of the ETF. Because the expenses and costs of an underlying ETF are shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for such ETF. These transactions might also result in higher brokerage, tax or other costs for the ETF. This risk may be particularly important when one investor owns a substantial portion of the ETF.

The Fund generally expects to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the Fund will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit.” Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may be redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units. The Fund’s ability to redeem creation units may be limited by the Investment Company Act, which provides that ETFs, the shares of which are purchased in reliance on Section 12(d)(1)(F) of the Investment Company Act, will not be obligated to redeem such shares in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

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April 30, 2026

Failures of Futures Commission Merchants and Clearing Organizations Risk

The Fund is required to deposit funds to margin open positions in cleared derivative instruments (both futures and swaps) with a clearing broker registered as a “futures commission merchant” (“FCM”). The Commodity Exchange Act (the “CEA”) requires an FCM to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the FCM’s proprietary assets. Similarly, the CEA requires each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by an FCM from its customers are held by an FCM on a commingled basis in an omnibus account and amounts in excess of assets posted to the clearing organization may be invested by an FCM in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any FCM as margin for futures contracts may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s FCM. In addition, the assets of the Fund posted as margin against both swaps and futures contracts may not be fully protected in the event of the FCM’s bankruptcy.

Foreign Securities Risk

Investments in or exposure to foreign securities involve certain risks not associated with investments in or exposure to securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities may also be less liquid, making them more difficult to trade, than securities of U.S. companies so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. In some cases, such withholding or other taxes could potentially be confiscatory. Other risks include: possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about foreign companies; the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations, war, terrorism and disease/virus outbreaks and epidemics), possible seizure, expropriation or nationalization of a company or its assets or the assets of a particular investor or category of investors; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; the imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country; and the generally less stringent standard of care to which local agents may be held in the local markets. In addition, it may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets. Additionally, investments in certain countries may subject the Fund to a number of tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund. The performance of the Fund may also be negatively affected by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency exchange controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.

Frequent Trading Risk

The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Saba Capital Income & Opportunities Fund II (Unaudited)	Material Risk Factors

April 30, 2026

Government Interventions Risk

Extreme volatility and illiquidity in markets has in the past led to, and may in the future lead to, extensive governmental interventions in equity, debt, credit and currency markets. Generally, such interventions are intended to reduce volatility and precipitous drops in value. In certain cases, governments have intervened on an “emergency” basis, suddenly and substantially eliminating market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions. In addition, these interventions have typically been unclear in scope and application, resulting in uncertainty. It is impossible to predict when these restrictions will be imposed, what the interim or permanent restrictions will be and/or the effect of such restrictions on the Fund’s strategies.

Hedging Transactions

The Fund may utilize financial instruments, both for investment purposes and for risk management purposes in order to (i) protect against possible changes in the market value of the Fund’s investment portfolio resulting from fluctuations in the securities markets and changes in interest rates; (ii) protect the Fund’s unrealized gains in the value of the Fund’s investment portfolio; (iii) facilitate the sale of any such investments; (iv) enhance or preserve returns, spreads or gains on any investment in the Fund’s portfolio; (v) hedge the interest rate or currency exchange rate on any of the Fund’s liabilities or assets; (vi) protect against any increase in the price of any securities the Fund anticipates purchasing at a later date or (vii) for any other reason that the Adviser deems appropriate.

The success of the Fund’s hedging strategy will depend, in part, upon the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the portfolio investments being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust and execute hedges in an efficient and timely manner. While the Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for the Fund than if it had not engaged in such hedging transactions. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between the hedging instruments utilized and the portfolio holdings being hedged. Such an imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The Adviser may not hedge against a particular risk because it does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge, or because it does not foresee the occurrence of the risk. The successful utilization of hedging and risk management transactions requires skills complementary to those needed in the selection of the Fund’s portfolio holdings.

High-Yield Investments Risk

Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality tend to be more sensitive to credit risk than higher-rated debt instruments and may experience greater price fluctuations in response to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments are generally more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These debt instruments typically pay a premium - a higher interest rate or yield - because of the increased risk of loss, including default. High-yield debt instruments may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated debt instruments. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated debt instruments are more likely to have difficulty making principal and interest payments than issuers of higher-rated debt instruments.

Illiquid Investments Risk

The Fund may invest in securities, bank debt, private funds and companies, other assets and/or third-party managers and other claims, which are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such investments tend to be volatile and may not be readily ascertainable, and the Fund may not be able to execute a buy or sell order on exchanges at the desired price or to liquidate an open position due to market conditions, including the operation of daily price fluctuation limits. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. The Fund may not be able to readily dispose of such illiquid investments and, in some cases, may be contractually prohibited from disposing of such investments for a specified period of time. If trading on an exchange is suspended or restricted, the Fund may not be able to execute trades or close out positions on terms that the Adviser believes are desirable. Realization of value from such investments may be difficult in the short-term, or may have to be made at a substantial discount compared to other freely tradable investments. An investment in the Fund is suitable only for certain sophisticated investors who do not require immediate liquidity for their investments.

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April 30, 2026

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Fund would likely increase, which would tend to further reduce returns to the holders of common shares.

Inflation-Indexed Bonds Risk

The Fund may invest in inflation-indexed bonds, which are fixed-income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semiannual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if the Fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the United States.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

In general, the measure used to determine the periodic adjustment of U.S. inflation-indexed bonds is the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Information Technology Systems Risk

The Fund is dependent on the Adviser for certain management services as well as back-office functions. The Adviser depends on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Fund. It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Adviser’s ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control. Any such information technology-related difficulty could harm the performance of the Fund. Further, failure of the back-office functions of the Adviser to process trades in a timely fashion could prejudice the investment performance of the Fund.

Saba Capital Income & Opportunities Fund II (Unaudited)	Material Risk Factors

April 30, 2026

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk (the risk that the Fund will have to reinvest the money received in securities that have lower yields). Very low or negative interest rates may prevent the Fund from generating positive returns and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases in interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund’s performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

Issuer Risk

An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund and could result in increased premiums or discounts to the Fund’s net asset value.

Investment Company Act Regulations Risk

The Fund is a registered closed end management investment company and as such is subject to regulations under the Investment Company Act. Generally speaking, any contract or provision thereof that is made, or where performance involves a violation of the Investment Company Act or any rule or regulation thereunder is unenforceable by either party unless a court finds otherwise.

Legal, Tax and Regulatory Risks

Legal, tax and regulatory changes could occur that may have material adverse effects on the Fund.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies (“RICs”) , the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss). If for any taxable year the Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

The current presidential administration has called for significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them.

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Saba Capital Income & Opportunities Fund II (Unaudited)	Material Risk Factors

April 30, 2026

The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the Internal Revenue Service and the U.S. Treasury Department. Revisions in U.S. federal tax laws and interpretations of these laws could adversely affect the tax consequences of your investment.

Leverage Risk

The Fund uses leverage through the financial instruments described herein, including derivative instruments (such as options and swaps), which are inherently leveraged and trading in products with embedded leverage such as short sales and forwards. The instruments and borrowings utilized by the Fund to leverage investments are typically collateralized by the Fund’s portfolio.

The use of leverage will magnify the volatility of changes in the value of the investments of the Fund. Accordingly, any event which adversely affects the value of an investment would be magnified to the extent the investment is leveraged. The cumulative effect of the use of leverage by the Fund in a market that moves adversely to its investments could result in substantial losses to the Fund, which would be greater than if the Fund was not leveraged.

While leverage increases the buying power of the Fund and presents opportunities for increasing total returns, it has the effect of potentially increasing losses as well. For example, funds borrowed for leveraging will be subject to interest, transaction and other costs, and other types of leverage also involve transaction and other costs. Any such costs may or may not be recovered by the return on the Fund’s portfolio. Leverage will increase the investment return of the Fund if an investment purchased with or utilizing leverage earns a greater return than the cost to the Fund of such leverage. The use of leverage will decrease the investment return if the Fund fails to recover the cost of such leverage.

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund may be subject to a relatively high level of management risk because the Fund may invest in derivative instruments, which may be highly specialized instruments that require investment techniques and risk analyses different from those associated with equities and bonds.

Market Risk

The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events - or the potential for such events - could have a significant negative impact on global economic and market conditions.

Market Disruption and Geopolitical Risk

The large-scale invasion of Ukraine by Russia in February 2022 resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any countermeasures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers.

Saba Capital Income & Opportunities Fund II (Unaudited)	Material Risk Factors

April 30, 2026

Separately, ongoing instability and conflict in the Middle East, including tensions involving Iran, present additional risks to global markets. Heightened geopolitical tensions in the region may lead to disruptions in critical energy infrastructure and shipping routes, including key chokepoints such as the Strait of Hormuz, through which a significant portion of global oil supply transits. Any escalation involving Iran—whether through direct military confrontation, proxy conflicts, or expanded sanctions—could materially affect global oil production, transportation, and pricing, contributing to increased volatility in energy markets and broader financial markets. In addition, terrorist activities or regional conflicts may further exacerbate uncertainty, potentially resulting in supply chain interruptions, increased defense and security costs, and shifts in investor sentiment and capital flows. These developments could have cascading effects across global economies and financial systems, amplifying existing market disruptions and contributing to sustained periods of volatility and risk aversion.

Cybersecurity incidents affecting particular companies or industries may adversely affect the economies of particular countries, regions or parts of the world in which the Fund invests. Cybersecurity incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Cyberattacks and other security threats could originate from a wide variety of sources, including cyber criminals, nation state hackers, hacktivists and other outside parties. There has been an increase in the frequency and sophistication of the cybersecurity threats that companies face.

The occurrence of any of these above events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.

Money Market Fund Investment Risk

The Fund may invest in money market funds. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. Certain money market funds must impose a mandatory liquidity fee on redemptions if daily net redemptions exceed 5% of their net assets and certain money market funds may impose a discretionary liquidity fee of up to 2% on redemptions if that fee is determined to be in the best interests of the money market fund. The amount of any mandatory liquidity fee will represent a good faith estimate of the costs of liquidating a pro rata portion of each of the money market fund’s portfolio holdings to meet the redemptions, or 1% of the value of the shares redeemed if such an amount cannot be estimated. Such fees, if imposed, will reduce the amount the Fund receives on redemptions. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. The Fund, through its investment in the money market fund, may not achieve its investment objective. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

Mortgage- and other Asset-Backed Instruments Risk

The value of any mortgage-backed and other asset-backed instruments including collateralized debt obligations and collateralized loan obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Mortgage-backed instruments represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the instruments) are distributed to the holders of the mortgage-backed instruments. Other types of asset-backed securities typically represent interests in, or are backed by, pools of receivables such as credit, automobile, student and home equity loans. Mortgage- and other asset-backed instruments can have a fixed or an adjustable rate. Mortgage-and other asset-backed instruments are subject to liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price) and prepayment risk (the risk that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields). In addition, the impact of prepayments on the value of mortgage-and other asset-backed instruments may be difficult to predict and may result in greater volatility. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed instruments and thereby adversely affect the ability of the mortgage-backed instruments issuer to make principal and/or interest payments to mortgage-backed instrument holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage-and other asset-backed instruments, making them more volatile and more sensitive to changes in interest rates.

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Saba Capital Income & Opportunities Fund II (Unaudited)	Material Risk Factors

April 30, 2026

Payment of principal and interest on some mortgage-backed instruments (but not the market value of the instruments themselves) may be guaranteed (i) by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or (ii) by its agencies, authorities, enterprises or instrumentalities (in the case of securities guaranteed by the FNMA or the FHLMC), which are not insured or guaranteed by the U.S. Government (although FNMA and FHLMC may be able to access capital from the U.S. Treasury to meet their obligations under such securities). Mortgage-backed instruments issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various credit enhancements, such as pool insurance, guarantees issued by governmental entities, letters of credit from a bank or senior/subordinated structures, and may entail greater risk than obligations guaranteed by the U.S. Government, whether or not such obligations are guaranteed by the private issuer.

Municipal Securities Risk

Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility, and include obligations of the governments of the U.S. territories, commonwealths and possessions such as Guam, Puerto Rico and the U.S. Virgin Islands to the extent such obligations are exempt from state and U.S. federal income taxes. The value of municipal securities can be significantly affected by actual or expected political and legislative changes at the federal or state level. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. The amount of publicly available information for municipal issuers is generally less than for corporate issuers.

Non-Diversified Fund Risk

The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.

Issuers in a state, territory, commonwealth or possession in which the Fund invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as economic downturns or similar periods of economic stress, social conflict or unrest, labor disruption and natural disasters. Such financial difficulties may lead to credit rating downgrades or defaults of such issuers which, in turn, could affect the market values and marketability of many or all municipal obligations of issuers in such state, territory, commonwealth or possession. The value of the Fund’s shares will be negatively impacted to the extent it invests in such securities.

Non-Investment Grade and Unrated Instruments

A portion of the Fund’s assets may be invested in instruments that are unrated or have a credit quality rating below investment grade by internationally recognized credit rating organizations, such as Moody’s Investors Service Inc. and S&P Global Ratings. The market prices of those securities may fluctuate more than higher-rated securities, and may decline significantly in periods of general economic difficulty. Those securities generally are considered to have extremely poor prospects of ever attaining any real investment grade standing and to have a current identifiable vulnerability to default. The issuers or guarantors of those securities are considered to be less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions. Alternatively, such issuers may be in default or not current in the payment of interest or principal. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of noninvestment grade debt securities to make principal and interest payments than issuers of higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be less liquid and less active than for higher grade debt securities.

Saba Capital Income & Opportunities Fund II (Unaudited)	Material Risk Factors

April 30, 2026

Non-U.S. Government and Supranational Debt Securities Risk

The Fund’s investments in the debt securities of foreign governments can involve a high degree of risk. The governmental entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. Governmental entities may be dependent on expected disbursements from other foreign governments, multilateral agencies, and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies, and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such governmental entity’s obligations. Failure to adhere to any such requirements may result in the cancellation of such other parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts, and, consequently, governmental entities may default on their debt. In addition, a holder of foreign government obligations (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities, and such holder’s interests could be adversely affected in the course of those restructuring arrangements. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt. The sovereign debt of many non-U.S. governments, including their subdivisions and instrumentalities, is rated below investment grade. The risks associated with non-U.S. Government and supranational debt securities may be greater for debt securities issued or guaranteed by emerging and/or frontier countries.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, which may at times limit or preclude foreign investment in such sovereign debt and increase the Fund’s costs and expenses. Certain issuers may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors, and a government could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals, and/or take other actions, each of which may involve additional costs.

Operational Risk

The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human errors, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate internal or external processes, and technology or systems failures. The use of certain investment strategies that involve manual or additional processing, such as OTC derivatives, increases these risks. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from those of the Fund in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Fund and the Adviser seek to reduce these operational risks through controls, procedures and oversight. However, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence or effects of such failures. The Fund, including its performance and continued operation, and its shareholders could be negatively impacted as a result.

Pledge of Foreclosure on and Liquidation of Fund Assets

Any assets of the Fund may be pledged to finance other investments of the Fund. Shareholders may be at risk of loss due to borrowings used to finance other investments.

Portfolio Turnover Risk

The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short term capital gains by the Fund which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Potential Conflicts of Interest of the Adviser and Others

The investment activities of the Adviser and its affiliates, and their respective directors, officers or employees, in managing their own accounts and other accounts, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Adviser and its affiliates may engage in proprietary trading and advise accounts and other funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same or similar types of securities, currencies and other assets as are held by the Fund. Subject to the requirements of the Investment Company Act, the Adviser and its affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither the Adviser nor any affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of an affiliate and of other accounts managed by an affiliate. It is possible that the Fund could sustain losses during periods in which one or more affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. The Adviser has adopted policies and procedures designed to address potential conflicts of interest.

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Saba Capital Income & Opportunities Fund II (Unaudited)	Material Risk Factors

April 30, 2026

Preferred Security Risk. Preferred security is a type of security that may pay dividends at a different rate than common stock of the same issuer, if at all, and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred security does not ordinarily carry voting rights. The price of a preferred security is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the security trades. The most significant risks associated with investments in preferred security include issuer risk, market risk and interest rate risk (the risk of losses attributable to changes in interest rates).

Private Credit Asset Risk

The Fund intends to obtain exposure to select less liquid or illiquid private credit investments. Typically, private credit investments are not traded in public markets and are illiquid, such that the Fund may not be able to resell some of its holdings for extended periods, which may be several years, or at the price at which the Fund is valuing its investments. The Fund may, from time to time or over time, focus its private credit investments in a particular industry or sector or select industries or sectors. Investment performance of such industries or sectors may thus at times have an outsized impact on the performance of the Fund. Additionally, private credit investments can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations. The issuers of private credit investment will often be leveraged, as a result of recapitalization transactions, and may not be rated by national credit rating agencies. The Fund may also obtain exposure to private credit assets indirectly by investing in underlying funds or other vehicles. Less information may be available with respect to private company investments and such investments offer limited liquidity. Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, there is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance.

Private Companies Risk

The Fund may make direct private equity, venture or other private investments in securities or other instruments issued by private companies or other private issuers. Operating results for private companies/issuers in a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk that can result in substantial losses.

Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles and are not required to maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests. There is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance. Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Fund will be able to realize the value of private company investments in a timely manner.

Private companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company. The Fund may hold a substantial number of non-controlling positions in the private companies in which it invests. As a result, the Fund is subject to the risk that a company may make business decisions with which the Fund disagrees, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to the Fund’s interests. Due to the lack of liquidity of such private investments, the Fund may not be able to dispose of its investments in the event it disagrees with the actions of a private portfolio company and may therefore suffer a decrease in the value of the investment. In addition, these investments are subject to valuation risk as they will be fair valued which is subject to inherent uncertainty and thus, there is significant uncertainty that the Fund can realize such investments at value. At times the Fund may be the majority investor in a portfolio company. In that event, the Fund may take actions in a manner that could disadvantage the minority investors in such portfolio company. There is an increased risk that a minority investor could bring a claim in respect of such actions, which may adversely impact the Fund’s investment, whether or not such claims are successfully defended.

Saba Capital Income & Opportunities Fund II (Unaudited)	Material Risk Factors

April 30, 2026

Investments in late-stage private companies involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. The Fund may not be able to sell such investments when the Adviser deems it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Fund from selling its shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a late-stage private company and delay or prevent such a company from ultimately offering its securities to the public. If a company does issue shares in an IPO, IPOs are risky and volatile and may cause the value of the Fund’s investment to decrease significantly. Even after an IPO, shares may still be restricted, and may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. For example, Rule 144A under the Securities Act provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers, such as the Fund. However, an insufficient number of qualified institutional buyers interested in purchasing the Rule 144A-eligible securities that the Fund holds could affect adversely the marketability of certain Rule 144A securities, and the Fund might be unable to dispose of such securities promptly or at reasonable prices. If adverse market conditions develop during this period, the Fund might obtain a less favorable price than the price that prevailed when the Fund decided to sell. The Fund may be unable to sell restricted and other illiquid investments at opportune times or prices.

Private Fund Risk

Investments in private funds will subject the Fund indirectly to investment risks associated with the private funds’ underlying investments, which are generally expected to be risks associated with the Fund’s direct investment strategies and which are described throughout this section. In addition, investments in private funds involve special risks including that they typically are not registered as investment companies under the Investment Company Act. Therefore, as an investor in private funds, the Fund will not have the benefit of the protections afforded by the Investment Company Act to investors in registered investment companies. These include, among others, limitations on the use of leverage, and requirements relating to custody of assets, board composition, and approval of advisory contracts. Private funds may, in some cases, concentrate their investments in a single industry or group of related industries. This increases the sensitivity of their investment returns to economic factors affecting that industry or group of industries. As a result, private funds’ investments may, in some cases, be more speculative or volatile and thus subject the Fund to greater risk of loss.

The Adviser typically has limited ability to independently verify the information provided by a private fund or its manager, including valuations. Inaccurate or delayed valuations provided by private funds could adversely affect the value of the Fund’s shares. The Fund relies primarily on information provided to it by the private funds in valuing its investments in such funds. The Adviser typically has limited ability to verify independent the information provided by a private fund or its manager, including valuations. Further, because the Fund relies on information provided by the private fund managers, delays in receiving audited financials or other required information may delay the Fund’s own financial reporting or investor communications.

A private fund manager may use proprietary investment strategies that are not fully disclosed, which may involve risks under some market conditions that are not anticipated by the Adviser. There can be no assurance that a private fund manager will provide advance notice of any material change in a private fund’s investment program or policies and thus, the Fund’s investment portfolio may be subject to additional risks which may not be promptly identified by the Adviser.

Investments in private funds are typically illiquid. In some cases, the Fund may only be able to redeem its interests in the private fund at specific intervals and may be subject to lock-up periods, notice requirements, or redemption gates. In other cases, a private fund may not provide any liquidity whatsoever (as the fund may be “closed ended”). In addition, a private fund may distribute illiquid or difficult-to-value securities in-kind in connection with a redemption. In such cases, the Fund may be required to hold or liquidate these securities or distribute them to shareholders, potentially at a loss or on unfavorable terms.

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Saba Capital Income & Opportunities Fund II (Unaudited)	Material Risk Factors

April 30, 2026

Private funds generally pay both asset-based and performance-based compensation to their investment managers. As a result, the private funds’ gross returns are reduced by the asset-based and performance-based compensation paid by the private funds. Thus, as an investor in these funds, the Fund bears a proportionate share of the private fund fees and expenses, which are in addition to the management fee paid by the Fund to the Adviser. These layered fees have the effect of reducing the Fund’s investment returns. In addition, the Fund’s investment in a private fund will be subject to performance-based compensation, even if (i) other private fund investments of the Fund underperform and generate no performance based compensation and (ii) the Fund generates overall negative returns. Further, performance-based compensation may create an incentive for managers of private funds to make investments that are riskier or more speculative than those they might otherwise make.

Unlike in a traditional registered fund structure, the Fund may have no voting rights or may waive such rights in connection with investments in certain private funds. As a result, the Fund may be unable to vote on matters that could adversely affect its investments, including changes to the private fund’s governing documents or investment policies.

There is also a risk that a private fund manager or its custodian could misappropriate assets or fail to comply with applicable laws and regulations, resulting in loss to the Fund.

Private Investments in Public Equity Risk

The Fund may invest in PIPEs. PIPEs are equity securities purchased in a private placement that are issued by issuers who have outstanding, publicly traded equity securities of the same class. Shares in PIPEs are not registered with the SEC and may not be sold unless registered with the SEC or pursuant to an exemption from registration. This restricted period can last many months. Until the public registration process is completed, the resale of the PIPE shares is restricted and the Fund may sell the shares after six months, with certain restrictions, if the Fund is not an affiliate of the issuer (under relevant securities law, a holder of restricted shares may sell the shares after 6 months if the holder is not affiliated to the issuer).

Generally, such restrictions cause the PIPEs to be illiquid during this time. If the issuer does not agree to register the PIPE shares, the shares will remain restricted, not be freely tradable and may only be sold pursuant to an exemption from registration. Even if the PIPE shares are registered for resale, there is no assurance that the registration will be in effect at the time the Fund elects to sell the shares.

Quota Share Notes, Excess of Loss Notes and ILW Notes Risk

As Reinsurance Notes represent an interest, either proportional or non-proportional, in one or more underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contract(s) and, therefore, must rely upon the risk assessment and sound underwriting practices of the sponsor. Accordingly, it may be more difficult to fully evaluate the underlying risk profile of Reinsurance Notes, which may place the Fund’s assets at greater risk of loss than if the Adviser had more complete information. The lack of transparency may also make the valuation of such investments more difficult and potentially result in mispricing that could result in losses to the Fund.

Reference Rate Replacement Risk

The Fund may be exposed to financial instruments that recently transitioned from, or continue to be tied to, the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value.

The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, has ceased publishing all LIBOR settings. In April 2023, however, the FCA announced that some USD LIBOR settings would continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. After September 30, 2024, the remaining synthetic LIBOR settings ceased to be published, and all LIBOR settings have permanently ceased. The Secured Overnight Financing Rate (“SOFR”) is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (“repo”) market and has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities or other instruments using LIBOR may disagree on transition rates or the application of transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.

Saba Capital Income & Opportunities Fund II (Unaudited)	Material Risk Factors

April 30, 2026

Regulation and Government Intervention Risk

Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Fund invests in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives.

In light of popular, political and judicial focus on finance related consumer protection, financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed end investment company such as the Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

The Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Fund and its ability to achieve its investment objectives.

Reinsurance Risk

The performance of reinsurance-related securities and the reinsurance industry itself are tied to the occurrence of various triggering events, including weather, natural disasters (hurricanes, earthquakes, etc.), non-natural large catastrophes and other specified events causing physical and/or economic loss. If the likelihood and severity of natural and other large disasters increase, the risk of significant losses to reinsurers may also increase. Typically, one significant triggering event (even in a major metropolitan area) will not result in financial failure to a reinsurer. However, a series of major triggering events could cause the failure of a reinsurer. Similarly, to the extent the Fund invests in reinsurance-related securities for which a triggering event occurs, losses associated with such event could result in losses to the Fund’s investment, and a series of major triggering events affecting a large portion of the reinsurance- related securities held by the Fund could result in substantial losses to the Fund’s investment. In addition, unexpected events such as natural disasters or terrorist attacks could lead to government intervention. Political, judicial and legal developments affecting the reinsurance industry could also create new and expanded theories of liability or regulatory or other requirements; such changes could have a material adverse effect on the Fund’s investment.

The determination of the level of losses under a reinsurance-related security may be a protracted process and the realizable value of these reinsurance-related securities, particularly those with respect to which a loss event has occurred, will be delayed until the related collateral, if any, is released to the Fund and any remaining associated liabilities are finally determined.

Reliance on the Adviser Risk

The Fund is dependent upon services and resources provided by the Adviser. The Adviser is not required to devote their full time to the business of the Fund and there is no guarantee or requirement that any investment professional or other employee of the Adviser will allocate a substantial portion of his or her time to the Fund. The loss of one or more individuals involved with the Adviser could have a material adverse effect on the performance or the continued operation of the Fund.

Reliance on Service Providers Risk

The Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Fund in accordance with the terms of its appointment, to exercise due care and skill or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Fund’s performance and returns to shareholders. The termination of the Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to shareholders.

Risk Associated with Recent Market Events

A significant increase in interest rates may cause a further decline in the market for equity securities and could lead to a recession. Further, regulators have expressed concern that rate increases may contribute to price volatility. The impact of inflation and the recent actions of the Federal Reserve have led to market volatility and may negatively affect the value of debt instruments held by the Fund and result in a negative impact on the Fund’s performance. See “-Inflation Risk.”

Semi-Annual Report | April 30, 2026	25

Saba Capital Income & Opportunities Fund II (Unaudited)	Material Risk Factors

April 30, 2026

Governments and regulators may take actions that affect the regulation of the Fund or the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Future legislation or regulation or other governmental actions could limit or preclude the Fund’s abilities to achieve its investment objectives or otherwise adversely impact an investment in the Fund. Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. Government, the U.S. Government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. Government shutdown, and disagreements over, or threats not to increase, the U.S. Government’s borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. Government debt obligations, or concerns about the U.S. Government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. For example, concerns about the U.S. Government’s credit quality may cause increased volatility in the stock and bond markets, higher interest rates, reduced prices and liquidity of U.S. Treasury securities, and/or increased costs of various kinds of debt. Moreover, although the U.S. Government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments.

Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies and/or a move away from tight financial industry regulations, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates, that were previously adopted in response to serious economic disruptions. The exact shape of these policies is still being considered, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out and an unexpected or sudden reversal of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments or prevent the Fund from executing on advantageous investment opportunities in a timely manner. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health, may add to instability in world economies and markets generally. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

Rule 144A and Other Exempted Securities Risk

The Fund may invest in privately placed and other securities or instruments exempt from SEC registration (collectively “private placements”), subject to certain regulatory restrictions. In the U.S. market, private placements are typically sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Fund might be unable to dispose of them promptly or at reasonable prices, subjecting the Fund to liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price). The Fund’s holdings of private placements may increase the level of Fund illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. The Fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Additionally, the purchase price and subsequent valuation of private placements typically reflect a discount, which may be significant, from the market price of comparable securities for which a more liquid market exists. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering information is not filed with the SEC. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect the Fund’s ability to dispose of the security.

Secondary Investments

The Fund may acquire shares or interests in private companies from other shareholders (“Secondary Shares”). When the Fund purchases Secondary Shares, it may have little or no direct access to financial or other information from the issuers of those securities. As a result, the Fund is dependent upon the relationships and contacts of the Adviser and its investment professionals to obtain the information to perform research and due diligence and to monitor the investments in Secondary Shares after they are made. There can be no assurance that the Adviser will be able to acquire adequate information on which to make its investment decision with respect to any Secondary Share purchases, or that the information it is able to obtain is accurate or complete. Any failure to obtain full and complete information regarding the issuers of such shares could cause the Fund to lose part or all of its investment in Secondary Shares.

Saba Capital Income & Opportunities Fund II (Unaudited)	Material Risk Factors

April 30, 2026

In addition, while the Adviser may believe the ability to acquire Secondary Shares or sell the Fund’s own private securities as Secondary Shares may provide valuable opportunities for liquidity, there can be no assurance that there will be a market or liquidity for buying or selling Secondary Shares. The prices of Secondary Shares may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may result in an inability for the Fund to acquire Secondary Shares at an attractive price or realize the full value on the sale of private securities held by the Fund as Secondary Shares. In addition, wide swings in market prices, which are typical of irregularly traded securities, could cause significant and unexpected declines in the value of the Fund. Further, prices in private secondary marketplaces, where limited information is available, may not accurately reflect the true value of the securities sold in that market, and may overstate an issuer’s actual value, which may cause the Fund to realize future losses on its investment in a private issuer.

Investments in private companies, including through private secondary marketplaces, also entail additional legal and regulatory risks that expose participants to the risk of liability due to the imbalance of information among participants and participant qualification and other transactional requirements applicable to private securities transactions, the non-compliance with which could result in rescission rights and monetary and other sanctions. The application of these laws within the context of private secondary marketplaces and related market practices are still evolving, and, despite efforts to comply with applicable laws, the Fund could be exposed to liability. The regulation of private secondary marketplaces is also evolving. Additional state or federal regulation of these markets could result in limits on the operation of or activity on those markets. Conversely, deregulation of these markets could make it easier for investors to invest directly in private companies and affect the competitiveness for such investments. Private companies may also increasingly seek to limit secondary trading in their stock, such as through contractual transfer restrictions, and provisions in company charter documents, investor rights of first refusal and co-sale and/or employment and trading policies further restricting trading. To the extent that these or other developments result in reduced trading activity and/or availability of private company shares, the Fund’s ability to find investment opportunities and to liquidate investments could be adversely affected. Investments acquired at a discount may result in unrealized gains at the time the Fund next calculates its NAV.

Because the Fund’s NAV is generally based on the fair market value, for secondary investments that are acquired at a discount, those investments would be marked up to their fair value at the next NAV calculation, which would result in unrealized gains at the Fund level. The unrealized gains would increase the value of the Fund’s NAV and investment performance, and when sold, would result in taxable gain if the sold value of the investments were greater than the Fund’s tax basis in such investments. If sold, the investments would result in taxable gain to the extent the sell price of the investments exceeded the Fund’s tax basis in such investments and would likely be treated as capital gains.

Sector Risk

At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business within one or more economic sectors. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility. The Fund does not focus on any particular sector or industry.

Senior Loan Risk

Senior loans and interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. Senior loans and other bank loans may not be considered “securities,” and investors in these loans may not be entitled to rely on anti-fraud and other protections under the federal securities laws. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily NAV. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. Further, the settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some senior loans and other bank loans transactions may be significantly longer than the settlement period for other investments, and in some case may take longer than seven days. As a result, the Fund may be forced to sell investments at unfavorable prices or borrow money or effect short settlements where possible (at a cost to the Fund), in an effort to generate sufficient cash to meet liquidity needs (to the extent they arise). The Fund’s actions in this regard may not be successful.

Short Selling Risk

The extent to which the Fund engages in short sales will depend upon the Adviser’s investment strategy and opportunities. A short sale creates the risk of a theoretically unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost to the Fund of buying those securities to cover the short position. There can be no assurance that the Fund will be able to maintain the ability to borrow securities sold short. In such cases, the Fund can be “bought in” (i.e., forced to repurchase securities in the open market to return to the lender). There also can be no assurance that the securities necessary to cover a short position will be available for purchase at or near prices quoted in the market, and such risk may be exacerbated to the extent that such securities are thinly traded or illiquid. Purchasing securities to close out a short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. It may also be impossible for the Fund to borrow securities at the most desirable time to make a short sale, particularly in illiquid securities markets.

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Saba Capital Income & Opportunities Fund II (Unaudited)	Material Risk Factors

April 30, 2026

If the prices of securities sold short increase, the Fund will likely be required to provide additional funds or collateral to maintain the short positions. This could require the Fund to liquidate other investments to provide additional margin, and those liquidations might not be at favorable prices. A short sale involves the risk of a theoretically unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost to the Fund of buying those securities to cover the short position or resulting in the inability of the Fund to cover the short position.

Special Purpose Acquisition Companies Risk

Capital raised through the IPO of securities of a SPAC is typically placed into a trust account until acquired business combination is completed or a predetermined period of time (typically 24 months) elapses. Investors in a SPAC would receive a return on their investment in the event that a target company is acquired and the combined publicly-traded company’s shares trade above the SPAC’s IPO price, or alternatively, the market price at which an investor acquired a SPAC’s shares subsequent to its IPO. In the event that a SPAC is unable to locate and acquire a target business by the timeframe established at the time of its IPO, the SPAC would be forced to liquidate its assets, which may result in losses due to the expenses and liabilities of the SPAC, to the extent third-parties are permitted to bring claims against IPO proceeds held in the SPAC’s trust account. Investors in a SPAC are subject to the risk that, among other things, (i) such SPAC may not be able to complete a qualifying business combination by the deadline established at the time of its IPO, (ii) assets in the trust account may become subject to third-party claims against such SPAC, which may reduce the per share liquidation value received by the investors in the SPAC in the event it fails to complete a business combination within the required time period, (iii) such SPAC may be exempt from the rules promulgated by the SEC to protect investors in “blank check” companies, such as Rule 419 promulgated under the Securities Act, so that investors in such SPAC may not be afforded the benefits or protections of those rules, (iv) such SPAC will likely only complete one business combination, which will cause its returns and future prospects to be solely dependent on the performance of a single acquired business, (v) the value of any target business, including its stock price as a public company, may decrease following its acquisition by such SPAC, (vi) the value of the funds invested and held in the trust account may decline, (vii) the inability to redeem due to the failure to hold the securities in the SPAC on the applicable record date to do so, and (viii) if the SPAC is unable to consummate a business combination, public stockholders will be forced to wait until the deadline before liquidating distributions are made. The Fund may invest in a SPAC that, at the time of investment, has not selected or approached any prospective target businesses with respect to a business combination. In such circumstances, there may be limited basis for the Fund to evaluate the possible merits or risks of such SPAC’s investment in any particular target business. In addition, to the extent that a SPAC completes a business combination, it may be affected by numerous risks inherent in the business operations of the acquired company or companies. For these and additional reasons, investments in SPACs are speculative and involve a high degree of risk.

From time to time, the Adviser may receive material non-public information with respect to a particular SPAC or other issuer of publicly traded securities. In particular, to the extent the Fund is party to a forward purchase agreement, a SPAC will typically be required to advise the Fund with respect to developments in its search for possible target businesses. In such circumstances, the Fund may be prohibited, by law, policy or contract, for a period of time from (i) unwinding a position in such issuer, (ii) establishing an initial position or taking any greater position in such issuer, and (iii) pursuing other investment opportunities related to such issuer.

Sovereign Debt Risk

The Fund expects to buy and sell sovereign debt. Several factors may affect (i) the ability of a government, its agencies, instrumentalities or its central bank to make payments on the debt it has issued (“Sovereign Debt”), including securities that the Adviser believes are likely to be included in restructurings of the external debt obligations of the issuer in question, (ii) the market value of such debt and (iii) the inclusion of Sovereign Debt in future restructurings, including such issuer’s (x) balance of trade and access to international financing, (y) cost of servicing such obligations, which may be affected by changes in international interest rates, and (z) level of international currency reserves, which may affect the amount of non U.S. exchange available for external debt payments. Significant ongoing uncertainties and exposure to adverse conditions may undermine the issuer’s ability to make timely payment of interest and principal, and issuers may default on their Sovereign Debt.

Structured Instruments Risk

The Fund may invest in structured instruments, including, structured notes, credit-linked notes and other types of structured instruments. Holders of structured instruments bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured instrument, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured instruments enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured instruments generally pay their share of the structured instrument’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured instruments will rise or fall, these prices (and, therefore, the prices of structured instruments) are generally influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured instrument uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured instruments owned by the Fund. Structured instruments generally entail risks associated with derivative instruments.

Saba Capital Income & Opportunities Fund II (Unaudited)	Material Risk Factors

April 30, 2026

Systemic Risk

Systemic risk is the risk of broad financial system stress or collapse triggered by the default of one or more financial institutions, which results in a series of defaults by other interdependent financial institutions. Financial intermediaries, such as clearinghouses, banks, securities firms and exchanges with which the Fund interacts, as well as the Fund, are all subject to systemic risk. A systemic failure could have material adverse consequences on the Fund and on the markets for the securities in which the Fund seeks to invest.

Valuation Risk

The Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Fund invests are valued at prices that the Fund is unable to obtain upon sale due to factors such as incomplete data, market instability or human error. The Adviser may use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value. See “Net Asset Value.” When market quotations are not available, the Adviser may price such investments pursuant to a number of methodologies, such as computer-based analytical modeling or individual security evaluations. These methodologies generate approximations of market values, and there may be significant professional disagreement about the best methodology for a particular type of financial instrument or different methodologies that might be used under different circumstances. In the absence of an actual market transaction, reliance on such methodologies is essential, but may introduce significant variances in the ultimate valuation of the Fund’s investments. Technological issues and/or errors by pricing services or other third-party service providers may also impact the Fund’s ability to value its investments and the calculation of the Fund’s NAV.

When market quotations are not readily available or are believed by the Adviser to be unreliable, the Adviser will fair value the Fund’s investments in accordance with its policies and procedures. Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s length transaction. Fair value pricing may require determinations that are inherently subjective and inexact about the value of a security or other asset. As a result, there can be no assurance that fair value priced assets will not result in future adjustments to the prices of securities or other assets, or that fair value pricing will reflect a price that the Fund is able to obtain upon sale, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. For example, the Fund’s NAV could be adversely affected if the Fund’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such investments. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available.

Because of overall size, duration and maturities of positions held by the Fund, the value at which its investments can be liquidated may differ, sometimes significantly, from the interim valuations obtained by the Fund. In addition, the timing of liquidations may also affect the values obtained on liquidation. Securities held by the Fund may routinely trade with bid-offer spreads that may be significant. There can be no guarantee that the Fund’s investments could ultimately be realized at the Fund’s valuation of such investments. In addition, the Fund’s compliance with the asset diversification tests applicable to regulated investment companies depends on the fair market values of the Fund’s assets, and, accordingly, a challenge to the valuations ascribed by the Fund could affect its ability to comply with those tests or require it to pay penalty taxes in order to cure a violation thereof.

The Fund’s NAV per common share is a critical component in several operational matters including computation of advisory and services fees. Consequently, variance in the valuation of the Fund’s investments will impact, positively or negatively, the fees and expenses shareholders will pay.

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Saba Capital Income & Opportunities Fund II (Unaudited)	Material Risk Factors

April 30, 2026

Venture Capital Investments

The Fund may make “venture capital” investments in private companies which are subject to significant additional risks, including that the venture capital investments typically have limited operating history, are attempting to develop or commercialize unproven technologies or to implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. The public market for startup and emerging growth companies is volatile. Such volatility may adversely affect the development of portfolio companies, the ability of the Fund to dispose of investments, and the value of investment securities on the date of sale or distribution by the Fund. In particular, the receptiveness of the public market to IPOs by the Fund’s portfolio companies may vary dramatically from period to period. An otherwise successful portfolio company may yield poor investment returns if it is unable to consummate an IPO at the proper time. Even if a portfolio company effects a successful public offering, the portfolio company’s securities may be subject to contractual “lock-up,” securities law or other restrictions, which may, for a material period of time, prevent the Fund from disposing of such securities. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public or private companies that may be at a later stage of development. There can be no guarantee that any portfolio company investment will result in a liquidity event via public offering, merger, acquisition or otherwise. Generally, the investments made by the Fund will be illiquid and difficult to value, and there will be little or no collateral to protect an investment once made.

Volatile Markets Risk

The prices of financial instruments in which the Fund may invest can be volatile. Price movements of forward and other derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is subject to the risk of failure of any of the exchanges on which its positions trade or of their clearinghouses. There can be no assurance that the Fund will not suffer material adverse effects from broad and rapid changes in market conditions. Recent market conditions have shown that markets can quickly change at times or in ways that are difficult for the Adviser to predict, so even a well analyzed investment approach may not protect the Fund from significant losses under certain market conditions.

Warrants and Rights Risk

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants are subject to the risks associated with the security underlying the warrant, including market risk. Warrants may expire unexercised and subject the Fund to liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price), which may result in Fund losses. Rights are available to existing shareholders of an issuer to enable them to maintain proportionate ownership in the issuer by being able to buy newly issued shares. Rights allow shareholders to buy the shares below the current market price. Rights are typically short-term instruments that are valued separately and trade in the secondary market during a subscription (or offering) period. Holders can exercise the rights and purchase the stock, sell the rights or let them expire. Their value, and their risk of investment loss, is a function of that of the underlying security.

When-Issued, Forward Commitment and Delayed Delivery Transactions Risk

The Fund may purchase securities on a when-issued basis (including on a forward commitment or “TBA” (to be announced) basis) and may purchase or sell securities for delayed delivery. When-issued and delayed delivery transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Saba Capital Income & Opportunities Fund II (Unaudited)	Material Risk Factors

April 30, 2026

The foregoing list of risk factors does not purport to be a complete enumeration or explanation of the risks involved in an investment in the Fund. The Fund opportunistically implements strategies it believes from time to time will be best suited to prevailing market conditions and to the Adviser’s investment experience. Such strategies or approaches may involve higher levels of risk than the ones discussed herein. There can be no assurance that the Adviser will be successful in applying any strategy or discretionary approach to the Fund’s investments.

Investors should read this entire risk disclosure as well as the more complete list of Fund Risk Factors and other materials set forth on the Fund’s website (https://www.sabacef.com) and the Fund’s prospectus. Investors and prospective investors should consult with their own advisors before deciding whether to invest in the Fund. In addition, prospective and current investors should note that the prospectus is and may become outdated and/or inaccurate as the Fund’s investment program may develop and change over time. An investment in the Fund may be subject to additional and different risk factors that are not outlined above. Nothing in this report or any document provided to current or future shareholders, as applicable, will prohibit or limit the recipient from voluntarily communicating with or providing information to any national, federal, state or local governmental agency or regulator regarding any potential violations of law or regulation, and the recipient is not required to seek consent from or provide notice to the Adviser or the Fund in connection with any such communication with a national, federal, state or local governmental agency or regulator.

Semi-Annual Report | April 30, 2026	31

Saba Capital Income & Opportunities Fund II	Consolidated Schedule of Investments

April 30, 2026 (Unaudited)

	Principal Amount	Fair Value
CORPORATE BONDS - 7.28%
Communications - 1.65%

Altice France Holding S.A., 6.875%, 07/15/2032(b)	$560,975	$552,498
CSC Holdings LLC, 3.375%, 02/15/2031(b)	270,000	162,852
DISH Network Corp., 11.750%, 11/15/2027(b)	1,750,000	1,806,226
Level 3 Financing Inc., 3.875%, 10/15/2030(b)	1,291,800	1,158,057
Level 3 Financing Inc., 8.500%, 01/15/2036(b)	578,000	620,420
		4,300,053
Consumer Discretionary - 3.10%

1261229 B.C. Ltd., 10.000%, 04/15/2032(b)	1,557,000	1,609,552
Bath and Body Works Inc., 7.600%, 07/15/2037(b)	1,137,000	1,111,051
Community Health Systems, Inc., 9.750%, 01/15/2034(b)	1,692,000	1,746,113
RR Donnelley & Sons Co., 10.870%, 08/01/2029(b)	2,254,000	2,317,560
Staples Inc., 10.750%, 09/01/2029(b)	1,369,000	1,311,598
		8,095,874
Financials - 1.15%

Compass Group Diversified Holdings LLC, 5.250%, 04/15/2029(b)	767,831	727,456
Morgan Stanley Finance LLC, 7.780%, 08/31/2036	7,000	5,608
Morgan Stanley Finance LLC, 5.835%, 10/31/2036	2,000	1,668
Morgan Stanley Finance LLC, 7.780%, 12/30/2036	7,000	5,906
Morgan Stanley Finance LLC, 5.699%, 02/08/2037	36,000	31,078
Morgan Stanley Finance LLC, 4.668%, 06/30/2037	15,000	12,949
Morgan Stanley Finance LLC, 7.780%, 07/31/2037	51,000	44,028
Morgan Stanley Finance LLC, 7.839%, 09/29/2037	198,000	170,930
Morgan Stanley, 3.920% (Variable Rate), 01/29/2031(i)	55,000	46,774
Morgan Stanley, 2.723% (Variable Rate), 09/30/2034(i)	15,000	10,423
Morgan Stanley, 2.660% (Variable Rate), 11/28/2034(i)	19,000	13,475
Morgan Stanley, 3.112% (Variable Rate), 01/30/2035(i)	20,000	12,999
Morgan Stanley, 3.920% (Variable Rate), 02/29/2036(i)	4,000	3,074
Morgan Stanley, 3.890% (Variable Rate), 06/30/2036(i)	5,000	3,967
Morgan Stanley, 5.879% (Variable Rate), 07/29/2036(i)	22,000	17,478
Morgan Stanley, 7.780% (Variable Rate), 08/31/2036(i)	9,000	7,277
Morgan Stanley, 7.839% (Variable Rate), 11/29/2036(i)	3,000	2,517
Morgan Stanley, 7.780% (Variable Rate), 01/31/2037(i)	56,000	46,479
Morgan Stanley, 7.780% (Variable Rate), 05/31/2037(i)	49,000	42,301
Procap Financial Inc., 0.000%,12/05/2028(b)(e)(f)	1,800,000	1,588,223
UBS AG London, 2.660%, 08/28/2030	54,000	44,314
UBS AG London, 3.890%, 09/30/2030	33,000	29,761
UBS AG London, 2.918%, 09/30/2030	4,000	3,610
UBS Group AG, 3.112% (Variable Rate), 07/31/2030(i)	8,000	6,452
UBS Group AG, 3.112% (Variable Rate), 10/30/2030(i)	22,000	19,930
UBS Group AG, 3.920% (Variable Rate), 01/29/2031(i)	82,000	65,372
UBS Group AG, 4.703% (Variable Rate), 04/29/2031(i)	54,000	48,103
		3,012,152

Saba Capital Income & Opportunities Fund II	Consolidated Schedule of Investments

April 30, 2026 (Unaudited)

	Principal Amount	Fair Value
Industrials - 0.44%

LABL, Inc., 8.625%, 10/01/2031(b)	$2,619,000	$1,155,302
		1,155,302
Real Estate - 0.94%

China Evergrande Group, 8.250%, 03/23/2022(a)(e)(f)	16,395,000	306,065
China Evergrande Group, 9.500%, 04/11/2022(a)(e)(f)	6,148,000	114,726
China Evergrande Group, 11.500%, 01/22/2023(a)(e)(f)	4,600,000	81,863
China Evergrande Group, 10.000%, 04/11/2023(a)(e)(f)	7,568,000	135,497
China Evergrande Group, 7.500%, 06/28/2023(a)(e)(f)	11,802,000	213,456
China Evergrande Group, 12.000%, 01/22/2024(a)(e)(f)	19,888,000	358,515
China Evergrande Group, 9.500%, 03/29/2024(a)(e)(f)	4,420,000	80,856
China Evergrande Group, 10.500%, 04/11/2024(a)(e)(f)	4,572,000	80,585
China Evergrande Group, 8.750%, 06/28/2025(a)(e)(f)	57,621,000	1,083,435
		2,454,998

TOTAL CORPORATE BONDS		19,018,379
(Cost $18,866,688)

	Principal Amount	Fair Value
SENIOR LOANS - 8.54%
Communications - 0.34%

Gogo Intermediate Holdings LLC, Initial Term Loan, TSFR1M + 3.750%, 04/30/2028	986,365	886,653
		886,653
Consumer Discretionary - 2.09%

AMC Entertainment, Term Loan, TSFR1M + 9.000%, 01/04/2029	1,063,378	1,064,096
Dave & Buster's Entertainment Inc., Term Loan B, TSFR3M + 3.2500%, 10/31/2031	669,898	582,392
J Crew Group LLC, Initial Term Loan, TSFR3M + 6.000%, 09/26/2031	5,051,834	3,801,505
		5,447,993
Consumer, Non-cyclical - 2.27%

Revlon Intermediate Holdings IV LLC, Term Loan, TSFR6M + 6.875%, 05/02/2028	6,019,326	5,939,058
		5,939,058
Health Care - 3.44%

1261229 B.C. Ltd., Term Loan, SOFR1M + 6.250%, 10/08/2030	1,002,463	978,153
Canopy Growth Corporation, Term Loan, SOFR1M + 6.25%, 01/31/2031(c)	8,402,168	7,771,165
ModivCare Inc., Exit Term Loan, SOFR3M + 5.000%, 12/30/2030	250,353	226,360
		8,975,678
Industrials - 0.40%

LABL Inc., Debtor-in-Possession Term Loan, TSFR1M + 6.7500%, 12/03/2026	362,524	363,734
Multi-Color Corp., Term Loan, TSFR1M + 5.000%, 10/29/2028	1,458,491	690,961
		1,054,695

TOTAL SENIOR LOANS		22,304,077
(Cost $24,234,237)

Semi-Annual Report | April 30, 2026	33

Saba Capital Income & Opportunities Fund II	Consolidated Schedule of Investments

April 30, 2026 (Unaudited)

	Principal Amount	Fair Value
CONVERTIBLE CORPORATE BONDS - 1.70% Communications - 0.40%

Trump Media & Technology Group Corp., 0.000%, 05/29/2028(b)(f)	$1,122,000	$1,050,667
		1,050,667
Financials - 1.30%

BSTR Holdings Inc., 1.000%, 07/15/2030(c)	1,182,000	1,087,203
MI7 Founders, LLC, 1.000%, 07/01/2030(c)	2,364,575	2,309,007
		3,396,210

TOTAL CONVERTIBLE CORPORATE BONDS		4,446,877
(Cost $4,172,188)

	Principal Amount	Fair Value
MORTGAGE-BACKED SECURITIES - 1.35%
Federal National Mortgage Association (FNMA) - 1.35%

FNMA, Series 23-52, Class IO, 3.000%, 05/25/2051	5,847,196	1,158,534
FNMA, Series 5441, Class SA, 0.767%, 08/25/2054	14,310,218	450,448
FNMA, Series 5468, Class SB, 0.617%, 11/25/2054	6,378,415	198,685
FNMA, Series 5518, Class SC, 0.997%, 03/25/2055	5,566,907	204,947
FNMA, Series 25-44, Class SA, 0.817%, 06/25/2055	13,522,399	528,596
FNMA, Series 5557, Class SC, 0.867%, 07/25/2055	10,398,919	392,330
FNMA, Series 5575, Class SB, 0.967%, 09/25/2055	12,327,082	589,984

TOTAL MORTGAGE-BACKED SECURITIES		3,523,524
(Cost $4,165,202)

	Shares	Fair Value
COMMON STOCK - 13.81% Communications - 2.81%

Altice France LUXCO 3(f)	3,331	58,209
Altice USA, Inc.(f)	140,736	222,363
Bumble, Inc.(f)	505,088	2,096,115
Meta Platforms, Inc.	705	431,397
Netflix, Inc.(f)	2,830	264,916
Snap Inc.(f)	362,323	2,199,301
Telephone and Data Systems Inc.	7,790	351,017
Trump Media & Technology Group Corp.(f)	37,912	346,895
Uber Technologies Inc.(f)	5,025	374,915
Weibo Corp.	119,257	1,002,951
		7,348,079
Consumer Discretionary - 1.26%

Arbe Robotics, Ltd.(f)	55,882	47,779
Avax One Technology Ltd.(f)	304,262	141,604
Capri Holdings Ltd.(f)	11,752	229,282
Chipotle Mexican Grill, Inc.(f)	10,948	372,123
Dave & Buster's Entertainment(f)	35,084	395,397
Empery Digital Inc.(f)	41,830	196,601
Evolution AB(b)(f)	16,104	1,120,491

Saba Capital Income & Opportunities Fund II	Consolidated Schedule of Investments

April 30, 2026 (Unaudited)

	Shares	Fair Value
PDD Holdings Inc.(f)	2,072	$206,951
Polestar Automotive Holding UK(f)	10,417	192,610
Six Flags Entertainment Corp.(f)	11,054	207,594
Vera Bradley Inc.(f)	16,491	67,778
Winnebago Industries, Inc.	3,658	119,287
		3,297,497
Financials - 5.50%

Cannae Holdings, Inc.	86,591	1,169,844
Compass Diversified Holdings(f)	37,269	440,147
Etoro Group Ltd.(f)	12,490	444,394
EXOR NV(f)	89,826	7,042,365
FS KKR Capital Corp.	315,782	3,552,548
Midcap Financial Investment(f)	18,526	218,792
PagSeguro Digital Ltd.	140,185	1,404,654
Procap Financial Inc.(f)	22,711	43,378
Procap Financial Inc. Founder Shares(c)(f)	19,641	34,961
VEF AB(f)	53,287	10,989
		14,362,072
Health Care - 0.59%

Agilon Health Inc.(f)	2,380	66,521
AirSculpt Technologies Inc.(f)	32,469	87,017
Community Health Systems Inc.(f)	81,432	231,267
Ethzilla Corp.(f)	41,173	225,216
Hyperliquid Strategies Inc.(f)	34,395	207,055
Kindly MD Inc.(f)	487,068	85,773
ModivCare Inc.(f)	42,927	279,026
Sharps Technology Inc.(f)	180,245	321,737
Solana Corp.(f)	22,558	46,018
		1,549,630
Industrials - 1.35%

American Airlines Group Inc.(f)	12,458	145,883
Babcock & Wilcox Enterprises Inc.(f)	7,368	115,383
CEA Industries Inc.(f)	125,005	388,766
Grupo Aeromexico Sab De Cv(f)	7,582	115,171
TaskUS Inc.	37,095	240,376
The GEO Group, Inc.(f)	14,469	267,821
Vertical Aerospace Ltd.(f)	880,604	2,060,613
Voyager Technologies Inc.(f)	7,299	192,767
West Enclave Merger Corp.(f)	2,790	2,762
		3,529,542
Information Technology - 0.41%

Forward Industries Inc.(f)	1,322	6,094
GDS Holdings Ltd.(f)	7,441	314,605
JFrog Ltd.(f)	3,611	167,695
Oracle Corp.	2,006	323,748
Sabre Corp(f)	54,797	100,279
Zscaler Inc.(f)	1,127	147,276
		1,059,697

Semi-Annual Report | April 30, 2026	35

Saba Capital Income & Opportunities Fund II	Consolidated Schedule of Investments

April 30, 2026 (Unaudited)

	Shares	Fair Value
Materials - 0.13%

ASP Isotopes Inc.(f)	33,733	$177,436
Critical Metals Corp.(f)	1,933	24,607
James Hardie Industries PLC(f)	6,928	145,419
		347,462
Real Estate - 0.62%

CBRE Group Inc.(f)	1,596	227,797
Compass Inc.(f)	25,809	195,374
Sl Green Realty Corp.	1,560	66,160
Star Holdings(f)	130,599	1,119,233
		1,608,564
Technology - 1.02%

CommScope Holding Company, Inc.	15,255	195,188
Descartes Systems Group, Inc.(f)	1,163	83,915
IREN Ltd.(f)	5,507	250,623
TON Strategy Co(f)	78,259	158,865
Vertex, Inc.(f)	39,234	485,324
Workday, Inc.(f)	11,293	1,382,262
xTAO Inc.(f)	199,672	98,836
		2,655,013
Utilities - 0.12%

Constellation Energy Corp.(f)	691	216,283
PPL Corp.(f)	2,465	92,290
		308,573

TOTAL COMMON STOCK		36,066,129
(Cost $40,912,894)

	Shares	Fair Value
CLOSED END FUNDS - 4.39% Alternative - 0.34%

Destra Multi-Alternative Fund	2,947	22,102
Regal Partners Global Investment Ltd.	524,625	861,162
		883,264
Equity - 3.18%

abrdn Life Sciences Investors	21,204	371,070
Adams Natural Resources Fund, Inc.	20,841	563,332
Australian United Investment Company Ltd.(f)	75,568	594,102
BlackRock Enhanced Global Dividend Trust	2	24
BlackRock Science & Technology Trust II	49,482	1,285,048
Bluerock Private Real Estate Fund	57,996	967,953
Direxion Daily Robotics Artificial Intelligence & Automation Index Bull 2X Shares	13,958	382,449
Gabelli Dividend & Income Trust	47,539	1,393,368
Gabelli Healthcare & WellnessRx Trust	23,912	218,795

Saba Capital Income & Opportunities Fund II	Consolidated Schedule of Investments

April 30, 2026 (Unaudited)

	Shares	Fair Value
HBM Healthcare Investments AG(f)	141	$42,407
Hearts and Minds Investments, Ltd.	733,506	1,542,011
Pengana International Equities, Ltd.	1,064,780	935,235
		8,295,794
Fixed Income - 0.10%

BNY Mellon Municipal Bond Infrastructure Fund, Inc.	343	3,708
BNY Mellon Strategic Municipals, Inc.	21,897	138,389
Ellsworth Growth and Income Fund, Ltd.	5,024	63,101
MFS High Income Municipal Trust	12,825	47,452
PIMCO California Municipal Income Fund	1,232	10,828
		263,478
Mixed Allocation - 0.08%

Virtus Dividend, Interest & Premium Strategy Fund	14,430	204,762
		204,762
Private Equity - 0.69%

Syncona Ltd.(f)	1,507,674	1,805,376
		1,805,376

TOTAL CLOSED END FUNDS		11,452,674
(Cost $9,329,811)

	Shares	Fair Value
INVESTMENT TRUST - 0.54%
Equity - 0.54%

Herald Investment Trust PLC(f)	36,669	1,404,607
		1,404,607

TOTAL INVESTMENT TRUST		1,404,607
(Cost $1,136,654)

	Shares	Fair Value
PREFERRED STOCK - 1.58% Health Care - 0.17%

Integrity Labs, Inc.(c)(f)	445,127	433,232
		433,232
Information Technology - 0.28%

Strategy Inc. Cumulative Preferred Series A	7,458	744,014
		744,014
Technology - 1.13%

Xtend Reality Expansion Ltd. Preferred B-2(c)(f)	579,633	2,940,033
		2,940,033

TOTAL PREFERRED STOCK		4,117,279
(Cost $1,648,356)

Semi-Annual Report | April 30, 2026	37

Saba Capital Income & Opportunities Fund II	Consolidated Schedule of Investments

April 30, 2026 (Unaudited)

Fair Value
PARTICIPATION AGREEMENT - 0.30%

PK Funding 2023 LLC(c)	$789,538

TOTAL PARTICIPATION AGREEMENT	789,538
(Cost $785,461)

Fair Value
PRIVATE FUNDS - 23.73%
Alternative Capital Investments Fund III LP, Standard Class Interests(f)	381,210
Alternative Capital Investments Fund III LP, Special Class Interests Anthropic(f)	2,542,800
Alternative Capital Investments Fund III LP, Special Class Interests KLINGER	534,368
Alternative Capital Investments Fund III LP, Special Class Interests MILBERG	3,298,801
Alternative Capital Investments Fund III LP, Special Class Interests PANNOX(f)	1,166,860
Alternative Capital Investments Fund III LP, Special Class Interests PROVIDER	4,379,479
Alternative Capital Investments Fund III LP, Special Class Interests Provider2(f)	597,378
Alternative Capital Investments Fund III LP, Special Class Interests VGASA(f)	1,562,872
New Holland Special Opportunities Aggregator, LP Class M Interests(f)(h)	1,409,353
New Holland Special Opportunities Aggregator LP, Class Y-6 Interests(h)	961
New Holland Special Opportunities Aggregator LP, Class Y-7 Interests(f)(h)	4,577,027
Stone Ridge Opportunities Fund Feeder LP(f)	41,520,000

TOTAL PRIVATE FUNDS	61,971,109
(Cost $41,231,102)

	Shares	Fair Value
UNIT TRUST - 2.93%

Grayscale Ethereum Classic Trust(f)(g)	1,714,232	7,645,470

TOTAL UNIT TRUST		7,645,470
(Cost $17,669,737)

	Shares	Fair Value
SPECIAL PURPOSE ACQUISITION COMPANIES - 5.76%

1RT Acquisition Corp.(f)	15,560	158,712
Abony Acquisition Corp. I(f)	6,306	62,902
Abony Sponsor I LLC, Class A Unit(c)(f)	61,093	68,424
Abony Sponsor I LLC, Class B Unit(c)(f)	7,637	9,317
Activate Energy Sponsors LLC, Class A Unit(c)(f)	86,111	101,611
Activate Energy Sponsors LLC, Class B Unit(c)(f)	10,764	14,423
Aldabra 4 LOV Sponsor Partnership, Class A Unit(c)(f)	76,516	94,880
Aldabra 4 LOV Sponsor Partnership, Class B Unit(c)(f)	63,764	21,680
American Exceptionalism Acquisition Corp A(f)	6,655	73,937
Armada Acquisition Corp. III(f)	2,511	553
Armada Sponsor III, Class A Unit(c)(f)	81,458	64,352
Armada Sponsor III, Class B Unit(c)(f)	10,182	9,164
Art Technology Sponsor, LLC, Class A Unit(c)(f)	79,848	89,429
Art Technology Sponsor, LLC, Class B Unit(c)(f)	15,969	19,323
Averin Capital Acquisition Corp.(f)	6,307	62,629
Axiom Intelligence Holdings 1 LLC, Class A Unit(c)(f)	109,718	205,173
Axiom Intelligence Holdings 1 LLC, Class B Unit(c)(f)	13,715	27,979

Saba Capital Income & Opportunities Fund II	Consolidated Schedule of Investments

April 30, 2026 (Unaudited)

	Shares	Fair Value
Bengochea SPAC Sponsors II LLC, Class A Unit(c)(f)	132,416	$210,542
Bengochea SPAC Sponsors II LLC, Class B Unit(c)(f)	16,552	29,132
Blue Holdings, Class A Unit(c)(f)	137,148	419,673
Blue Holdings, Class B Unit(c)(f)	13,715	46,219
Blue Water Acquisition Corp. IV(f)	2,430	24,567
Blue Water Acquisition IV LLC, Class A Unit(c)(f)	78,898	394
Blue Water Acquisition IV LLC, Class B Unit(c)(f)	9,862	94,971
Cal Redwood Acquisition Corp., Class A Unit(c)(f)	134,662	267,978
Cal Redwood Acquisition Corp., Class B Unit(c)(f)	16,833	36,528
Cantor Equity Partners Inc.(c)(f)	59,091	524,137
Cantor Equity Partners II Inc.(f)	13,402	156,803
Cantor Equity Partners III Inc.(f)	15,772	164,344
Cantor Equity Partners IV Inc.(f)	11,518	118,060
Cantor Equity Partners V Inc.(f)	13,869	141,602
Cantor Equity Partners VI, Inc.(f)	7,602	77,160
Chenghe Investment III LLC, Class A Unit(c)(f)	133,435	109,417
Chenghe Investment III LLC, Class B Unit(c)(f)	16,679	15,177
Churchill Capital Corp XII(f)	6,696	67,697
Cohen Circle Sponsor II, LLC, Class A Unit(c)(f)	34,290	78,867
Cohen Circle Sponsor II, LLC, Class B Unit(c)(f)	6,858	16,803
Columbus Circle 2 Sponsor Corporation LLC, Class A Unit(c)(f)	23,274	28,161
Columbus Circle 2 Sponsor Corporation LLC, Class B Unit(c)(f)	4,073	5,376
Columbus Circle Capital Corp.(f)	5,045	1,715
Crane Harbor Sponsor II LLC, Class A Unit(c)(f)	40,514	82,243
Crane Harbor Sponsor II LLC, Class B Unit(c)(f)	8,103	18,312
EGH Sponsor LLC, Class A Unit(c)(f)	58,498	207,083
EGH Sponsor LLC, Class B Unit(c)(f)	7,312	28,516
FIGX Acquisition Partners LLC Class A Unit(c)(f)	86,860	95,546
FIGX Acquisition Partners LLC Class B Unit(c)(f)	10,858	13,138
Fortress Value Acquisition Corp.(f)	15,329	154,823
GP-Act III Acquisition Corp., Class A Unit(c)(f)	17,094	23,248
GP-Act III Acquisition Corp., Class B Unit(c)(f)	21,362	3,418
Graf Global Corp., Class A Unit(c)(f)(g)	15,421	17,735
Graf Global Corp., Class B Unit(c)(f)(g)	19,276	2,314
Hall Chadwock Acquisition Corp.(f)	11,387	113,528
Hall Chadwock Acquisition Corp., Class A Unit(c)(f)	86,111	271,250
Hall Chadwock Acquisition Corp., Class B Unit(c)(f)	10,764	37,459
HCM III Acquisition Corp.(f)	26,998	273,895
HCM IV Acquisition Corp.(f)	4,414	2,626
HCM Investor Holdings III, LLC, Class A Unit(c)(f)	103,450	204,831
HCM Investor Holdings III, LLC, Class B Unit(c)(f)	137,934	53,795
HCM Investor Holdings IV, LLC, Class A Unit(c)(f)	32,703	72,601
HCM Investor Holdings IV, LLC, Class B Unit(c)(f)	54,504	29,977
Illumination Acquisition 1 Sponsor LLC , Class A Unit(c)(f)	61,093	76,366
Illumination Acquisition 1 Sponsor LLC , Class B Unit(c)(f)	7,637	10,386
Illumination Acquisition Corp.(f)	6,726	50,391
Inflection Point Acquisition Corp.(f)	14,578	147,821
Irenic Acquisition Corp.(f)	5,580	55,800
Kensington Capital Acquisition Corp.(f)	3,638	37,144
KPET Ultra Paceline Corp.(f)	17,007	171,090
KRAKacquisition Corp.(f)	9,653	95,565
Lafayette Digital Acquisition Corp. I, Class A Unit(c)(f)	67,720	56,208
Lafayette Digital Acquisition Corp. I, Class B Unit(c)(f)	13,544	12,054

Semi-Annual Report | April 30, 2026	39

Saba Capital Income & Opportunities Fund II	Consolidated Schedule of Investments

April 30, 2026 (Unaudited)

	Shares	Fair Value
Launchpad Cadenza Acquisition Corp. I, Class A Unit(c)(f)	64,822	$70,656
Launchpad Cadenza Acquisition Corp. I, Class B Unit(c)(f)	54,019	13,505
Leapfrog Acquisition Corp.(f)	4,201	24,195
LeapFrog Partners LLC, Class A Unit(c)(f)	95,057	96,008
LeapFrog Partners LLC, Class B Unit(c)(f)	11,882	13,546
LightWave Founders LLC, Class A Unit(c)(f)	160,720	170,363
LightWave Founders LLC, Class B Unit(c)(f)	16,072	18,965
M3-Brigade Acquisition V Corp.(f)	189,227	2,037,975
M3 Brigade Sponsor VI LLC, Class A Unit(c)(f)	85,721	115,724
M3 Brigade Sponsor VI LLC, Class B Unit(c)(f)	114,295	34,288
Metals Acquisition Corp. II(f)	13,579	136,333
MI7 Founders, LLC, Class A Unit(c)(f)	236,458	1,981,518
Mountain Crest Acquisition 6 Corp.(f)	5,133	51,227
NewHold Investment Corp. IV(f)	7,830	78,378
New Providence Holdings III, LLC, Class A Unit(c)(f)	126,069	181,539
New Providence Holdings III, LLC, Class B Unit(c)(f)	15,759	24,584
NewHold Investment Corp III, Class A Unit(c)(f)	67,027	191,027
NewHold Investment Corp III, Class B Unit(c)(f)	8,378	26,558
Oxley Bridge Holdings LLC, Class A Unit(c)(f)	128,263	121,849
Oxley Bridge Holdings LLC, Class B Unit(c)(f)	160,330	30,462
Oyster Enterprises II LLC, Class A Unit(c)(f)	134,995	218,692
Oyster Enterprises II LLC, Class B Unit(c)(f)	16,874	30,036
Perimeter Acquisition Corp. I(f)	47,131	485,449
Petit Monts LLC, Class A Unit(c)(f)	62,120	86,968
Pioneer Acquisition 1 Sponsor Holdco LLC, Class A Unit(c)(f)	137,148	134,405
Pioneer Acquisition 1 Sponsor Holdco LLC, Class B Unit(c)(f)	171,435	32,572
Paloma Acquisition Corp. I(f)	3,153	31,152
QDRO Acquisition Corp.(f)	9,719	96,607
Range Capital Acquisition Corp. II(f)	15,933	160,286
Range Capital Acquisition Sponsor II, LLC, Class A Unit(c)(f)	71,311	90,565
Range Capital Acquisition Sponsor II, LLC, Class B Unit(c)(f)	8,914	12,747
Real Asset Acquisition Corp.(f)	15,088	164,459
Renatus Tactical Acquisition Corp. I(f)	5,464	56,552
Republic Digital Acquisition Company(f)	36,928	378,512
RF Acquisition Corp. III(f)	1,607	15,814
Rice Acquisition Corp. 3(f)	8,604	89,223
Soulpower Acquisition Sponsor LLC, Class A Unit(c)(f)	120,459	237,304
Soulpower Acquisition Sponsor LLC, Class B Unit(c)(f)	15,057	32,222
Spring Valley Acquisition Corp.(f)	18,601	188,505
Titan Acquisition Sponsor Holdco, LLC, Class A Unit(c)(f)	72,306	104,121
Titan Acquisition Sponsor Holdco, LLC, Class B Unit(c)(f)	90,383	26,211
Trailblazer Acquisition Corp.(f)	16,005	161,491
VO Sponsor II, LLC Class A Unit(c)(f)	72,306	135,935
VO Sponsor II, LLC Class B Unit(c)(f)	904	18,621
Wen Sponsor LLC, Class A Unit(c)(f)	125,704	184,785
Wen Sponsor LLC, Class B Unit(c)(f)	157,130	50,282
Willow Lane Acquisition Corp.(f)	3,153	1,876
Willow Lane Acquisition Corp. I(f)	12,550	125,877
Willow Lane Sponsor II LLC, Class A Unit(c)(f)	48,188	110,832
Willow Lane Sponsor II LLC, Class B Unit(c)(f)	9,637	23,611

TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES		15,043,386
(Cost $13,812,881)

Saba Capital Income & Opportunities Fund II	Consolidated Schedule of Investments

April 30, 2026 (Unaudited)

	Shares	Fair Value
DIGITAL ASSET TREASURY COMPANY - 0.24%

SeeQC, Inc.(c)(f)	127,757	$638,785

TOTAL DIGITAL ASSET TREASURY COMPANY		638,785
(Cost $638,785)

	Shares	Fair Value
DIGITAL ASSETS - NON-SECURITY TOKEN - 0.00%(d)

Trump Media & Technology Group Corp., Digital Token(c)(f)(j)	37,912	-

TOTAL DIGITAL ASSETS - NON-SECURITY TOKEN		-
(Cost $0)

	Contracts	Fair Value
WARRANTS - 0.69%

1RT Acquisition Corp., Expires 06/20/2031, Strike Price $11.50(f)	5,929	2,617
Alussa Energy Acquisition Corp., Expires 11/12/2032, Strike Price $11.50(f)	1,345	511
Apex Treasury Corp., Expires 10/31/2032, Strike Price $11.50(f)	8,258	1,900
Armada Acquisition Corp. II, Expires 05/20/2030, Strike Price $11.50(f)	54,162	37,155
Averin Capital Acquisition Corp., Expires 01/30/2031, Strike Price $11.50(f)	1,051	552
Bain Capital GSS Investment Corp., Expires 01/01/2028, Strike Price $11.50(f)	5,414	2,978
Berto Acquisition Corp., Expires 05/01/2030, Strike Price $11.50(f)	31,254	16,878
Bitcoin Infrastructure Acquisition Corp., Expires 12/01/2030, Strike Price $11.50(f)	1,895	455
Bleichroeder Acquisition Corp. II, Expires 01/28/2032, Strike Price $11.50(f)	1,476	1,948
BTC Development Corp., Expires 08/19/2030, Strike Price $11.50(f)	3,919	1,883
Canopy Growth Corp., Expires 01/08/2031, Strike Price $1.30(c)(f)	969,481	387,793
CEA Industries Inc., Expires 01/30/2031, Strike Price $11.50(f)	23,342	9,103
Churchill Capital Corp. XI, Expires 08/05/2028, Strike Price $15.15(f)	360	247
Cohen Circle Acquisition Corp., Expires 05/23/2030, Strike Price $11.50(f)	5,559	3,213
Critical Metals Corp., Expires 02/07/2029, Strike Price $7.00(c)(f)	38,669	341,447
D Boral ARC Acquisition I Corp., Expires 05/06/2030, Strike Price $11.50(f)	20,377	17,728
Digital Asset Acquisition Corp., Expires 04/01/2030, Strike Price $11.50(f)	29,467	10,608
Dynamix Corp., Expires 10/25/2029, Strike Price $11.50(f)	33,079	4,636
Dynamix Corp. III, Expires 11/19/2030, Strike Price $11.50(f)	4,817	1,354
Evolution Global Acquisition Corp., Expires 10/22/2030, Strike Price $11.50(f)	6,167	2,528
EYE Health, Inc. – Expires 4.5 years after issuance, Strike Price $2.88(f)(j)	5	-
Fact II Acquisition Corp., Expires 11/26/2031, Strike Price $11.50(f)	22,895	16,255
FutureCrest Acquisition Corp., Expires 11/05/2030, Strike Price $11.50(f)	3,752	2,852
Gores Holdings X Inc., Expires 05/02/2030, Strike Price $11.50(f)	3,460	2,083
GP-Act III Acquisition Corp., Expires 12/31/2027, Strike Price $11.50(f)	23,593	3,773
HCM III Acquisition Corp., Expires 07/31/2030, Strike Price $11.50(f)	9,476	4,600
Idea Acquisition Corp., Expires 10/22/2030, Strike Price $11.50(f)	2,943	853
Insight Digital Partners II, Expires 12/31/2030, Strike Price $11.50(f)	5,414	1,570
Israel Acquisitions Corp., Expires 02/28/2028, Strike Price $11.50(f)	18,390	1,103

Semi-Annual Report | April 30, 2026	41

Saba Capital Income & Opportunities Fund II	Consolidated Schedule of Investments

April 30, 2026 (Unaudited)

	Contracts	Fair Value
KRAKAcquisition Corp., Expires 03/20/2031, Strike Price $11.50(f)	2,421	$1,059
Legato Merger Corp. IV, Expires 03/16/2031, Strike Price $11.50(f)	1,013	365
Lightwave Acquisition Corp., Expires 06/24/2030, Strike Price $11.50(f)	10,620	2,555
Live Oak Acquisition Corp. V, Expires 02/20/2030, Strike Price $11.50(f)	10,426	14,909
Melar Acquisition Corp I, Expires 6/10/2029, Strike Price $11.50(f)	32,537	4,702
Mercer Park Opportunities Corp., Expires 08/29/2029, Strike Price $11.50(f)	10,963	164
Metals Acquisition Corp. II, Expires 06/30/2033, Strike Price $11.50(f)	4,587	3,326
MI7 Founders, LLC, Class A, Expires 5 years after closing, Strike Price $11.50(c)(f)	236,458	52,021
MI7 Founders, LLC, Class Z, Expires 5 years after closing, Strike Price $11.50(c)(f)	78,859	16,560
Muzero Acquisition, Expires 12/10/2030, Strike Price $11.50(f)	998	399
New Providence Acquisition Corp. III, Expires 04/24/2030, Strike Price $11.50(f)	6,181	1,916
NewHold Investment Corp II-A., Expires 04/17/2030, Strike Price $11.50(f)	2,084	1,616
OneIM Acquisition Corp., Expires 12/22/2030, Strike Price $11.50(f)	9,700	6,548
OTG Acquisition Corp. I, Expires 10/22/2030, Strike Price $11.50(f)	3,731	1,231
Paloma Acquisition Corp. I, Expires 02/13/2031, Strike Price $11.50(f)	1,576	462
Perimeter Acquisition Corp. I, Expires 05/13/2030, Strike Price $11.50(f)	33,393	19,353
Plum Acquisition Corp IV, Expires 08/19/2029, Strike Price $11.50(f)	4,175	1,712
Presidio Pubco Inc., Expires 07/01/2031, Strike Price $11.50(f)	21,273	20,082
ProCap Acquisition Corp., Expires 05/13/2030, Strike Price $11.50(f)	20,612	7,008
Procap Financial Inc., Expires 05/16/2030, Strike Price $11.50(f)	1,473	487
Range Capital Acquisition Corp. II, Expires 09/16/2030, Strike Price $11.50(f)	13,508	4,323
Real Asset Acquisition Corp., Expires 04/24/2030, Strike Price $11.50(f)	71,118	172,461
Renatus Tactical Acquisition Corp. I, Expires 05/15/2030, Strike Price $11.50(f)	3,588	2,602
Republic Digital Acquisition Co, Expires 05/01/2030, Strike Price $11.50(f)	63,953	28,776
Rice Acquisition Corp. 3, Expires 09/29/2031, Strike Price $11.50(f)	22,567	17,377
Rithm Acquisition Corp., Expires 12/30/2075, Strike Price $0.10(f)	1,581	941
Roman DBDR Acquisition Corp II., Expires 10/31/2031, Strike Price $11.50(f)	19,566	4,305
Sharps Technology Inc., Pre Funded Warrant, Expires 03/20/2040, Strike Price $0.00(c)(f)	44,101	78,500
Sharps Technology Inc., Stapled Warrant, Expires 11/30/2028, Strike Price $9.75(c)(f)	174,658	34,932
SIM Acquisition Corp. I, Expires 06/01/2031, Strike Price $11.50(f)	12,138	1,906
Space Asset Acquisition Corp., Expires 10/24/2030, Strike Price $11.50(f)	3,552	2,399
Spartacus Acquisition Corp. I, Expires 12/13/2031, Strike Price $11.50(f)	3,363	1,850
Spring Valley Acquisition Corp., Expires 09/30/2030, Strike Price $11.50(f)	2,501	4,465
Spring Valley Acquisition Corp., Expires 01/30/2031, Strike Price $11.50(f)	3,225	2,838
Terrestrial Energy Inc., Expires 10/10/2029, Strike Price $11.50(f)	12,004	40,933
TLGY Acquisition Corp., Expires 01/14/2028, Strike Price $11.50(f)	30,000	11,699
Trailblazer Acquisition Corp., Expires 07/24/2030, Strike Price $11.50(f)	7,823	3,324
Vertical Aerospace, Ltd. Class A Warrants, Expires 01/22/2030, Strike Price $11.50(c)(f)	249,443	167,127
Vertical Aerospace, Ltd. Class B Warrants, Expires 01/22/2030, Strike Price $11.50(c)(f)	249,443	139,688
Viking Acquisition Corp. I, Expires 11/03/2030, Strike Price $11.51(f)	2,824	2,174
Wen Acquisition Corp., Expires 05/15/2031, Strike Price $11.50(f)	61,927	20,441
Willow Lane Acquisition Corp., Expires 10/31/2031, Strike Price $11.50(f)	1,738	11,904

TOTAL WARRANTS		1,790,063
(Cost $802,459)

Saba Capital Income & Opportunities Fund II	Consolidated Schedule of Investments

April 30, 2026 (Unaudited)

	Contracts	Fair Value
RIGHTS - 0.01%

AI Infrastructure Acquisition Corp., Expires 12/01/2075(f)	6,249	$1,469
Crane Harbor Acquisition Corp. II, Expires 05/19/2075(f)	8,117	1,729
Inflection Point Acquisition Corp. III, Expires 06/16/2075(f)	54,192	20,926
Hall Chadwick Acquisition Corp., Expires 01/27/2076(f)	23,559	7,303
Hennessy Capital Investment Corp. VII, Expires 12/30/2075(f)	7,305	2,739
Hennessy Capital Investment Corp. VIII, Expires 03/30/2076(f)	3,459	571
K&F Growth Acquisition Corp. II, Expires 12/30/2075(f)	4,142	733
Mountain Lake Acquisition Corp., Expires 12/31/2075(f)	9,699	2,410
RF Acquisition Corp. III(f)	2,397	256

TOTAL RIGHTS		38,136
(Cost $35,150)

	Contracts	Fair Value
OPTIONS - 0.91%(k)
Put Option Contracts - 0.91%

iShares Bitcoin Trust ETF, Expires 01/15/2027, Strike Price $15.00(f)	104	3,640
iShares Bitcoin Trust ETF, Expires 06/18/2027, Strike Price $45.00(f)	43	14,233
Russell 2000 Index, Expires 06/16/2026, Strike Price $2,710(f)	52	270,660
Russell 2000 Index, Expires 06/18/2026, Strike Price $2,550(f)	13	28,990
Russell 2000 Index, Expires 06/18/2026, Strike Price $2,560(f)	14	32,984
Russell 2000 Index, Expires 06/18/2026, Strike Price $2,630(f)	105	356,475
Russell 2000 Index, Expires 07/17/2026, Strike Price $2,680(f)	11	79,640
Russell 2000 Index, Expires 07/17/2026, Strike Price $2,700(f)	81	565,380
S&P 500 Index, Expires 06/18/2026, Strike Price $6,980(f)	5	38,625
S&P 500 Index, Expires 06/18/2026, Strike Price $6,995(f)	43	344,645
S&P 500 Index, Expires 07/17/2026, Strike Price $6,910(f)	7	70,420
S&P 500 Index, Expires 07/17/2026, Strike Price $7,010(f)	47	565,645

TOTAL OPTIONS		2,371,337
(Premiums paid $3,241,420)

	Shares	Fair Value
MONEY MARKET FUNDS - 4.54%

BNY Mellon U.S. Treasury Fund, 7 Day Yield, 2.810%(g)(h)	5,066,041	5,066,041
JPMorgan US Treasury Plus Money Market Fund, 7 Day Yield, 3.210%	6,791,403	6,791,403

TOTAL MONEY MARKET FUNDS		11,857,444
(Cost $11,857,444)

Total Investments in Securities - 78.30%		204,478,814
(Cost $194,540,469)

Other Assets in Excess of Liabilities - 21.70%		56,677,379

NET ASSETS - 100.00%		$261,156,193

Amounts above are shown as a percentage of net assets as of April 30, 2026.

Semi-Annual Report | April 30, 2026	43

Saba Capital Income & Opportunities Fund II	Consolidated Schedule of Investments

April 30, 2026 (Unaudited)

SCHEDULE OF SECURITIES SOLD SHORT

	Principal Amount	Fair Value
CORPORATE BONDS - (3.45%) Consumer Discretionary - (1.4%)

Biocon Biologics Global PLC, 6.670%, 10/09/2029(b)	(488,000)	$(491,338)
Biocon Biologics Global PLC, 6.670%, 10/09/2029(e)	(1,055,000)	(1,062,216)
Star Parent Inc., 9.000%, 10/01/2030(b)	(2,015,000)	(2,111,193)
		(3,664,747)
Financials - (0.14%)

Global Auto HO/AAG FH UK, 8.750%, 01/15/2032(b)	(413,000)	(375,522)
		(375,522)
Industrials - (1.22%)

Icahn Enterprises LP/Icahn Enterprises Finance Corporation, 4.375%, 02/01/2029	(355,000)	(311,433)
Icahn Enterprises LP/Icahn Enterprises Finance Corporation, 5.250%, 05/15/2027	(2,890,000)	(2,863,757)
		(3,175,190)
Information Technology - (0.20%)

Gen Digital Inc., 6.250%, 04/01/2033	(543,000)	(529,749)
		(529,749)
Real Estate - (0.49%)

CPI Property Group SA, 1.750%, 01/14/2030(e)	(1,257,000)	(1,276,617)
		(1,276,617)

TOTAL CORPORATE BONDS		(9,021,825)
(Proceeds $8,848,704)

	Shares	Fair Value
COMMON STOCK - (8.44%) Communications - (0.73%)

Alphabet Inc., Class A Common Shares	(1,159)	(445,983)
Cogent Communications Holdings Inc.	(477)	(10,804)
DoorDash, Inc.(f)	(58)	(9,782)
Meta Platforms, Inc.	(360)	(220,288)
Netflix, Inc.(f)	(415)	(38,848)
Reddit Inc.(f)	(152)	(22,379)
ROBLOX Corp.(f)	(196)	(10,831)
Snap Inc.	(57,146)	(346,876)
SoftBank Group Corp.	(1,100)	(36,670)
Spotify Technology SA.(f)	(99)	(44,208)
Take-Two Interactive Software Inc.(f)	(132)	(28,216)
The Trade Desk, Inc.(f)	(20)	(472)
Universal Music Group NV(f)	(26,348)	(550,901)
Zillow Group, Inc.(f)	(3,395)	(150,738)
		(1,916,996)

Saba Capital Income & Opportunities Fund II	Consolidated Schedule of Investments

April 30, 2026 (Unaudited)

	Shares	Fair Value
Consumer Discretionary - (2.00%)

Amazon.com, Inc.(f)	(1,503)	$(398,385)
Booking Holdings Inc.(f)	(175)	(29,463)
Coupang Inc.(f)	(1,110)	(22,178)
Empery Digital Inc.	(118)	(555)
Ferrari NV	(9,674)	(3,330,674)
MercadoLibre, Inc.(f)	(100)	(179,263)
Sony Corp.	(2,000)	(39,769)
Stellantis NV(f)	(112,906)	(822,770)
Stellantis NV(f)	(42,121)	(306,641)
Tesla, Inc.(f)	(161)	(61,442)
Wesfarmers Ltd.(f)	(690)	(36,224)
		(5,227,364)
Consumer Staples - (0.04%)

Estee Lauder Companies	(1,108)	(84,995)
Oddity Tech Ltd.(f)	(667)	(9,551)
		(94,546)
Energy - (0.11%)

Exxon Mobil Corp.	(141)	(21,761)
Golar LNG Ltd.(f)	(425)	(23,371)
HighPeak Energy Inc.(f)	(23,478)	(159,181)
Oceaneering Intl Inc.(f)	(1,183)	(44,410)
Woodside Energy Group Ltd.(f)	(1,102)	(26,618)
		(275,341)
Financials - (0.57%)

Affirm Holdings Inc.(f)	(144)	(9,256)
American Express Co.	(90)	(29,074)
Ares Capital Corp.(f)	(23,745)	(454,954)
Australia & New Zealand Banking(f)	(1,229)	(32,428)
Bank of New York Mellon Corp.	(258)	(34,667)
Block Inc.(f)	(2,615)	(184,384)
Brookfield Corp.	(1,782)	(80,404)
CME Group Inc.	(86)	(24,753)
Commonwealth Bank Of Australia(f)	(537)	(67,139)
CyberArk Software Ltd.(f)	(98)	(4,410)
JPMorgan Chase & Co	(180)	(56,381)
Intercontinental Exchange, Inc.	(1,572)	(248,517)
MasterCard Inc.	(49)	(24,643)
Morgan Stanley	(44)	(8,386)
Perpetual Ltd.(f)	(5,812)	(69,334)
Prosperity Bancshares Inc.(f)	(447)	(31,134)
Robinhood Markets Inc.(f)	(320)	(23,325)
Sprott Inc.(f)	(41)	(5,355)
Tradeweb Markets Inc.	(387)	(43,828)
Visa Inc.	(75)	(24,738)
Westpac Banking Corp.(f)	(769)	(21,315)
		(1,478,425)

Semi-Annual Report | April 30, 2026	45

Saba Capital Income & Opportunities Fund II	Consolidated Schedule of Investments

April 30, 2026 (Unaudited)

	Shares	Fair Value
Health Care - (1.14%)

AbbVie Inc.	(168)	$(35,502)
Alnylam Pharmaceuticals, Inc.(f)	(146)	(45,186)
Alumis Inc.(f)	(1,058)	(26,122)
Amgen Inc.(f)	(65)	(22,506)
ArriVent Biopharma Inc.(f)	(1,385)	(43,060)
Arrowhead Pharmaceuticals Inc.(f)	(111)	(8,156)
Axsome Therapeutics Inc.(f)	(194)	(40,304)
Celldex Therapeutics Inc.(f)	(369)	(12,133)
Crinetics Pharmaceuticals Inc.(f)	(1,603)	(62,164)
CSL Ltd.(f)	(366)	(32,772)
Cytokinetics Inc.(f)	(138)	(8,828)
Denali Therapeutics Inc.(f)	(876)	(16,399)
Edgewise Therapeutics Inc.(f)	(863)	(26,718)
Eli Lilly and Company	(132)	(123,367)
Establishment Labs Holdings(f)	(429)	(29,442)
Gilead Sciences Inc.(f)	(269)	(35,196)
Guardant Health Inc.(f)	(69)	(6,009)
Harmony Biosciences Holdings Inc.(f)	(1,516)	(47,390)
HealthEquity Inc.(f)	(315)	(25,839)
Hyperliquid Strategies Inc.(f)	(87)	(521)
Insmed Inc.(f)	(60)	(8,180)
Ionis Pharmaceuticals Inc.(f)	(575)	(42,987)
Jade Biosciences Inc.(f)	(1,753)	(42,773)
Johnson & Johnson(f)	(245)	(56,313)
Koninklijke Philips NV(f)	(45,837)	(1,204,510)
Krystal Biotech Inc.(f)	(154)	(40,388)
Mineralys Therapeutics Inc.(f)	(992)	(26,437)
Natera Inc.(f)	(112)	(23,090)
Novo Nordisk A/S(f)	(1,390)	(8,340)
Regeneron Pharmaceuticals(f)	(100)	(70,706)
Relay Therapeutics Inc.(f)	(2,247)	(29,121)
Repligen Corp.(f)	(263)	(31,116)
Revolution Medicines Inc.(f)	(483)	(69,610)
Royalty Pharma PLC(f)	(3,080)	(154,277)
Sanofi of France(f)(j)	(5,225)	-
Scholar Rock Holding Corp.(f)	(1,360)	(63,390)
Sharps Technology Inc.(f)	(16,422)	(29,313)
Tempus AI Inc.(f)	(155)	(8,599)
Tenet Healthcare Corp.(f)	(76)	(13,461)
Thermo Fisher Scientific Inc.(f)	(46)	(22,032)
Travere Therapeutics Inc.(f)	(958)	(40,351)
Ultragenyx Pharmaceutical Inc.(f)	(1,393)	(34,393)
uniQure NV(f)	(1,122)	(22,384)
Upstream Bio Inc.(f)	(2,276)	(20,894)
Vaxcyte Inc.(f)	(804)	(46,021)
Vera Therapeutics Inc.(f)	(271)	(9,650)
Vertex Pharmaceuticals Inc.(f)	(365)	(155,994)
Viridian Therapeutics Inc.(f)	(2,104)	(28,362)
Zymeworks Inc.(f)	(886)	(24,400)
		(2,974,706)

Saba Capital Income & Opportunities Fund II	Consolidated Schedule of Investments

April 30, 2026 (Unaudited)

	Shares	Fair Value
Industrials - (1.04%)
AAON Inc.	(743)	$(69,329)
Advanced Drainage Systems Inc.	(478)	(71,342)
Alight, Inc.	(123,945)	(102,552)
AMETEK Inc.(f)	(118)	(27,789)
Axon Enterprise, Inc.(f)	(16)	(6,428)
Bloom Energy Corp.(f)	(141)	(39,954)
BWX Technologies Inc.(f)	(122)	(26,400)
CAE Inc.(f)	(1,094)	(28,591)
Carrier Global Corp.(f)	(1,067)	(71,670)
Caterpillar Inc.	(34)	(30,264)
Clarivate PLC(f)	(19,865)	(57,013)
Clean Harbors Inc.(f)	(249)	(77,857)
CNH Industrial NV(f)	(73,960)	(792,112)
Deere & Co.	(48)	(28,314)
First Advantage Corp.(f)	(395)	(5,040)
GE Vernova Inc.	(30)	(32,504)
Generac Holdings, Inc.(f)	(402)	(104,210)
HEICO Corp.(f)	(107)	(28,881)
Honeywell International Inc.(f)	(94)	(20,147)
Hubbell Inc.	(108)	(54,882)
IDEX Corp.	(24)	(5,228)
Infomart Corp.	(2,267)	(6,241)
Iveco Group NV	(18,518)	(303,511)
Leonardo DRS Inc.	(502)	(20,396)
MonotaRO Co Ltd.	(62)	(736)
nVent Electric plc	(545)	(77,880)
TransDigm Group Inc.(f)	(69)	(80,039)
Trex Co Inc.(f)	(811)	(31,791)
Valmont Industries Inc.	(73)	(37,087)
Vertiv Holdings Co	(152)	(49,930)
Vicor Corp.(f)	(469)	(126,288)
Wabtec Corp.(f)	(255)	(68,822)
Waste Connections Inc.	(672)	(110,698)
Watsco Inc.	(4)	(1,751)
Watts Water Technologies Inc.	(178)	(53,428)
Xylem Inc.	(616)	(72,787)
		(2,721,892)
Information Technology - (1.21%)

Accenture plc	(66)	(11,795)
Advanced Energy Industries(f)	(67)	(25,722)
Advantest Corp.	(300)	(54,153)
Amkor Technology Inc.(f)	(384)	(26,784)
Amphenol Corp.	(678)	(99,849)
AppLovin Corp.(f)	(100)	(44,635)
Arteris Inc.(f)	(850)	(24,616)
Arlo Technologies Inc.(f)	(1,894)	(26,611)
Astera Labs Inc.(f)	(280)	(54,527)
AvePoint Inc.(f)	(1,098)	(10,706)
Bentley Systems Inc.	(1,221)	(39,829)
Broadcom Inc.	(825)	(344,380)

Semi-Annual Report | April 30, 2026	47

Saba Capital Income & Opportunities Fund II	Consolidated Schedule of Investments

April 30, 2026 (Unaudited)

	Shares	Fair Value
Cadence Design Sys Inc.(f)	(227)	$(74,817)
CCC Intelligent Solutions Holdings Inc.(f)	(3,831)	(20,074)
Celestica Inc.(f)	(684)	(280,347)
CEVA Inc.(f)	(502)	(15,331)
Ciena Corp.(f)	(140)	(73,861)
Coherent Corp.(f)	(52)	(16,625)
Corning Inc.	(308)	(50,586)
Credo Technology Group Holding Ltd.(f)	(535)	(93,095)
Dell Technologies Inc.	(42)	(8,776)
DigitalOcean Holdings Inc.(f)	(348)	(33,558)
Dynatrace Inc.(f)	(378)	(13,687)
Elastic NV(f)	(206)	(9,565)
Entegris Inc.	(185)	(26,155)
Everspin Technologies Inc.(f)	(1,694)	(30,966)
Flex Ltd.(f)	(309)	(28,289)
GMO internet group Inc.	(431)	(8,479)
Harmonic Inc.(f)	(1,230)	(14,059)
Intl Business Machines Corp.(f)	(86)	(19,864)
Itron Inc.(f)	(450)	(37,710)
JFrog Ltd.(f)	(777)	(36,084)
Keyence Corp.(f)	(200)	(91,086)
Kokusai Electric Corp.(f)	(600)	(24,444)
Kulicke & Soffa Industries Inc.	(351)	(30,010)
Littelfuse Inc.	(374)	(151,160)
Marvell Technology Inc.	(627)	(103,549)
Micron Technology Inc.	(333)	(172,214)
Money Forward Inc.(f)	(441)	(13,310)
Oracle Corp.	(117)	(18,883)
PTC Inc.(f)	(110)	(14,993)
Power Integrations Inc.(f)	(512)	(37,228)
Pure Storage Inc.(f)	(283)	(20,220)
Radware Ltd.(f)	(1,229)	(32,937)
Qualys Inc.(f)	(101)	(8,780)
QuickLogic Corp.(f)	(1,549)	(24,738)
Red Violet Inc.(f)	(311)	(11,641)
Samsara Inc.(f)	(711)	(20,434)
Sandisk Corp.(f)	(219)	(240,136)
Seagate Technology Holdings PLC	(76)	(51,197)
SiTime Corp.(f)	(97)	(54,529)
Super Micro Computer Inc.(f)	(1,108)	(30,359)
Synopsys Inc.(f)	(11)	(5,309)
TDK Corp.(f)	(2,300)	(42,465)
Trimble Inc.(f)	(1,200)	(80,784)
TTM Technologies(f)	(195)	(30,853)
Veeco Instruments Inc.(f)	(420)	(20,937)
Viavi Solutions Inc.(f)	(566)	(29,658)
Vishay Precision Group(f)	(403)	(24,349)
Western Digital Corp.	(250)	(108,630)
WingArc1st Inc.	(396)	(6,736)
		(3,157,104)

Saba Capital Income & Opportunities Fund II	Consolidated Schedule of Investments

April 30, 2026 (Unaudited)

	Shares	Fair Value
Materials - (0.34%)
BHP Billiton Ltd.(f)	(1,524)	$(58,942)
Coeur Mining Inc.(f)	(14,470)	(260,026)
Critical Metals Corp.(f)	(25,116)	(319,727)
Freeport-McMoRan Inc.	(478)	(27,619)
Newmont Corp.(f)	(234)	(25,995)
Orezone Gold Corp.(f)	(34,512)	(51,577)
Pantoro Gold Ltd.(f)	(12,054)	(28,204)
Rio Tinto Ltd.(f)	(325)	(39,169)
Teck Resources Ltd.	(746)	(43,589)
Vault Minerals Ltd.(f)	(12,917)	(41,755)
		(896,603)
Real Estate - (0.02%)

CoStar Group Inc.(f)	(81)	(2,803)
Iron Mountain Inc.	(400)	(50,396)
		(53,199)
Technology - (1.21%)

Analog Devices Inc.	(100)	(40,226)
Apple, Inc.(f)	(320)	(86,832)
Arista Networks, Inc.(f)	(406)	(70,120)
Advanced Micro Devices, Inc.(f)	(479)	(169,801)
Blackline Inc.(f)	(2,315)	(72,344)
Cloudflare, Inc.(f)	(578)	(118,473)
Crowdstrike Holdings Inc.(f)	(157)	(69,983)
Descartes Systems Group, Inc.(f)	(378)	(27,274)
Doximity Inc.(f)	(468)	(11,438)
Fabrinet.(f)	(295)	(201,624)
KLA CORP.	(129)	(225,795)
Lam Research Corp.	(649)	(167,351)
Lumentum Holdings Inc.(f)	(195)	(175,952)
Microsoft Corp.	(1,115)	(454,675)
MongoDB Inc.(f)	(92)	(23,076)
Monolithic Power Systems Inc.	(128)	(206,644)
nLight Inc.(f)	(448)	(31,293)
NVIDIA Corp.	(3,981)	(794,488)
Palantir Technologies(f)	(163)	(22,675)
Palo Alto Networks, Inc.(f)	(48)	(8,544)
Pegasystems Inc.	(1,022)	(37,354)
ServiceNow, Inc.(f)	(188)	(16,602)
Shopify Inc.(f)	(426)	(51,641)
Snowflake Inc.(f)	(505)	(68,917)
SPS Commerce Inc.(f)	(66)	(3,704)
Varonis Systems Inc.(f)	(652)	(17,148)
		(3,173,974)
Utilities - (0.03%)

Alliant Energy Corp.	(166)	(12,189)
NextEra Energy, Inc.(f)	(60)	(5,873)

Semi-Annual Report | April 30, 2026	49

Saba Capital Income & Opportunities Fund II	Consolidated Schedule of Investments

April 30, 2026 (Unaudited)

	Shares	Fair Value
Origin Energy Ltd.(f)	(2,273)	$(19,801)
Ormat Technologies Inc.	(390)	(44,811)
		(82,674)

TOTAL COMMON STOCK		(22,052,824)
(Proceeds $22,361,010)

	Shares	Fair Value
EXCHANGE TRADED FUNDS - (27.03%) Alternative - (0.04%)

Grayscale Bitcoin Trust BTC(f)(g)	(1,637)	(97,238)
		(97,238)
Equity - (21.48%)

Invesco S&P 500 Equal Weight ETF	(4,136)	(841,428)
iShares Biotechnology ETF	(17,959)	(3,029,504)
iShares Core MSCI International Developed Markets ETF(f)	(1,299)	(114,754)
iShares Global Infrastructure ETF	(5,743)	(393,568)
iShares MSCI ACWI ETF	(10,261)	(1,554,952)
iShares Russell 1000 Value ETF	(96)	(22,200)
iShares Russell 2000 ETF	(152)	(42,251)
iShares Russell Mid-Cap Growth ETF(f)	(324)	(44,164)
State Street SPDR S&P Biotech ETF	(4,000)	(525,320)
State Street Energy Select Sector SPDR ETF	(8,116)	(484,119)
State Street Health Care Select Sector SPDR ETF	(159)	(23,212)
State Street Materials Select Sector SPDR ETF	(1,714)	(88,220)
State Street Utilities Select Sector SPDR ETF	(3,387)	(158,681)
Vanguard FTSE Developed Markets ETF	(32,573)	(2,241,022)
Vanguard FTSE Emerging Markets ETF	(42,951)	(2,531,102)
Vanguard Total Stock Market ETF	(7,272)	(2,575,597)
Vanguard Total World Stock ETF	(273,968)	(41,423,961)
		(56,094,055)
Real Estate - (5.51%)

Vanguard Real Estate ETF	(149,435)	(14,395,074)
		(14,395,074)

TOTAL EXCHANGE TRADED FUNDS		(70,586,367)
(Proceeds $64,004,344)

	Shares	Fair Value
PREFERRED STOCK - (0.04%) Information Technology - (0.04%)

Strategy Inc. Non-Cumulative Preferred Series A	(1,069)	(82,152)

TOTAL PREFERRED STOCK		(82,152)
(Proceeds $82,416)

Total Securities Sold Short - (38.96%)		(101,743,168)
(Proceeds $95,296,474)

Saba Capital Income & Opportunities Fund II	Consolidated Schedule of Investments

April 30, 2026 (Unaudited)

(a)	Security is in default as of April 30, 2026 and is therefore non-income producing.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (the “Securities Act”). Total market value of Rule 144A securities amounts to $15,060,013, which represented approximately 5.77% of net assets as of April 30, 2026. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(c)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(d)	Amount represents less than 0.005% of net assets.
(e)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2026, the aggregate market value of those securities was $1,704,388, which represents approximately 0.65% of net assets.
(f)	Non-income producing security.
(g)	A portion or all of the security is owned by SABA SPV I, a wholly-owned subsidiary of the Fund.
(h)	A portion or all of the security is owned by SABA SPV II, a wholly-owned subsidiary of the Fund.
(i)	The security is a floating rate note which has an annual interest rate, reset monthly, that is calculated by taking the product of a leverage multiplier and (USISDA30 - USISDA02).
(j)	At April 30, 2026, the value of these investments amounted to $0, representing 0.0% of the net assets of the Fund.
(k)	At April 30, 2026, all options held by the Fund are exchange traded listed options.

Investment Abbreviations:

CIBOR - Copenhagen Interbank Offered Rate

ESTRON - Euro Short-Term Rate

NIBOR - Norwegian Interbank Offered Rate

OBFR - United States Overnight Bank Funding Rate

RBACOR - RBA Interbank Overnight Cash Rate

SARON - Swiss Average Rate Overnight

SONIA - Sterling Overnight Index Average

STIBOR - Stockholm Interbank Offered Rate

Reference Rates:

ESTRON - Euro Short-Term Rate as of April 30, 2026 was 1.930%

OBFR - United States Overnight Bank Funding Rate as of April 30, 2026 was 3.640%

SOFR1M - Secured Overnight Financing Rate 1 Month Cumulative Average as of April 30, 2026 was 3.646%

SOFR3M - Secured Overnight Financing Rate 3 Month Cumulative Average as of April 30, 2026 was 3.669%

TSFR1M - CME Term SOFR 1 Month as of April 30, 2026 was 3.648%

TSFR3M - CME Term SOFR 3 Month as of April 30, 2026 was 3.664%

TSFR6M - CME Term SOFR 6 Month as of April 30, 2026 was 3.684%

Counterparty Abbreviations:
JPM - JPMorgan Chase Bank, N.A.
GSI - Goldman Sachs International
MSCO - Morgan Stanley & Company

Currency Abbreviations:
AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc

DKK - Danish Krone

EUR - Eurozone Currency
GBP - Great British Pound
JPY - Japanese Yen

NOK - Norwegian Krone
SEK - Swedish Krona
TWD - Taiwan Dollar
USD - United States Dollar

Semi-Annual Report | April 30, 2026	51

Saba Capital Income & Opportunities Fund II	Consolidated Schedule of Investments

April 30, 2026 (Unaudited)

SIMPLE AGREEMENT FOR FUTURE EQUITY (SAFE) CONTRACTS

	Cost	Fair Value
AEYE Health Inc.(a)	$224,992	$252,008
BeeHero Ltd.(a)	178,159	228,471
G-ILS Transportation Ltd.(a)	2,000,000	1,413,500
Nemo Enterprises, Inc.(a)	64,450	76,085
Quantalx Neuroscience Ltd. 2(a)	327,670	326,142
Real View Imaging Ltd. 2(a)	131,070	131,237
Vinesight Technology(a)	203,640	203,640
	$3,129,981	$2,631,083

(a)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	Value	Fund Delivering	Cost	Unrealized Appreciation
JPM	06/29/2026	AUD	$359,580	USD	$358,356	$1,224
JPM	05/05/2026	CAD	294,487	USD	293,470	1,017
JPM	06/08/2026	EUR	1,469,537	USD	1,452,010	17,527
JPM	06/08/2026	GBP	81,183,923	USD	78,963,815	2,220,108
JPM	05/05/2026	USD	703,089	CAD	699,407	3,682
JPM	05/29/2026	USD	958,620	TWD	948,354	10,266
						$2,253,824

Counterparty	Settlement Date	Fund Receiving	Value	Fund Delivering	Cost	Unrealized Depreciation
JPM	06/08/2026	EUR	$352,689	USD	$354,638	$(1,949)
JPM	06/29/2026	USD	4,443,664	AUD	4,595,428	(151,764)
JPM	06/08/2026	USD	23,081,760	EUR	23,477,321	(395,561)
JPM	06/08/2026	USD	11,132,546	GBP	11,293,669	(161,123)
JPM	06/29/2026	USD	827,449	JPY	840,786	(13,337)
JPM	06/29/2026	USD	1,509,410	SEK	1,520,918	(11,508)
						$(735,242)
						$1,518,582

FUTURES CONTRACTS

Description	Number of Contracts	Maturity Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Position Contracts
AUD/USD, 06/2026	77	06/15/2026	$5,473,195	$65,030
CHF/USD, 06/2026	11	06/15/2026	1,781,857	(13,814)
				$51,216
Short Position Contracts
CBOE VIX, 09/2026	(72)	09/16/2026	$1,620,250	$20,050
E-Mini Russ 2000, 06/2026	(17)	06/18/2026	2,348,173	(38,457)
EUR/GBP, 06/2026	(6)	06/15/2026	874,946	4,973
FTSE 250 Index, 06/2026	(28)	06/19/2026	1,637,556	(38,552)
LONG GILT, 06/2026	(56)	06/26/2026	6,656,653	180,843
				$128,857
				$180,073

Saba Capital Income & Opportunities Fund II	Consolidated Schedule of Investments

April 30, 2026 (Unaudited)

SINGLE NAME CREDIT DEFAULT SWAP CONTRACTS (CENTRALLY CLEARED)

Buy/Sell Protection(a)	Reference Obligations	Annual Payment Rate Received (Paid)	Currency	Maturity Date	Notional Amount(b)	Fair Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation/ (Depreciation)
Sell	Amazon.com, Inc.	1.00%	USD	12/20/2030	$3,996,000	$88,716	$(85,060)	$3,656
Sell	CSC Holdings Ltd.	5.00%	USD	06/20/2028	242,000	(103,455)	90,145	(13,310)
Sell	International Business Machines Corporation	1.00%	USD	06/20/2031	5,202,000	113,243	(115,074)	(1,831)
Sell	Meta Platforms, Inc.	1.00%	USD	06/20/2031	2,419,000	31,040	(38,501)	(7,461)
Sell	Microsoft Corp.	1.00%	USD	06/20/2031	3,386,000	94,184	(95,926)	(1,742)
Sell	Microsoft Corp.	1.00%	USD	12/20/2030	2,109,000	57,793	(53,346)	4,447
Sell	Oracle Corp.	1.00%	USD	12/20/2030	1,487,000	(37,887)	27,507	(10,380)
Sell	Oracle Corp.	1.00%	USD	12/20/2028	2,966,000	(7,586)	14,602	7,016
Buy	RR Donnelley & Sons Co.	(5.00)%	USD	06/20/2029	2,578,000	(121,015)	237,101	116,086
						$115,033	$(18,552)	$96,481

INDEX CREDIT DEFAULT SWAP CONTRACTS (CENTRALLY CLEARED)

Buy/Sell Protection(a)	Reference Obligations	Annual Payment Rate Received (Paid)	Currency	Maturity Date	Notional Amount(b)	Fair Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation/ (Depreciation)
Sell	Markit CDX High Yield Index, Series 44	5.00%	USD	06/20/2028	$174,352,860	$14,283,567	$(13,059,442)	$1,224,125
Buy	Markit CDX High Yield Index, Series 46	(5.00)%	USD	06/20/2028	8,096,000	(679,521)	606,294	(73,227)
Buy	Markit CDX Investment Grade Index, Series 46	(1.00)%	USD	06/20/2028	96,071,000	(2,133,225)	1,983,324	(149,901)
						$11,470,821	$(10,469,824)	$1,000,997

SINGLE NAME CREDIT DEFAULT SWAP CONTRACTS (OVER-THE-COUNTER)

Buy/Sell Protection(a)	Counterparty	Reference Obligations	Annual Payment Rate Received (Paid)	Currency	Maturity Date	Notional Amount(b)	Fair Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation/ (Depreciation)
Sell	GSI	Amazon.com, Inc.	1.00%	USD	12/20/2030	$5,914,000	$123,681	$(123,656)	$25
Sell	GSI	Amazon.com, Inc.	1.00%	USD	06/20/2031	9,221,000	207,514	(190,180)	17,334
Sell	JPM	Amazon.com, Inc.	1.00%	USD	12/20/2030	2,990,000	66,381	(69,726)	(3,345)
Sell	GSI	Cigna Holding Co.	1.00%	USD	12/20/2030	1,865,000	50,742	(35,736)	15,006
Sell	MSCS	Cigna Holding Co.	1.00%	USD	12/20/2030	1,228,000	33,411	(23,107)	10,304
Sell	MSCS	Google, LLC	1.00%	USD	12/20/2030	845,000	20,221	(22,892)	(2,671)
Sell	JPM	Google, LLC	1.00%	USD	06/20/2031	858,000	20,831	(20,644)	187
Sell	GSI	Google, LLC	1.00%	USD	12/20/2030	22,647,000	541,956	(646,330)	(104,374)
Sell	GSI	International Business Machines Corporation	1.00%	USD	12/20/2030	7,603,000	167,347	(168,234)	(887)
Sell	GSI	Meta Platforms, Inc.	1.00%	USD	12/20/2030	8,952,000	129,911	(163,273)	(33,362)
Sell	GSI	Meta Platforms, Inc.	1.00%	USD	06/20/2031	7,513,000	96,405	(100,920)	(4,515)
Sell	MSCS	Meta Platforms, Inc.	1.00%	USD	12/20/2030	6,540,000	94,908	(119,998)	(25,090)
Sell	GSI	Microsoft Corp.	1.00%	USD	12/20/2030	2,286,000	62,644	(58,673)	3,971
Sell	JPM	Microsoft Corp.	1.00%	USD	06/20/2031	3,156,000	87,787	(87,273)	514
Sell	JPM	Microsoft Corp.	1.00%	USD	12/20/2030	3,734,000	102,323	(96,110)	6,213
Sell	MS	Microsoft Corp.	1.00%	USD	12/20/2030	3,481,000	95,389	(94,154)	1,235
Sell	MS	Microsoft Corp.	1.00%	USD	06/20/2031	1,784,000	49,624	(48,820)	804
Sell	GSI	NVIDIA Corp.	1.00%	USD	12/20/2030	4,834,000	130,295	(127,275)	3,020
Sell	GSI	Oracle Corp.	1.00%	USD	12/20/2030	9,568,000	(243,785)	53,749	(190,036)
Sell	JPM	Oracle Corp.	1.00%	USD	12/20/2030	7,553,000	(192,444)	(38,081)	(230,525)
Sell	GSI	Thermo Fisher Scientific	1.00%	USD	12/20/2030	4,727,000	100,161	(104,200)	(4,039)
							$1,745,302	$(2,285,533)	$(540,231)

Semi-Annual Report | April 30, 2026	53

Saba Capital Income & Opportunities Fund II	Consolidated Schedule of Investments

April 30, 2026 (Unaudited)

(a)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement. Notional amounts are presented in the currency indicated in the table.

TOTAL RETURN SWAP CONTRACTS(a)

Counterparty	Reference Obligations	Currency	Notional Amount(b)	Termination Date	Financing Rate Index	Financing Rate Spread Paid by Fund	Value	Unrealized Appreciation/ (Depreciation)
Long Position Contracts
JPM	abrdn Diversified Income and Growth Trust	GBP	422,655	10/15/2026	SONIA	35 bps	$-	$(422,655)
JPM	Allianz Technology Trust PLC	GBP	1,897,894	10/15/2026	SONIA	35 bps	2,056,769	158,875
JPM	Amaroq Minerals, Ltd.	GBP	364,567	10/15/2026	SONIA	35 bps	370,643	6,076
JPM	Aquila European Renewables PLC	EUR	3,840	02/15/2027	ESTRON	50 bps	3,075	(765)
JPM	Artemis UK Future Leaders PLC	GBP	272,088	10/15/2026	SONIA	35 bps	274,918	2,830
JPM	Baillie Gifford UK Growth Trust PLC	GBP	53,892	10/15/2026	SONIA	35 bps	56,059	2,167
JPM	BB Biotech AG	CHF	1,334,862	10/15/2026	SARON	35 bps	1,255,253	(79,609)
JPM	BlackRock Smaller Companies Trust PLC	GBP	1,818,360	10/15/2026	SONIA	35 bps	1,857,925	39,565
JPM	BlackRock Smaller Companies Trust PLC, Tendered Shares	GBP	1,194,669	10/15/2026	SONIA	35 bps	1,433,937	239,268
JPM	BlackRock Throgmorton Trust PLC	GBP	(95,915)	10/15/2026	SONIA	35 bps	-	95,915
JPM	BlackRock Throgmorton Trust PLC, Tendered Shares	GBP	728,464	10/15/2026	SONIA	35 bps	868,086	139,622
JPM	Brown Advisory US Smaller Companies PLC	GBP	918,242	10/15/2026	SONIA	35 bps	940,064	21,822
JPM	Cannae Holdings, Inc.	USD	1,406,900	10/15/2026	OBFR	35 bps	1,486,100	79,200
JPM	Derwent London PLC	GBP	5,295,248	05/17/2027	SONIA	35 bps	5,530,951	235,703
JPM	Edenred SE	EUR	2,371,587	10/15/2026	ESTRON	35 bps	2,736,100	364,513
JPM	GCP Infrastructure Investments, Ltd.	GBP	5,816	02/15/2027	SONIA	35 bps	5,754	(62)
JPM	Global Opportunities Trust PLC	GBP	1,767	10/15/2026	SONIA	35 bps	1,665	(102)
JPM	Grainger PLC	GBP	87,609	02/15/2027	SONIA	35 bps	82,854	(4,755)
JPM	Gresham House Energy Storage Fund PLC	GBP	74,024	10/15/2026	SONIA	35 bps	76,840	2,816
JPM	HarbourVest Global Private Equity, Ltd.	GBP	22,542,093	10/15/2026	SONIA	35 bps	24,069,739	1,527,646
JPM	HBM Healthcare Investments AG	CHF	1,060,372	10/15/2026	SARON	35 bps	1,088,155	27,783
JPM	Hearts and Minds Investments, Ltd.	AUD	2,015,853	12/15/2026	RBACOR	45 bps	2,102,247	86,394
JPM	Henderson Smaller Companies Inv Trust PLC	GBP	1,781,920	10/15/2026	SONIA	35 bps	1,828,150	46,230
JPM	Herald Investment Trust PLC	GBP	2,344,805	10/15/2026	SONIA	35 bps	2,519,323	174,518
JPM	Impax Environmental Markets PLC	GBP	1,160,918	10/15/2026	SONIA	35 bps	1,145,087	(15,831)
JPM	Impax Environmental Markets PLC, Tendered Shares	GBP	2,212,226	10/15/2026	SONIA	35 bps	2,452,001	239,775
JPM	IP Group PLC	GBP	3,442,224	10/15/2026	SONIA	35 bps	3,815,028	372,804
JPM	Mercantile Investment Trust PLC	GBP	1,120,596	10/15/2026	SONIA	35 bps	1,146,911	26,315
JPM	Molten Ventures PLC	GBP	5,268,691	10/15/2026	SONIA	35 bps	6,013,997	745,306
JPM	Pantheon International PLC	GBP	16,420,047	10/15/2026	SONIA	35 bps	16,641,940	221,893
JPM	Partners Group Private Equity, Ltd.	EUR	341,580	10/15/2026	ESTRON	50 bps	326,796	(14,784)
JPM	Pengana International Equities, Ltd.	AUD	522,682	11/16/2026	RBACOR	45 bps	527,002	4,320
JPM	Polar Capital Technology Trust PLC	GBP	2,995,335	10/15/2026	SONIA	35 bps	3,263,211	267,876
JPM	PRS REIT PLC	GBP	89	10/15/2026	SONIA	35 bps	24	(65)
JPM	RIT Capital Partners PLC	GBP	1,403,882	10/15/2026	SONIA	35 bps	1,433,266	29,384
JPM	River & Mercantile UK Micro Cap Inv Co Ltd	GBP	422,661	10/15/2026	SONIA	35 bps	433,983	11,322
JPM	RM Infrastructure Income PLC	GBP	207,153	10/15/2026	SONIA	35 bps	208,854	1,701

Saba Capital Income & Opportunities Fund II	Consolidated Schedule of Investments

April 30, 2026 (Unaudited)

TOTAL RETURN SWAP CONTRACTS(a)

Counterparty Reference Obligations		Currency	Notional Amount(b)	Termination Date	Financing Rate Index	Financing Rate Spread Paid/(Received) by Fund	Value	Unrealized Appreciation/ (Depreciation)
Long Position Contracts
JPM	Schroder UK Mid Cap Fund PLC	GBP	1,521,154	10/15/2026	SONIA	35 bps	$1,516,869	$(4,285)
JPM	Scottish American Investment Co. PLC	GBP	116,401	10/15/2026	SONIA	35 bps	120,297	3,896
JPM	Scottish Oriental Smaller Companies Trust PLC	GBP	28,259	10/15/2026	SONIA	35 bps	30,165	1,906
JPM	SDCL Efficiency Income Trust PLC	GBP	4,352,676	10/15/2026	SONIA	35 bps	4,435,191	82,515
JPM	Syncona, Ltd.	GBP	1,185,781	10/15/2026	SONIA	35 bps	1,185,781	-
JPM	The British Land Co PLC	GBP	3,382	06/15/2027	SONIA	35 bps	3,469	87
JPM	The Gore Street Energy Storage Fund PLC	GBP	502,456	10/15/2026	SONIA	35 bps	500,595	(1,861)
JPM	The Renewables Infrastructure Group, Ltd.	GBP	198,101	02/15/2027	SONIA	35 bps	203,245	5,144
JPM	UNITE Group PLC	GBP	1,629,365	04/15/2027	SONIA	35 bps	1,638,551	9,186
JPM	Utilico Emerging Markets Trust PLC	GBP	467,025	10/15/2026	SONIA	35 bps	465,415	(1,610)
JPM	VEF AB	SEK	30,668	10/15/2026	STIBOR	35 bps	27,286	(3,382)
JPM	Vietnam Enterprise Investments, Ltd.	GBP	23,136	10/15/2026	SONIA	35 bps	23,167	31
JPM	VinaCapital Vietnam Opportunity Fund, Ltd.	GBP	469,928	10/15/2026	SONIA	35 bps	451,307	(18,621)
JPM	Vivendi SE	EUR	891,645	01/15/2027	ESTRON	35 bps	846,849	(44,796)
JPM	VPC Specialty Lending Investments PLC	GBP	135,821	10/15/2026	SONIA	35 bps	139,055	3,234
JPM	Weibo Corp.	USD	1,647,000	10/15/2026	OBFR	35 bps	1,513,800	(133,200)
JPM	Workspace Group PLC	GBP	4,956,141	10/15/2026	SONIA	35 bps	4,495,167	(460,974)
Total Long Position Contracts							$105,648,916	$4,070,281

Counterparty Reference Obligations		Currency	Notional Amount(b)	Termination Date	Financing Rate Index	Financing Rate Spread Paid/(Received) by Fund	Value	Unrealized Appreciation/ (Depreciation)
Short Position Contracts
JPM	3i Group PLC	GBP	(37,918)	10/15/2026	SONIA	(30) bps	(35,211)	2,707
JPM	Aalberts NV	EUR	(52,950)	10/15/2026	ESTRON	(30) bps	(55,351)	(2,401)
JPM	Advanced Medical Solutions Group PLC	GBP	(28,787)	02/15/2027	SONIA	(30) bps	(32,997)	(4,210)
JPM	AG Barr PLC	GBP	(25,802)	05/17/2027	SONIA	(30) bps	(25,923)	(121)
JPM	AIB Group PLC	EUR	22,412	06/15/2027	ESTRON	(0) bps	22,399	(13)
JPM	Air Liquide SA	EUR	(122,353)	12/15/2026	ESTRON	(30) bps	(119,469)	2,884
JPM	Airbus SE	EUR	(127,239)	03/15/2027	ESTRON	(30) bps	(130,538)	(3,299)
JPM	AJ Bell PLC	GBP	(46,227)	10/15/2026	SONIA	(30) bps	(45,831)	396
JPM	Alfa Financial Software Holdings PLC	GBP	(54,796)	10/15/2026	SONIA	(30) bps	(54,796)	-
JPM	Alfa Laval AB	SEK	27,659	06/15/2027	STIBOR	(0) bps	27,260	(399)
JPM	Argenx SE	EUR	(89,786)	10/15/2026	ESTRON	(30) bps	(88,592)	1,194
JPM	Ashmore Group PLC	GBP	(27,525)	05/17/2027	SONIA	(30) bps	(25,856)	1,669
JPM	Ashtead Technology Holdings plc	GBP	(3,783)	10/15/2026	SONIA	(280) bps	(3,711)	72
JPM	ASML Holding NV	EUR	(22,179)	05/17/2027	ESTRON	(30) bps	(21,520)	659
JPM	Atalaya Mining Copper SA	GBP	(38,352)	05/17/2027	SONIA	(30) bps	(35,376)	2,976
JPM	Atlas Copco AB	SEK	(6,292)	10/15/2026	STIBOR	(35) bps	(6,113)	179
JPM	Auction Technology Group PLC	GBP	(9,885)	10/15/2026	SONIA	(30) bps	(10,087)	(202)
JPM	Babcock International Group PLC	GBP	(30,168)	10/15/2026	SONIA	(30) bps	(29,912)	256
JPM	Balfour Beatty PLC	GBP	(95,183)	10/15/2026	SONIA	(30) bps	(95,947)	(764)
JPM	BE Semiconductor Industries NV	EUR	(106,845)	10/15/2026	ESTRON	(30) bps	(127,656)	(20,811)
JPM	Beazley PLC	GBP	(36,342)	10/15/2026	SONIA	(30) bps	(36,428)	(86)
JPM	Bellway PLC	GBP	(106,099)	10/15/2026	SONIA	(30) bps	(103,019)	3,080

Semi-Annual Report | April 30, 2026	55

Saba Capital Income & Opportunities Fund II	Consolidated Schedule of Investments

April 30, 2026 (Unaudited)

TOTAL RETURN SWAP CONTRACTS(a)

Counterparty Reference Obligations		Currency	Notional Amount(b)	Termination Date	Financing Rate Index	Financing Rate Spread Paid/(Received) by Fund	Value	Unrealized Appreciation/ (Depreciation)
Short Position Contracts
JPM	Bloomsbury Publishing PLC	GBP	(70,028)	10/15/2026	SONIA	(60) bps	$(73,135)	$(3,107)
JPM	Bodycote PLC	GBP	(81,621)	12/15/2026	SONIA	(30) bps	(81,204)	417
JPM	Borregaard ASA	NOK	(57,088)	02/15/2027	NIBOR	(35) bps	(49,546)	7,542
JPM	Breedon Group PLC	GBP	(31,391)	02/15/2027	SONIA	(30) bps	(30,828)	563
JPM	Cairn Homes PLC	GBP	(8,481)	10/15/2026	SONIA	(30) bps	(8,313)	168
JPM	CaixaBank SA	EUR	(28,396)	03/15/2027	ESTRON	(30) bps	(28,943)	(547)
JPM	Cellnex Telecom SA	EUR	(85,920)	03/15/2027	ESTRON	(30) bps	(84,143)	1,777
JPM	Central Asia Metals PLC	GBP	(25,656)	10/15/2026	SONIA	(30) bps	(24,586)	1,070
JPM	Cerillion PLC	GBP	(33,422)	05/17/2027	SONIA	(75) bps	(31,636)	1,786
JPM	Chemring Group PLC	GBP	(107,059)	10/15/2026	SONIA	(30) bps	(101,241)	5,818
JPM	Clarkson PLC	GBP	(30,241)	10/15/2026	SONIA	(30) bps	(30,468)	(227)
JPM	Cohort PLC	GBP	(88,372)	02/15/2027	SONIA	(1030) bps	(82,806)	5,566
JPM	Computacenter PLC	GBP	(77,134)	10/15/2026	SONIA	(30) bps	(92,818)	(15,684)
JPM	Costain Group PLC	GBP	(48,034)	02/15/2027	SONIA	(30) bps	(45,824)	2,210
JPM	Craneware PLC	GBP	(45,145)	02/15/2027	SONIA	(30) bps	(49,003)	(3,858)
JPM	Cranswick PLC	GBP	(117,199)	10/15/2026	SONIA	(30) bps	(118,964)	(1,765)
JPM	Crest Nicholson Holdings PLC	GBP	(34,029)	03/15/2027	SONIA	(30) bps	(21,430)	12,599
JPM	CVS Group PLC	GBP	(36,825)	10/15/2026	SONIA	(30) bps	(36,447)	378
JPM	DFS Furniture PLC	GBP	(30,496)	02/15/2027	SONIA	(30) bps	(29,672)	824
JPM	Diploma PLC	GBP	(103,546)	10/15/2026	SONIA	(30) bps	(107,657)	(4,111)
JPM	DiscoverIE Group PLC	GBP	(111,802)	10/15/2026	SONIA	(30) bps	(123,884)	(12,082)
JPM	DSM-Firmenich AG	EUR	(34,709)	10/15/2026	ESTRON	(30) bps	(35,434)	(725)
JPM	Dunelm Group PLC	GBP	(61,757)	10/15/2026	SONIA	(30) bps	(55,953)	5,804
JPM	EDP Renovaveis SA	EUR	(69,834)	10/15/2026	ESTRON	(30) bps	(70,481)	(647)
JPM	Elementis PLC	GBP	(50,797)	10/15/2026	SONIA	(30) bps	(48,130)	2,667
JPM	Entain PLC	GBP	(10,530)	10/15/2026	SONIA	(30) bps	(10,519)	11
JPM	Epiroc AB	SEK	25,296	06/15/2027	STIBOR	(0) bps	24,878	(418)
JPM	Everplay Group PLC	GBP	(43,099)	02/15/2027	SONIA	(30) bps	(44,632)	(1,533)
JPM	Foresight Group Holdings, Ltd.	GBP	22,698	06/15/2027	SONIA	(0) bps	22,467	(231)
JPM	FRP Advisory Group PLC	GBP	(76,445)	05/17/2027	SONIA	(140) bps	(78,085)	(1,640)
JPM	Funding Circle Holdings PLC	GBP	(27,546)	05/17/2027	SONIA	(55) bps	(28,328)	(782)
JPM	Future PLC	GBP	(45,627)	10/15/2026	SONIA	(30) bps	(49,610)	(3,983)
JPM	Games Workshop Group PLC	GBP	(102,549)	10/15/2026	SONIA	(30) bps	(103,962)	(1,413)
JPM	Gamma Communications PLC	GBP	(45,429)	10/15/2026	SONIA	(30) bps	(48,796)	(3,367)
JPM	GB Group PLC	GBP	(42,845)	10/15/2026	SONIA	(30) bps	(46,239)	(3,394)
JPM	Genuit Group PLC	GBP	(52,094)	10/15/2026	SONIA	(30) bps	(44,592)	7,502
JPM	Genus PLC	GBP	(86,189)	12/15/2026	SONIA	(30) bps	(79,102)	7,087
JPM	Grafton Group PLC	GBP	(73,236)	10/15/2026	SONIA	(30) bps	(70,833)	2,403
JPM	Great Portland Estates PLC	GBP	(59,649)	12/15/2026	SONIA	(30) bps	(59,998)	(349)
JPM	Greencore Group PLC	GBP	(64,138)	12/15/2026	SONIA	(30) bps	(65,652)	(1,514)
JPM	Haleon PLC	GBP	(20,441)	05/17/2027	SONIA	(30) bps	(19,279)	1,162
JPM	Harbour Energy PLC	GBP	26,127	06/15/2027	SONIA	(0) bps	25,979	(148)
JPM	Helios Towers PLC	GBP	(46,831)	05/17/2027	SONIA	(30) bps	(46,972)	(141)
JPM	Hill & Smith PLC	GBP	(83,163)	10/15/2026	SONIA	(30) bps	(91,730)	(8,567)
JPM	Hilton Food Group PLC	GBP	(18,890)	10/15/2026	SONIA	(30) bps	(19,638)	(748)

Saba Capital Income & Opportunities Fund II	Consolidated Schedule of Investments

April 30, 2026 (Unaudited)

TOTAL RETURN SWAP CONTRACTS(a)

Counterparty Reference Obligations		Currency	Notional Amount(b)	Termination Date	Financing Rate Index	Financing Rate Spread Paid/(Received) by Fund	Value	Unrealized Appreciation/ (Depreciation)
Short Position Contracts
JPM	Hochschild Mining PLC	GBP	(54,218)	02/15/2027	SONIA	(30) bps	$(51,373)	$2,845
JPM	Hollywood Bowl Group PLC	GBP	(55,135)	10/15/2026	SONIA	(30) bps	(53,557)	1,578
JPM	Hunting PLC	GBP	(19,947)	10/15/2026	SONIA	(30) bps	(20,026)	(79)
JPM	ICG PLC	GBP	(45,625)	10/15/2026	SONIA	(30) bps	(48,654)	(3,029)
JPM	IG Group Holdings PLC	GBP	(122,312)	11/16/2026	SONIA	(30) bps	(122,037)	275
JPM	IMI PLC	GBP	(24,959)	10/15/2026	SONIA	(30) bps	(24,923)	36
JPM	Inchcape PLC	GBP	(40,123)	11/16/2026	SONIA	(30) bps	(41,541)	(1,418)
JPM	IntegraFin Holdings PLC	GBP	(129,871)	10/15/2026	SONIA	(30) bps	(131,280)	(1,409)
JPM	International Workplace Group PLC	GBP	(78,764)	12/15/2026	SONIA	(30) bps	(79,063)	(299)
JPM	Ithaca Energy PLC	GBP	(84,256)	10/15/2026	SONIA	(30) bps	(88,584)	(4,328)
JPM	JET2 PLC	GBP	(18,626)	10/15/2026	SONIA	(30) bps	(17,380)	1,246
JPM	Johnson Service Group PLC	GBP	(2,892)	10/15/2026	SONIA	(30) bps	(2,786)	106
JPM	JTC PLC	GBP	(69,270)	10/15/2026	SONIA	(30) bps	(69,270)	-
JPM	Keller Group PLC	GBP	(38,508)	03/15/2027	SONIA	(30) bps	(40,011)	(1,503)
JPM	Kingspan Group PLC	EUR	(78,000)	10/15/2026	ESTRON	(30) bps	(81,416)	(3,416)
JPM	Lancashire Holdings, Ltd.	GBP	(46,458)	05/17/2027	SONIA	(30) bps	(44,224)	2,234
JPM	Lion Finance Group PLC	GBP	(52,192)	05/17/2027	SONIA	(30) bps	(52,579)	(387)
JPM	London Stock Exchange Group PLC	GBP	21,962	06/15/2027	SONIA	(0) bps	22,266	304
JPM	LondonMetric Property PLC	GBP	(38,914)	10/15/2026	SONIA	(30) bps	(38,996)	(82)
JPM	Luceco PLC	GBP	(111,890)	10/15/2026	SONIA	(30) bps	(122,318)	(10,428)
JPM	Man Group PLC	GBP	(56,303)	05/17/2027	SONIA	(30) bps	(56,917)	(614)
JPM	ME Group International PLC	GBP	(38,567)	10/15/2026	SONIA	(30) bps	(38,148)	419
JPM	Mears Group PLC	GBP	(30,240)	02/15/2027	SONIA	(30) bps	(33,088)	(2,848)
JPM	Melrose Industries PLC	GBP	(25,123)	05/17/2027	SONIA	(30) bps	(22,971)	2,152
JPM	Mitchells & Butlers PLC	GBP	(49,421)	02/15/2027	SONIA	(30) bps	(46,379)	3,042
JPM	Mitie Group PLC	GBP	(110,185)	12/15/2026	SONIA	(30) bps	(105,802)	4,383
JPM	MONY Group PLC	GBP	(51,347)	10/15/2026	SONIA	(30) bps	(56,617)	(5,270)
JPM	Moonpig Group PLC	GBP	(70,754)	10/15/2026	SONIA	(30) bps	(69,054)	1,700
JPM	Morgan Sindall Group PLC	GBP	(117,252)	10/15/2026	SONIA	(30) bps	(123,141)	(5,889)
JPM	Mortgage Advice Bureau Holdings, Ltd.	GBP	(20,914)	10/15/2026	SONIA	(30) bps	(19,350)	1,564
JPM	National Grid PLC	GBP	(12,033)	10/15/2026	SONIA	(30) bps	(11,963)	70
JPM	Next Fifteen Communications	GBP	26,596	06/15/2027	SONIA	(0) bps	26,149	(447)
JPM	Nibe Industrier AB	SEK	(36,417)	02/15/2027	STIBOR	(35) bps	(36,497)	(80)
JPM	Nordic Semiconductor ASA	NOK	(57,759)	02/15/2027	NIBOR	(35) bps	(66,402)	(8,643)
JPM	Novonesis Novozymes B	DKK	(29,433)	03/15/2027	CIBOR	(35) bps	(30,205)	(772)
JPM	OSB Group PLC	GBP	(88,868)	10/15/2026	SONIA	(30) bps	(85,391)	3,477
JPM	OXB	GBP	24,224	06/15/2027	SONIA	(0) bps	24,058	(166)
JPM	Oxford Instruments PLC	GBP	(143,482)	10/15/2026	SONIA	(30) bps	(156,260)	(12,778)
JPM	Pan African Resources PLC	GBP	(40,363)	05/17/2027	SONIA	(30) bps	(36,018)	4,345
JPM	Paragon Banking Group PLC	GBP	(112,040)	10/15/2026	SONIA	(30) bps	(107,240)	4,800
JPM	Pets at Home Group PLC	GBP	23,381	06/15/2027	SONIA	(0) bps	23,255	(126)
JPM	Plus500, Ltd.	GBP	(22,138)	11/16/2026	SONIA	(30) bps	(23,320)	(1,182)
JPM	Polar Capital Holdings PLC	GBP	(54,530)	02/15/2027	SONIA	(80) bps	(53,432)	1,098
JPM	Pollen Street Group, Ltd.	GBP	(35,490)	02/15/2027	SONIA	(65) bps	(35,805)	(315)
JPM	Porvair PLC	GBP	(20,406)	10/15/2026	SONIA	(30) bps	(20,349)	57
JPM	Premier Foods PLC	GBP	(75,444)	10/15/2026	SONIA	(30) bps	(76,724)	(1,280)
JPM	Prysmian SpA	EUR	(100,167)	10/15/2026	ESTRON	(30) bps	(107,070)	(6,903)

Semi-Annual Report | April 30, 2026	57

Saba Capital Income & Opportunities Fund II	Consolidated Schedule of Investments

April 30, 2026 (Unaudited)

TOTAL RETURN SWAP CONTRACTS(a)

Counterparty Reference Obligations		Currency	Notional Amount(b)	Termination Date	Financing Rate Index	Financing Rate Spread Paid/(Received) by Fund	Value	Unrealized Appreciation/ (Depreciation)
Short Position Contracts
JPM	QinetiQ Group PLC	GBP	(60,895)	10/15/2026	SONIA	(30) bps	$(56,674)	$4,221
JPM	Rathbones Group PLC	GBP	(24,485)	05/17/2027	SONIA	(30) bps	(23,158)	1,327
JPM	RaySearch Laboratories AB	SEK	(28,294)	02/15/2027	STIBOR	(35) bps	(26,978)	1,316
JPM	Renishaw PLC	GBP	(22,632)	05/17/2027	SONIA	(30) bps	(28,151)	(5,519)
JPM	Reply SpA	EUR	(18,821)	10/15/2026	ESTRON	(30) bps	(21,028)	(2,207)
JPM	Rolls-Royce Holdings PLC	GBP	(37,380)	05/17/2027	SONIA	(30) bps	(34,806)	2,574
JPM	Rosebank Industries PLC	GBP	(15,816)	05/17/2027	SONIA	(30) bps	(15,688)	128
JPM	Rotork PLC	GBP	(52,053)	11/16/2026	SONIA	(30) bps	(48,768)	3,285
JPM	RWS Holdings PLC	GBP	(25,150)	05/17/2027	SONIA	(30) bps	(28,831)	(3,681)
JPM	Sabre Insurance Group PLC	GBP	(14,235)	10/15/2026	SONIA	(30) bps	(13,436)	799
JPM	Safestore Holdings PLC	GBP	(55,155)	02/15/2027	SONIA	(30) bps	(54,143)	1,012
JPM	Savills PLC	GBP	(11,654)	02/15/2027	SONIA	(30) bps	(11,884)	(230)
JPM	Schneider Electric SE	EUR	(127,089)	03/15/2027	ESTRON	(30) bps	(131,141)	(4,052)
JPM	Senior PLC	GBP	(44,255)	05/17/2027	SONIA	(30) bps	(44,024)	231
JPM	Serco Group PLC	GBP	(122,906)	10/15/2026	SONIA	(30) bps	(117,160)	5,746
JPM	Serica Energy PLC	GBP	(14,408)	10/15/2026	SONIA	(30) bps	(15,045)	(637)
JPM	SGS SA	CHF	(5,483)	10/15/2026	SARON	(35) bps	(5,742)	(259)
JPM	Siemens Energy AG	EUR	(151,811)	02/15/2027	ESTRON	(30) bps	(164,888)	(13,077)
JPM	SigmaRoc PLC	GBP	(92,130)	10/15/2026	SONIA	(30) bps	(91,168)	962
JPM	Sirius Real Estate, Ltd.	GBP	(40,346)	10/15/2026	SONIA	(30) bps	(41,085)	(739)
JPM	Softcat PLC	GBP	(38,089)	11/16/2026	SONIA	(30) bps	(42,566)	(4,477)
JPM	Spirax Group PLC	GBP	(77,500)	10/15/2026	SONIA	(30) bps	(75,787)	1,713
JPM	SSE PLC	GBP	(41,692)	10/15/2026	SONIA	(30) bps	(40,789)	903
JPM	SSP Group PLC	GBP	(33,637)	05/17/2027	SONIA	(30) bps	(28,598)	5,039
JPM	TBC Bank Group PLC	GBP	(34,350)	12/15/2026	SONIA	(30) bps	(34,780)	(430)
JPM	Telecom Plus PLC	GBP	(139,525)	10/15/2026	SONIA	(30) bps	(120,743)	18,782
JPM	TP ICAP Group PLC	GBP	(39,542)	05/17/2027	SONIA	(30) bps	(42,442)	(2,900)
JPM	Trainline PLC	GBP	(36,164)	02/15/2027	SONIA	(30) bps	(36,043)	121
JPM	Trustpilot Group PLC	GBP	(66,736)	10/15/2026	SONIA	(30) bps	(74,712)	(7,976)
JPM	Universal Music Group NV	EUR	(332,158)	01/15/2027	ESTRON	(30) bps	(306,124)	26,034
JPM	Veolia Environnement SA	EUR	(71,347)	10/15/2026	ESTRON	(30) bps	(74,239)	(2,892)
JPM	Vesuvius PLC	GBP	(73,823)	05/17/2027	SONIA	(30) bps	(75,889)	(2,066)
JPM	Victrex PLC	GBP	(42,867)	05/17/2027	SONIA	(30) bps	(41,691)	1,176
JPM	Volex PLC	GBP	(57,249)	05/17/2027	SONIA	(30) bps	(63,527)	(6,278)
JPM	Volution Group PLC	GBP	(53,348)	10/15/2026	SONIA	(30) bps	(52,662)	686
JPM	Watches of Switzerland Group PLC	GBP	(54,672)	03/15/2027	SONIA	(30) bps	(56,572)	(1,900)
JPM	WH Smith PLC	GBP	20,423	06/15/2027	SONIA	(0) bps	20,719	296
JPM	Wickes Group PLC	GBP	(20,867)	02/15/2027	SONIA	(30) bps	(19,238)	1,629
JPM	XPS Pensions Group PLC	GBP	(57,640)	10/15/2026	SONIA	(30) bps	(57,261)	379
JPM	YouGov PLC	GBP	(10,213)	10/15/2026	SONIA	(30) bps	(11,027)	(814)
JPM	Young & Co's Brewery PLC	GBP	(99)	03/15/2027	SONIA	(110) bps	(94)	5
JPM	Zigup PLC	GBP	(20,010)	02/15/2027	SONIA	(30) bps	(19,985)	25
Total Short Position Contracts							$(8,012,144)	$(39,566)

All Reference Obligations shown above for Total Return Swap Contracts are closed end funds and common stock.

(a)	The Fund receives monthly payments based on any positive monthly return of the Reference Obligation. The Fund makes payments on any negative monthly return of such Reference Obligation.
(b)	Notional amounts are presented in U.S. dollar equivalent.

Saba Capital Income & Opportunities Fund II	Consolidated Statement of Assets and Liabilities

April 30, 2026 (Unaudited)

ASSETS:
Investments in securities, at fair value (cost $194,540,469)	$204,478,814
Cash	594
Foreign currency, at fair value (cost $6,322,806)	8,448,706
Restricted cash	91,318,391
Receivables:
Investment securities sold	5,000,758
Collateral posted to clearing house for futures	1,819,310
Collateral posted to clearing house for centrally cleared derivatives	2,980,147
Collateral posted to secured party under tri-party arrangement for over-the-counter derivatives	34,520,711
Escrow Receivables	16,890
Dividend	120,486
Interest	1,982,093
Simple agreement for future equity contracts, at fair value (cost $3,129,981)	2,631,083
Unrealized appreciation on forward foreign currency contracts	2,253,824
Unrealized appreciation on futures contracts	270,896
Centrally cleared credit default swaps, at fair value (net upfront premiums paid of $13,447,349)	14,668,543
Over-the-counter credit default swaps, at fair value (net upfront premiums paid of $2,301,201)	2,181,531
Unrealized appreciation on total return swap contracts	5,370,224
Prepaid expenses	52,719
Total Assets	378,115,720

LIABILITIES:
Securities sold short, at fair value (proceeds $95,296,474)	101,743,168
Payables:
Payable for investment securities purchased	8,507,546
Accrued interest payable	159,043
Payable for fund administration fees	230,086
Payable for investment management fees	145,495
Payable for professional fees	341,157
Payable for trustees fees	10,446
Unrealized depreciation on forward foreign currency contracts	735,242
Unrealized depreciation on futures contracts	90,823
Centrally cleared credit default swaps, at fair value (net upfront premiums received of $2,958,973)	3,082,689
Over-the-counter credit default swaps, at fair value (net upfront premiums received of $15,668)	436,229
Unrealized depreciation on total return swap contracts	1,444,437
Other accrued expenses	33,166
Total Liabilities	116,959,527
Net Assets	261,156,193

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	357,869,956
Total distributable loss	(96,713,763)
NET ASSETS	$261,156,193
Net asset value per common share outstanding (net assets divided by 26,989,322 shares of beneficial interest authorized and outstanding, no par value)	$9.67

Semi-Annual Report | April 30, 2026	59

Saba Capital Income & Opportunities Fund II	Consolidated Statement of Operations

For the Period Ended April 30, 2026 (Unaudited)

INVESTMENT INCOME:
Interest	6,347,338
Dividend	1,787,962
Total Investment Income	8,135,300

EXPENSES:
Interest expense	2,503,130
Tax Expense	1,013,848
Investment management fees (Note 4)	882,567
Dividend expense	829,949
Professional fees	470,207
Fund administration fees	126,911
Trustees fees	93,457
Custodian fees	58,194
Insurance expense	30,210
Transfer agent fees	31,953
Shareholder reporting expense	25,844
Legal expense	14,504
Registration and filing fees	9,862
Miscellaneous expenses	108,237
Total Expenses	6,198,873
Net Investment Income	1,936,427

NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments in securities	(5,289,726)
Securities sold short	2,587,155
Forward foreign currency contracts	(744,753)
Futures contracts	1,046,747
TBA MBS forward contracts	511,004
Credit default swaps	2,275,553
Total return swaps	2,342,525
Foreign currency transactions	(87,589)
Net realized gain	2,640,916
Net change in unrealized appreciation/(depreciation) on:
Investments in securities	(2,430,662)
Securities sold short	(1,637,915)
Escrow receivable	(10,694)
Simple agreement for future equity contracts	62,244
Forward foreign currency contracts	2,476,232
Futures contracts	478,464
TBA MBS forward contracts	205,078
Credit default swaps	(33,891)
Total return swaps	1,067,662
Foreign currency translation	(193,279)
Net change in unrealized depreciation	(16,761)
Net realized and change in unrealized gain	2,624,155
Net increase in net assets resulting from operations	4,560,582

Saba Capital Income & Opportunities Fund II	Consolidated Statements of Changes in Net Assets

	For the Period November 1, 2025 to April 30, 2026 (Unaudited)	For the Year Ended October 31, 2025
FROM OPERATIONS:
Net investment income	$1,936,427	$6,813,556
Net realized gain	2,640,916	33,559,078
Net change in unrealized loss	(16,761)	(7,805,231)
Net increase in net assets resulting from operations	4,560,582	32,567,403

FROM DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Total distributions (excluding tax return of capital)	(6,022,586)	(19,356,380)
Tax return of capital	(6,333,971)	-
Decrease in net assets from distributions to common shareholders	(12,356,557)	(19,356,380)

CAPITAL SHARE TRANSACTIONS:
Cost of shares repurchased	(5,962,813)	(3,803,745)
Decrease in net assets resulting from capital share transactions	(5,962,813)	(3,803,745)
Net (decrease)/increase in net assets	(13,758,788)	9,407,278
NET ASSETS:
Net assets, beginning of period/year	274,914,981	265,507,703
Net assets, end of period/year	$261,156,193	$274,914,981

Semi-Annual Report | April 30, 2026	61

Saba Capital Income & Opportunities Fund II	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Period Ended April 30, 2026(a)(b)		For the Year Ended October 31, 2025(b)	For the Year Ended October 31, 2024(b)	For the Period Ended October 31, 2023(b)(c)		For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period/year	$9.92		$9.44	$8.32	$9.34		$10.92	$12.22
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(d)(e)	0.07		0.25	0.37	0.40		0.38	0.42
Net realized and change in unrealized gain/(loss) on investments(d)(e)	0.10		0.93	1.57	(0.80)		(1.16)	(1.02)
Total Income/(Loss) from Investment Operations(d)	0.17		1.18	1.94	(0.40)		(0.78)	(0.60)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income(d)(e)	(0.22)		(0.70)	(0.46)	-		-	-
From tax return of capital(d)(e)	(0.23)		-	(0.36)	(0.62)		(0.80)	(0.74)
Total Distributions to Common Shareholders(d)	(0.45)		(0.70)	(0.82)	(0.62)		(0.80)	(0.74)

Accretion to net asset value resulting from share repurchases and tender offer(d)(e)(f)	0.03		-	-	-		-	0.04
Total Capital Share Transactions(d)	0.03		-	-	-		-	0.04
Net asset value per common share - end of period/year(d)	$9.67		$9.92	$9.44	$8.32		$9.34	$10.92
Market price per common share - end of period/year(d)	$8.51		$8.79	$8.54	$7.92		$8.66	$10.38

Total Investment Return - Net Asset Value(g)	2.85%		13.48%	26.05%	(4.68%)		(7.24%)	(4.62%)
Total Investment Return - Market Price(g)	2.14%		11.15%	19.79%	(1.56%)		(9.06%)	1.02%
Ratios to average net assets:
Ratio of expenses including waivers to average net assets(i)	4.77	%(h)	4.58%	3.21%	0.85	%(h)	1.00%	1.00%
Ratio of expenses excluding waivers to average net assets(i)	4.77	%(h)	4.58%	3.24%	0.91	%(h)	1.09%	1.01%
Ratio of net investment income including waivers to average net assets	1.49	%(h)	2.48%	4.16%	5.17	%(h)	3.84%	3.64%

SUPPLEMENTAL DATA
Portfolio turnover rate	280.25%		79.44%	209.43%	80.68%		53.06%	115.48%
Net assets attributable to common shares, end of period/year (000s)	$261,156		$274,915	$265,508	$427,818		$480,195	$561,163
Total shares outstanding (000s)	26,989		27,716	28,135	102,746		102,746	102,797

Saba Capital Income & Opportunities Fund II	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Period Ended April 30, 2026(a)(b)		For the Year Ended October 31, 2025(b)	For the Year Ended October 31, 2024(b)	For the Period Ended October 31, 2023(b)(c)		For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
SUPPLEMENTAL RATIOS
Ratios to average net assets:
Ratio of expenses excluding dividend expense, tax expense and interest expense on securities sold short to average net assets(i)	1.42	%(h)	1.34%	1.86%	0.85	%(h)(j)	1.00	%(j)	1.00	%(j)

(a)	Unaudited.
(b)	Consolidated financials.
(c)	With the approval of the Board effective October 31, 2023, the Fund's fiscal year end was changed from December 31 to October 31.
(d)	Reflects a 1 for 2 reverse stock split effective June 24, 2024, see Note 7 in the accompanying Notes to Consolidated Financial Statements.
(e)	Calculated using average common shares outstanding.
(f)	Please see Note 7 in the accompanying Notes to Consolidated Financial Statements for additional information.
(g)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect sales load or brokerage commissions, if any, and are not annualized.
(h)	Annualized.
(i)	Expense ratios do not include any acquired fund fees.
(j)	No interest expense or dividend expense were incurred as no short selling occurred during these periods.

Semi-Annual Report | April 30, 2026	63

Saba Capital Income & Opportunities Fund II	Notes to Consolidated Financial Statements

April 30, 2026 (Unaudited)

NOTE 1 — ORGANIZATION

Saba Capital Income & Opportunities Fund II (the “Fund”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, management investment company. The common shares of the Fund are listed on the New York Stock Exchange (the “NYSE”) under the symbol “SABA”. The Fund’s investment objective is to seek to provide shareholders with a high level of current income, with a secondary goal of capital appreciation. The investment objective is a non-fundamental policy that may be changed by the Board without shareholder approval upon 60 days’ prior written notice to shareholders. In pursuing its objectives, the Fund invests in debt and equity securities of public and private companies, which can include, among other things, investments in:

●	Closed end funds: The Fund invests in closed end funds that pursue a variety of strategies, including, but not limited to, closed end funds that invest in dividend and other income-producing securities (e.g., equity securities) and closed end funds that invest in debt and loans, including high yield or noninvestment grade securities (commonly referred to as “junk bonds”). The closed end funds have the flexibility to invest in a broad range of securities. The Fund may also invest in closed end funds that are, or the Investment Adviser (defined below) believes may become, the subject of an activist campaign by a shareholder, such as a proxy contest, whose aim is to eliminate or reduce the discount to the closed end fund’s net asset value (“NAV”).

●	Special purpose acquisition companies (“SPACs”): A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions.

●	Public and private debt instruments: The Fund may invest in a wide array of debt investments including: corporate bonds, private credit, senior loans, convertible securities, asset-backed securities, collateralized loan obligations, high-yield securities, mortgage related derivative instruments, other mortgage related securities, U.S. government debt securities, preferred securities, municipal securities, distressed and defaulted securities, credit default swaps, structured instruments, sovereign governmental and supranational debt, event-linked instruments/catastrophe bonds, and reinsurance notes. These investments may be issued by public or private issuers.

●	Reinsurance: The Fund may invest, directly or indirectly, in reinsurance contracts through shares or notes issued in connection with quota shares and/or may gain exposure to reinsurance contracts through excess of loss notes and/or industry loss warranties.

●	Public and Private Equity Securities: The Fund may invest in equity securities, including common stocks, warrants, real estate investment trusts, depositary receipts, and listed and unlisted private equity funds or other private funds.

●	Other Investment Companies: In addition to closed end funds, the Fund may invest in securities of other investment companies (including exchange-traded funds, business development companies and money market funds, including other investment companies managed by the Investment Adviser or its affiliates), subject to applicable regulatory limits, that invest primarily in securities of the types in which the Fund may invest directly.

●	Private Funds: The Fund may invest in private funds that pursue private credit, real estate, reinsurance, fixed income or equity strategies.

●	Derivatives: The Fund may also invest in derivatives, such as swaps, options or other instruments seeking indirect investment or exposures to any of the foregoing investments to enhance returns or for hedging or other purposes.

Effective January 1, 2024, Saba Capital Management, L.P. (the “Adviser” or “Investment Adviser”) replaced Franklin Templeton Advisers, Inc. as the investment adviser to Saba Capital Income & Opportunities Fund II (formerly known as the Templeton Global Income Fund). Performance of the Fund prior to January 1, 2024 is not attributable to the Investment Adviser.

On March 10, 2026 the Board approved the reorganization of the Fund with and into the Saba Capital Income & Opportunities Fund (“BRW”) and approved an Agreement and Plan of Reorganization pursuant to which the Fund would merge into BRW with BRW continuing as the surviving fund. On March 24, 2026 the Board approved the termination of the merger in light of changes to market conditions (with plans to reevaluate alternatives in the future). As a result, each fund continues to operate as a standalone fund pursuant to its current investment objectives and policies.

Saba Capital Income & Opportunities Fund II	Notes to Consolidated Financial Statements

April 30, 2026 (Unaudited)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

These consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and are stated in United States dollars (“U.S. dollars”). The Fund is considered an investment company under Accounting Standards Codification (“ASC”) 946, “Financial Services – Investment Companies”, and follows the accounting and reporting guidance therein. The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the amounts in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates and the differences may be material.

The Fund is open for business every day the NYSE opens for regular trading (each such day, a “Business Day”). The NAV per common share of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per common share of the Fund is calculated by dividing the value of the Fund’s assets plus all cash and other assets (including accrued expenses but excluding capital and surplus) attributable to the common shares by the number of common shares outstanding. The NAV per common share is made available for publication. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or sell shares of the Fund.

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s portfolio management team acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is predetermined in accordance with the Fund’s single investment objective which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations and change in net assets from distributions to common shareholders) which are used by the CODM to assess the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Consolidated Statement of Operations.

A. Financial Instrument Valuation. Investments for which market quotations are readily available are valued at fair market value. Securities (including common stock, closed end funds, open end funds, investment trusts, preferred stock, unit trusts and SPACs) listed or traded on an exchange are valued at their last sales price or official closing price as of the close of the regular trading session on the exchange. Investments in money market funds are valued at NAV, which approximates fair market value. The private fund investments are valued at the NAV reported by the private funds’ general partner or investment adviser. This is commonly referred to as using NAV as the practical expedient which allows for estimation of the fair value of an investment in an investment entity based on NAV or its equivalent if the NAV of the investment entity is calculated in a manner consistent with ASC 946. Because of the inherent uncertainty of valuations of the investments in the private funds, their estimated values may differ significantly from the values that would have been used had a ready market for the private funds existed, and the differences could be material. Corporate bonds, convertible corporate bonds, mortgage-backed securities, sovereign debt obligations and senior loans are valued at mid-level prices provided by independent pricing services. Exchange traded derivatives such as warrants, rights, options and futures contracts are valued at last sales price on the valuation date or, if such price is not available, the mean between the last bid and ask prices (the “mid-price”) from the exchange on which they are principally traded. Non-exchange traded derivatives whose underlying reference assets are exchange traded products (such as total return swaps) are fair valued using the last sales price or mid-price of the underlying reference asset. Other non-exchange traded derivatives (such as credit default swaps) are valued by independent pricing services, which use various techniques including industry standard pricing models, to determine the fair value of those instruments. Investments for which market quotations are not readily available (including common stock, preferred stock, participation agreements, SPACs, warrants and simple agreement for future equity contracts) are valued by third-party valuation specialists or at cost, which approximates fair market value.

Semi-Annual Report | April 30, 2026	65

Saba Capital Income & Opportunities Fund II	Notes to Consolidated Financial Statements

April 30, 2026 (Unaudited)

B. Fair Value Measurement. Investments held by the Fund are recorded at fair value in accordance with ASC 820, “Fair Value Measurements and Disclosures” (“ASC 820”). As defined in ASC 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In accordance with Rule 2a-5 promulgated under the 1940 Act, the Board has appointed the Investment Adviser as the Fund’s valuation designee. In that role, it has established a Valuation Committee (the “Committee”) that oversees the valuation of the Fund’s investments pursuant to procedures adopted by the Investment Adviser (the “Valuation Policy”). Under Rule 2a-5, the Board has assigned to the Investment Adviser general responsibility for determining, in accordance with the Valuation Policy, the value of its investments. The Committee is led by the Investment Adviser’s Chief Financial Officer and is comprised of the Investment Adviser’s Chief Operating Officer, Chief Compliance Officer, Fund Accounting team, Chief Risk Officer (Trustee of the Fund) and Head of Operations, all of whom are independent of the Fund’s portfolio investment decisions. Additionally, Investment Adviser’s Portfolio Managers, whose roles are limited to providing insight into recent trade activity and overall market performance, are also members of the Committee. The majority of Committee members are independent of the Fund’s portfolio investment decisions. The Committee meets on a monthly basis and is responsible for compliance and consistent application of the Valuation Policy.

ASC 820 establishes a hierarchical disclosure framework which prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value. Investments measured and reported at fair value are classified and disclosed in one of the following categories:

Level 1 – Quoted prices available in active markets for identical financial instruments as of the reporting date. An active market for the financial instrument is a market in which transactions for the financial instrument occur with sufficient frequency and volume to provide pricing information on an ongoing basis, as well as at the reporting date. Investments classified within Level 1 primarily include money market funds, common stock, closed end funds, exchange traded funds, investment trusts, SPACs, exchange traded unit trusts, publicly traded preferred stock, derivatives (including warrants, rights, options and futures contracts) and government bonds. The Investment Adviser does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Level 2 – Consists of financial instruments fair valued using inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. This category includes pricing inputs that are quoted prices for similar financial instruments in active markets or quoted prices for similar or identical financial instruments in markets that at times may not meet the definition of active. Derivatives are valued using observable inputs, such as quotations received from third party service providers, counterparties, dealers or brokers, whenever available and considered reliable. In instances where models are used, the value of a derivative depends upon the contractual terms of, and specific risks inherent in, the instrument as well as the availability and reliability of observable inputs. Such inputs include market prices for reference securities, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. If inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Level 3 – Pricing inputs that are unobservable for the financial instrument and includes situations where there may be little, if any, market activity for the financial instrument. The inputs into the determination of fair value could require significant management judgment or estimation. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Investment Adviser. The Investment Adviser considers observable data to be market data, which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Investment Adviser’s perceived risk of that instrument.

Saba Capital Income & Opportunities Fund II	Notes to Consolidated Financial Statements

April 30, 2026 (Unaudited)

The following table summarizes the valuation of the Fund’s financial instruments in accordance with the above fair value hierarchy levels as of April 30, 2026. Refer to the Consolidated Schedule of Investments for additional details.

		Level 2 - Significant	Level 3 - Significant
Investments in Securities, at Fair Value	Level 1 - Quoted Prices	Observable Inputs	Unobservable Inputs	Total
Corporate Bonds	$-	$19,018,379	$-	$19,018,379
Senior Loans	-	14,532,912	7,771,165	22,304,077
Convertible Corporate Bonds	-	1,050,667	3,396,210	4,446,877
Mortgage-Backed Securities	-	3,523,524	-	3,523,524
Common Stock	35,693,933	337,235	34,961	36,066,129
Closed End Funds	11,452,674	-	-	11,452,674
Investment Trust	1,404,607	-	-	1,404,607
Preferred Stock	744,014	-	3,373,265	4,117,279
Participation Agreement	-	-	789,538	789,538
Private Funds*	-	-	-	61,971,109
Unit Trust	7,645,470	-	-	7,645,470
Special Purpose Acquisition Companies	6,497,275	-	8,546,111	15,043,386
Digital Asset Treasury Company	-	-	638,785	638,785
Digital Assets - Non-Security Token**	-	-	-	-
Warrants	571,995	-	1,218,068	1,790,063
Rights	38,136	-	-	38,136
Options***	2,371,337	-	-	2,371,337
Money Market Funds	11,857,444	-	-	11,857,444
Total	$78,276,885	$38,462,717	$25,768,103	$204,478,814

		Level 2 - Significant	Level 3 - Significant
Securities Sold Short, at Fair Value	Level 1 - Quoted Prices	Observable Inputs	Unobservable Inputs	Total
Corporate Bonds	$-	$9,021,825	$-	$9,021,825
Common Stock	22,052,824	-	-	22,052,824
Exchange Traded Funds	70,586,367	-	-	70,586,367
Preferred Stock	82,152	-	-	82,152
Total	$92,721,343	$9,021,825	$-	$101,743,168

		Level 2 - Significant	Level 3 - Significant
Derivative Contracts, at Fair Value	Level 1 - Quoted Prices	Observable Inputs	Unobservable Inputs	Total
Assets
Simple Agreement For Future Equity Contracts	$-	$-	$2,631,083	$2,631,083
Forward Foreign Currency Contracts	-	2,253,824	-	2,253,824
Futures Contracts	270,896	-	-	270,896
Centrally Cleared Credit Default Swaps	-	14,668,543	-	14,668,543
Over the Counter Credit Default Swaps	-	2,181,531	-	2,181,531
Total Return Swaps*	-	4,760,665	-	5,370,224
Total Assets	$270,896	$23,864,563	$2,631,083	$27,376,101
Liabilities
Forward Foreign Currency Contracts	$-	$735,242	$-	$735,242
Futures Contracts	90,823	-	-	90,823
Centrally Cleared Credit Default Swaps	-	3,082,689	-	3,082,689
Over the Counter Credit Default Swaps	-	436,229	-	436,229
Total Return Swaps	-	1,444,437	-	1,444,437
Total Liabilities	$90,823	$5,698,597	$-	$5,789,420

*	In accordance with ASC 820-10, investments that are measured at fair value using the NAV per share (or its equivalent) as practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities.
**	The Fund held Level 3 investments that are priced at $0.
***	All options held by the Fund are exchange traded listed options.

Semi-Annual Report | April 30, 2026	67

Saba Capital Income & Opportunities Fund II	Notes to Consolidated Financial Statements

April 30, 2026 (Unaudited)

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of April 30, 2026:

	Senior Loans	Convertible Corporate Bonds	Common Stock	Preferred Stock	Participation Agreement	Special Purpose Acquisition Companies	Digital Asset Treasury Company	Warrants	Simple Agreement for Future Equity Contracts	Total
Balance as of October 31, 2025	$-	$5,076,778	$-	$1,030,380	$674,728	$8,564,148	$1,854,130	$2,449,366	$2,365,199	$22,014,729
Realized gain/(loss)	-	-	-	(1,461)	3	109,224	-	-	-	107,766
Purchases/commitments	7,774,266	83,080	-	215,278	222,783	1,571,237	638,785	-	203,640	10,709,069
Sales proceeds	-	(1,746,000)	-	(107,639)	(112,523)	(1,252,529)	(1,559,722)	-	-	(4,778,413)
Paydown interest	-	-	-	-	470	-	-	-	-	470
Amortization	29,537	(451,507)	-	-	-	-	-	-	-	(421,970)
Net change in unrealized appreciation/(depreciation)	(32,638)	433,859	34,961	2,236,707	4,077	(445,969)	(294,408)	(1,231,298)	62,244	767,535
Balance as of April 30, 2026	$7,771,165	$3,396,210	$34,961	$3,373,265	$789,538	$8,546,111	$638,785	$1,218,068	$2,631,083	$28,399,186
Net unrealized appreciation/(depreciation) attributable to Level 3 investments held at April 30, 2026	$(32,638)	$301,142	$34,961	$2,433,759	$4,077	$1,086,114	$-	$931,412	$(498,898)	$4,259,929

*	Digital Assets - Non-Security Token is excluded from the table above. As of April 30, 2026, this investment had a cost and market value of $0.

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of April 30, 2026:

Inputs
Asset Category:	Fair value at April 30, 2026	Valuation Technique	Unobservable Inputs	Range	Weighted Average
Senior Loans	$7,771,165	Yield Method	Yield	12.80%	12.80%	12.80%
Convertible Corporate Bonds	$3,396,210	Convertible Model	Discount	7.50%	10.00%	9.20%
Risk Free Rate	3.68%	3.68%	3.68%
Volatility	60.00%	75.39%	70.46%
Common Stock	$34,961	Probability Weighted Expected Return Method (Finnerty DLOM)	DLOM	6.60%	6.60%	6.60%
Probability of Success	100.00%	100.00%	100.00%
Volatility	92.00%	92.00%	92.00%
Preferred Stock	$3,373,265	Market Comparable Technique / Backsolve Method	Comparable Multiple	0.62	x	10.94	x	3.35	x
Participation Agreement	$789,538	Transaction Price	Discount Rate	0.00%	0.00%	0.00%
Special Purpose Acquisition Companies	$8,546,111	Ghaidarov Closed-Form Model	Discount	6.90%	8.72%	7.28%
DLOM	5.00%	10.00%	6.05%
Risk Free Rate	3.68%	3.72%	3.71%
Volatility	75.39%	103.56%	97.67%
Probability Weighted Expected Return Method (Finnerty DLOM)	DLOM	0.90%	4.70%	3.82%
Probability of Success	4.41%	34.11%	17.53%
Volatility	2.50%	19.30%	10.90%
Digital Asset Treasury Company	$638,785	Probability Weighted Expected Return Method (Finnerty DLOM)	Discount	15.00%	15.00%	15.00%
Risk Free Rate	3.71%	3.71%	3.71%
Volatility	93.54%	93.54%	93.54%

Saba Capital Income & Opportunities Fund II	Notes to Consolidated Financial Statements

April 30, 2026 (Unaudited)

Inputs
Asset Category:	Fair value at April 30, 2026	Valuation Technique	Unobservable Inputs	Range	Weighted Average
Warrants	$1,218,068	Average-Strike Put Option Model of the Marketability Discount	Discount	0.00%	0.00%	0.00%
Risk Free Rate	3.70%	3.70%	3.70%
Volatility	89.50%	89.50%	89.50%
Black-Scholes-Merton	Risk Free Rate	3.95%	4.00%	3.98%
Volatility	25.56%	117.09%	78.08%
Ghaidarov Closed-Form Model	Discount	6.90%	34.43%	24.15%
DLOM	5.00%	35.00%	24.36%
Risk Free Rate	3.70%	3.89%	3.82%
Volatility	93.34%	103.56%	97.19%
Simple Agreement for Future Equity Contracts	$2,631,083	Market Comparable Technique / Backsolve Method	Comparable Multiple	0.15	x	147.78	x	31.34	x
Monte Carlo Analysis	Discount Rate	75.00%	80.00%	79.69%
Risk Free Rate	3.91%	3.71%	3.89%
Volatility	48.00%	80.00%	54.54%

*	Digital Assets - Non-Security Token is excluded from the table above. As of April 30, 2026, this investment had a cost and market value of $0.

All Level 3 securities and financial instruments were valued by using independent pricing services, third party valuation specialists, counterparty mark or at cost.

C. Security Transactions and Revenue Recognition. Investment transactions are recorded on a trade-date basis. Dividend income and expense are recorded on the ex-dividend date. Interest income and expense are recorded on the accrual basis and include the amortization/accretion of premiums and discounts on fixed income securities using the effective interest method. Dividend and interest income are recorded net of applicable withholding taxes. Realized gains and losses from security transactions are computed on the basis of the identified cost of the securities sold or covered. Unrealized gains and losses are recognized in net change in unrealized appreciation (depreciation) on securities, derivatives and foreign currency translation on the Consolidated Statement of Operations. Expenses are recorded on the accrual basis as incurred.

D. Foreign Currency Translation. Assets and liabilities, including investments, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the closing rates of exchange on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.
(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Net realized currency translation gains or losses include the effects of currency movements between trade and settlement dates on investment transactions and the difference between amounts actually received or paid upon settlement. The Fund does not isolate that portion of the results of operations arising from the changes in foreign exchange rates from changes in market prices of investments held. Such fluctuations are included in either net realized gains (losses) on securities and derivative transactions or net change in unrealized appreciation (depreciation) on securities and derivative transactions in the Consolidated Statement of Operations. Foreign currency translation gains and losses on assets and liabilities (excluding investments) are included in either net realized gains (losses) on foreign currency transaction or net change in unrealized appreciation (depreciation) on foreign currency translation.

E. Cash and Foreign Currency. Cash and foreign currency balances are held in custodial accounts at the Bank of New York Mellon and TD Bank and are reflected on the Consolidated Statement of Assets and Liabilities.

F. Restricted Cash. At April 30, 2026, the Fund held restricted cash in connection with certain securities sold short. Restricted cash is held in a segregated account with the Fund’s counterparty broker and is reflected in the Consolidated Statement of Assets and Liabilities.

G. Derivatives. Derivatives may be traded on regulated exchanges or in the OTC markets. In seeking to limit the credit risk associated with transactions in the OTC market, the Fund conducts business only with recognized financial institutions, the financial condition of which is monitored by the Investment Adviser.

Semi-Annual Report | April 30, 2026	69

Saba Capital Income & Opportunities Fund II	Notes to Consolidated Financial Statements

April 30, 2026 (Unaudited)

In addition, the Fund’s OTC derivative contracts are subject to International Swaps and Derivative Association (“ISDA”) Master Agreements which contain provisions that may require the Fund to comply with certain covenants (including minimum NAV and performance based thresholds) and other provisions (occurrence of a credit event) that may call for early termination and settlement of the derivative at its then fair value. At April 30, 2026, no derivative instruments subject to those covenants and provisions are in a net liability position. During the period ended April 30, 2026, the Fund did not trigger covenants related to minimum NAV and performance based thresholds.

With futures and cleared swaps, the central counterparty clearinghouses (“CCPs” or “clearinghouses”), as counterparty to such instruments, guarantees against a possible default. The clearinghouses stand between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouses. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including bankruptcy or insolvency). Additionally, credit risk exists in futures and cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund. Cash that is posted to the clearinghouses for initial margin and variation margin is reflected on the Consolidated Statement of Assets and Liabilities under collateral posted to clearing house for centrally cleared derivatives and collateral posted to clearing house for futures.

1. Option Contracts: The Fund may buy or write put and call options through listed exchanges and the OTC market as a part of its investment strategy. An option contract provides its owner the right, but not the obligation, to buy or sell specified amounts of a financial instrument, commodity, or currency, at a contracted price during a specified period or a specified date. The Fund has elected to classify listed options as investments in securities.

A credit default swaption is a contract that provides the holder with the right, but not the obligation, to enter into a credit default swap (“CDS”) in the future. Credit default swaptions can either be payer swaptions or receiver swaptions. If a payer swaption, the option holder has the right to enter into a CDS where they pay premiums; and, if a receiver swaption, the option holder receives premiums.

2. Simple Agreement for Future Equity (“SAFE”) Contracts: The Fund has entered into SAFEs with various companies as a part of its investment strategy. A SAFE is an agreement between the Fund and a company that grants the Fund the right to certain shares of the company’s stock subject to certain negotiated terms unique to each contract. The aggregate cost and fair value are included in the Consolidated Statement of Assets and Liabilities. Unrealized gains and losses are included in the Consolidated Statement of Operations.

3. Forward Foreign Currency Contracts: The Fund has entered into forward foreign currency contracts, primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Consolidated Schedule of Investments. Realized and unrealized gains and losses are included in the Consolidated Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented within the Consolidated Schedule of Investments.

4. TBA MBS Forward Contracts: The Fund has entered into To Be Announced (“TBA”) MBS Forward Contracts as a part of its investment strategy. TBA forwards are agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must have specified terms, including issuer, rate, and mortgage terms. When entering into TBA forwards, the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transactions. TBA forwards involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

5. Futures Contracts: The Fund may enter into futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset or index at a specified price on a specified date. The purchase and sale of futures requires margin deposits with a futures commission merchant (“FCM”) equal to a certain percentage of the contract amount. Subsequent payments of variation margin are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract. Futures contracts mitigate the Fund’s exposure to counterparty risk since futures contracts are exchange-traded; and the exchange’s FCM, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default. The Commodity Exchange Act requires an FCM to segregate all customer transactions and assets from the FCM’s proprietary activities. A customer’s cash and other equity deposited with an FCM are considered commingled with all other customer funds subject to the FCM’s segregation requirements. In the event of an FCM’s insolvency, recovery may be limited to the Fund’s pro-rata share of segregated customer funds available. It is possible that the recovery amount could be less than the total of cash and other equity deposited.

Saba Capital Income & Opportunities Fund II	Notes to Consolidated Financial Statements

April 30, 2026 (Unaudited)

6. Swap Contracts: The Fund expects to enter into various swap agreements including, but not limited to CDS and total return swaps, as a part of its investment strategy. Generally, a swap contract is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based on or calculated by reference to changes in specified prices or rates for a specified notional amount of the underlying assets. The payment flows are usually netted against each other, with the difference paid by one party to the other.

The fair value of open swaps reported in the Consolidated Schedule of Investments may differ from that which would be realized if the Fund terminated its position in the contract. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the aggregate fair value of swap contracts in an unrealized gain position and collateral posted with the counterparty. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the counterparty posting collateral to the Fund to cover the Fund’s exposure to the counterparty. The Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the fair value of the underlying investments.

Swap agreements may also be centrally cleared through a clearing house (“cleared swaps”), where immediately following execution of the swap contract, the swap contract is novated to the CCP and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Pursuant to the contract, the Fund agrees to receive from or pay to the broker. Cleared swaps mitigate the Fund’s exposure to counterparty risk since the CCP, as the counterparty to all cleared swaps, guarantees the swap contracts against default.

a. Credit Default Swaps: CDS contracts involve an arrangement between the Fund and a counterparty which allows the Fund to protect against losses (when the Fund purchases a CDS) incurred as a result of default by a specified reference entity. Generally, the Fund pays or receives a premium upfront and continues to pay periodic interest payments while the counterparty agrees to make a payment to compensate the Fund for losses upon the occurrence of a specified credit event. Alternatively, when the Fund sells a CDS, it receives premium payments in exchange for assuming the credit risk of the specified reference entity. Generally, the counterparty pays or receives a premium upfront and continues to pay periodic interest payments while the Fund agrees to make a payment to compensate the counterparty for losses upon the occurrence of a specified credit event. Although contract-specific, credit events generally include bankruptcy, failure to pay, and restructuring. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss in the Consolidated Statement of Operations. When the contract is terminated prior to the occurrence of a credit event, the Fund records a realized gain or loss equal to the difference between the close-out price of the CDS contract and the original contract price. Upfront fees are recorded as components of the costs or proceeds to the CDS contract and amortized over the life of the contract on a straight line basis. During the period ended April 30, 2026, the Fund had been both a purchaser and a seller of CDS contracts.

b. Total Return Swaps: Total return swap contracts involve the exchange by the Fund and a counterparty of their respective commitments to pay or receive a net amount based on the change in the fair value of a particular security or index, specified interest rates for fixed rate payments, and the notional amount of the swap contract.

7. Offsetting Assets and Liabilities and Counterparty Risk: In connection with its derivative activities, the Fund generally enters into master netting agreements and collateral agreements with its counterparties. These agreements provide the Fund with the right, in the event of a default by the counterparty (such as bankruptcy or a failure to pay or perform), to net a counterparty’s rights and obligations under the agreement and to liquidate and setoff collateral against any net amount owed by the counterparty. The Fund’s policy is generally to receive cash posted as collateral (with rights of re-hypothecation), irrespective of the enforceability determination regarding the master netting and collateral agreement.

Semi-Annual Report | April 30, 2026	71

Saba Capital Income & Opportunities Fund II	Notes to Consolidated Financial Statements

April 30, 2026 (Unaudited)

The following tables present information about the offsetting of OTC derivatives and related collateral amounts:

Offsetting of Derivative Assets as of April 30, 2026		Amounts not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Offsetting Liability(a)	Collateral Received(b)	Net Exposure
Goldman Sachs International	$1,610,655	$(243,785)	$-	$1,366,870
JPMorgan Chase Bank, N.A.	7,901,371	(2,372,123)	-	5,529,248
Morgan Stanley Capital Services	148,540	-	-	148,540
Morgan Stanley & Company	145,013	-	-	145,013
	$9,805,579	$(2,615,908)	$-	$7,189,671

Offsetting of Derivative Liabilities as of April 30, 2026		Amounts not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Liabilities	Offsetting Asset(a)	Collateral Pledged(b)	Net Exposure
Goldman Sachs International	$(243,785)	$243,785	-	$-
JPMorgan Chase Bank, N.A.	(2,372,123)	2,372,123	-	-
	$(2,615,908)	$2,615,908	$-	$-

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.
(b)	Collateral pledged/received is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged/received may exceed these amounts and may fluctuate in value.

8. Collateral posted to Secured Party under Tri-Party Arrangements for OTC Derivatives: In compliance with the 1940 Act, the Fund has entered into third party custodial arrangements with all OTC counterparties whereby initial and variation margin is held in segregated accounts at the Bank of New York Mellon. Such amounts may only be accessed by the counterparties after certain Fund defaults (including bankruptcy) or following any applicable remedies under the Fund’s ISDA Master Agreements. These accounts are separately disclosed on the Consolidated Statement of Assets and Liabilities.

Saba Capital Income & Opportunities Fund II	Notes to Consolidated Financial Statements

April 30, 2026 (Unaudited)

The following table, grouped by risk exposure, provides information about the fair value and location of derivatives within the Consolidated Statement of Assets and Liabilities as of April 30, 2026:

Risk Exposure	Consolidated Statement of Assets and Liabilities Location	Asset Derivatives Gross Unrealized Appreciation	Liability Derivatives Gross Unrealized Depreciation
Credit Risk
Credit Default Swaps	Credit default swaps, at fair value	$16,850,074	$3,518,918

Equity/Market Risk
Options	Investments in securities at fair value	2,371,337	-
Simple Agreement for Future Equity Contracts	Simple agreement for future equity contracts, at fair value	2,631,083	-
Futures Contracts	Unrealized appreciation/depreciation on futures contracts	20,050	77,009
Total Return Swaps	Unrealized appreciation/depreciation on total return swap contracts	5,370,224	1,444,437

Foreign Exchange Risk
Forward Foreign Currency Contracts	Unrealized appreciation/depreciation on forward foreign currency contracts	2,253,824	735,242
Futures Contracts	Unrealized appreciation/depreciation on futures contracts	70,003	13,814

Interest Rate Risk
Futures Contracts	Unrealized appreciation/depreciation on futures contracts	180,843	-
Total		$29,747,438	$5,789,420

Semi-Annual Report | April 30, 2026	73

Saba Capital Income & Opportunities Fund II	Notes to Consolidated Financial Statements

April 30, 2026 (Unaudited)

The following table provides information about the effect of derivatives on the Fund’s Consolidated Statement of Operations for the period ended April 30, 2026:

Risk Exposure	Consolidated Statement of Operations Location	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)
Credit Risk
Credit Default Swaps	Net realized gain/(loss) on credit default swaps/ Net change in unrealized appreciation/(depreciation) on credit default swaps	$2,275,553	$(33,891)

Equity/Market Risk
Options	Net realized gain/(loss) on investments in securities/Net change in unrealized appreciation/(depreciation) on investments in securities	(6,445,809)	5,309,618
Simple Agreement for Future Equity Contracts	Net realized gain/(loss) on simple agreement for future equity contracts/Net change in unrealized appreciation/(depreciation) on simple agreement for future equity contracts	-	62,244
Futures Contracts	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	671,539	150,284
Total Return Swaps	Net realized gain/(loss) on total return swaps/Net change in unrealized appreciation/(depreciation) on total return swaps	2,342,525	1,067,662

Foreign Exchange Risk
Forward Foreign Currency Contracts	Net realized gain/(loss) on forward foreign currency contracts/Net change in unrealized appreciation/(deprecation) on forward foreign currency contracts	(744,753)	2,476,232
Futures Contracts	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	394,631	147,337

Interest Rate Risk
Futures Contracts	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	(19,423)	180,843
TBA MBS Forward Contracts	Net realized gain/(loss) on TBA MBS forward contracts/Net change in unrealized appreciation/(deprecation) on TBA MBS forward contracts	511,004	205,078
Total		$(1,014,733)	$9,565,407

Saba Capital Income & Opportunities Fund II	Notes to Consolidated Financial Statements

April 30, 2026 (Unaudited)

The following table provides information related to the Fund’s use of derivative contracts based on a quarterly average of outstanding notional amounts for the period ended April 30, 2026. These notional amounts are based on notional quantity which may be different from the notional in risk terms.

	Notional Amounts
Risk Exposure	Long	Short
Credit Risk
Credit Default Swaps(1)	$392,510,465	$224,588,133

Equity/Market Risk
Options(2)	-	195,591,750
Simple Agreement for Future Equity Contracts	2,321,548	-
Futures Contracts	-	5,922,008
Total Return Swaps	82,237,229	11,297,597

Foreign Exchange Risk
Forward Foreign Currency Contracts	39,259,106	53,252,900
Futures Contracts	8,192,385	894,436

Interest Rate Risk
Futures Contracts	-	3,824,690
TBA MBS Forward Contracts	93,500,000	-

(1)	Long notional value represents sell protection and short notional value represents purchase protection.
(2)	Long notional value represents purchased call and written put options and short notional value represents purchased put and written call options.

H. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. After consideration of permanent book-to-tax adjustments, the Fund determined that it did not distribute all amounts required to avoid federal excise tax for tax year 2025. For the period ended April 30, 2026, the Fund paid excise tax of $1,010,677, which is included in Tax expense on the Consolidated Statement of Operations. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax periods in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

I. Distributions to Common Shareholders. On December 31, 2023, the Board authorized the Managed Distribution Plan pursuant to which the Fund made monthly distributions to shareholders at a fixed amount of $0.029 per share. This fixed distribution amount excluded special dividends (which are not paid pursuant to the Managed Distribution Plan).

On April 29, 2024, in connection with the Reverse Split, the Board authorized the current Managed Distribution Plan pursuant to which the Fund makes monthly distributions to shareholders at a fixed amount of $0.058 per share. This fixed distribution amount excludes special dividends (which are not paid pursuant to the Managed Distribution Plan). Such adjustment to the Fund’s fixed monthly distribution from $0.029 per share to $0.058 per share, beginning with the distribution declared on June 28, 2024, resulted in no change in monthly cash flow to shareholders.

Semi-Annual Report | April 30, 2026	75

Saba Capital Income & Opportunities Fund II	Notes to Consolidated Financial Statements

April 30, 2026 (Unaudited)

The Fund will generally distribute amounts necessary to satisfy the Fund’s Managed Distribution Plan and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. The Managed Distribution Plan is intended to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month and is intended to narrow the discount between the market price and the net asset value of the Fund’s common shares, but there is no assurance that the Managed Distribution Plan will be successful in doing so.

No conclusions should be drawn about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

Under the Managed Distribution Plan, to the extent that sufficient investment income is not available on a monthly basis, the Fund will distribute capital gains and/or return of capital in order to maintain its managed distribution rate. A return of capital may occur, for example, when some or all of the money that was invested in the Fund is paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The Managed Distribution Plan provides that the Board may amend the terms of the Managed Distribution Plan or terminate the Managed Distribution Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the Fund to terminate the Managed Distribution Plan. An amendment or termination of the Managed Distribution Plan could have an adverse effect on the market price of the Fund’s common shares. The Managed Distribution Plan will be subject to the periodic review by the Board, including a yearly review of the annual minimum fixed rate to determine if an adjustment should be made.

J. Dividend Reinvestments. The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “DRIP Plan”) with the following features:

Shareholders must affirmatively elect to participate in the DRIP Plan. If a shareholder decides to use this service, dividends and capital gains distributions will be reinvested automatically in shares of the Fund for such participating shareholder’s account.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the NYSE or otherwise on the open market.

A participant has the option of submitting additional cash payments to Equiniti Trust Company, LLC (the “Plan Administrator”), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for such participant’s account. These payments can be made by check payable to the Plan Administrator and sent to Equiniti Trust Company, LLC, P.O. Box 10027, Newark, NJ 07101, Attention: Plan Administration. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the DRIP Plan is $15.00 per transaction plus a $0.12 per share trading fee.

A participant may withdraw from the DRIP Plan without penalty at any time by written notice to the Plan Administrator sent to Equiniti Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant’s shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at current market price and send a check to the participant for the net proceeds.

Cash distributions can be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, a shareholder should access such shareholder’s account online by going to www.equiniti.com or dial (800) 416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.

Direct Registration

For a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to such shareholder’s Fund account at Equiniti Trust Company, LLC through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, a shareholder should contact Equiniti Trust Company, LLC at (800) 416-5585.

Saba Capital Income & Opportunities Fund II	Notes to Consolidated Financial Statements

April 30, 2026 (Unaudited)

K. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims to be remote.

L. Basis of Consolidation. The Fund invests in certain investments through its investments in special purpose vehicles SABA SPV I and SABA SPV II, collectively, the “SPVs”. The SPVs are Cayman Islands exempted companies with limited liability and wholly-owned subsidiaries of the Fund. The accompanying consolidated financial statements include all assets, liabilities, and results of operations of the Fund and the SPVs. All material intercompany accounts and transactions have been eliminated upon consolidation. For tax purposes, the Fund is required to increase its net taxable income by its share of each SPV’s income. Net taxable losses incurred by the SPVs cannot offset income earned by the Fund and cannot be carried back or forward by the SPVs to offset income from prior or future years.

NOTE 3 — INVESTMENTS

For the period ended April 30, 2026, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term notes, totaled $1,020,169,507 and $884,170,070, respectively. The fair value of these assets is established as set forth in Note 2.

At April 30, 2026, the Fund held senior loans valued at $22,304,077, which represent 8.54% of its total net assets. The senior loans acquired by the Fund typically take the form of a direct lending relationship with the borrower and are typically acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors the collateral securing the loan. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

At April 30, 2026, the Fund held corporate bonds valued at $19,018,379, which represent 7.28% of its total net assets. Changes in short-term market interest rates will directly affect the yield on variable rate notes. If short-term market interest rates fall, the yield on variable rate notes will also fall. To the extent that the interest rate spreads on loans in the Fund’s portfolio experience a general decline, the yield on the common shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s NAV to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. In the case of inverse securities, the interest rate paid by such securities generally will decrease when the market rate of interest to which the inverse security is indexed increases. With respect to investments in fixed rate instruments, a rise in market interest rates generally causes values of such instruments to fall. The values of fixed rate instruments with longer maturities or duration are more sensitive to changes in market interest rates.

At April 30, 2026, the Fund held convertible corporate bonds valued at $4,446,877, which represent 1.70% of its total net assets. All convertible corporate bonds held by the Fund are related to SPAC transactions. The bond is a debt instrument issued by the target company or the post-combination operating entity in connection with the SPAC’s business combination. The bond might bear interest and has a stated maturity, and it provides investors with the option to convert the principal amount into a specified number of the issuer’s common shares, typically at a predetermined conversion price. These instruments are commonly used to provide additional financing for the SPAC merger and offer investors both downside protection through the bond’s credit component and potential upside participation through the conversion feature. The bonds fair value is influenced by interest rate movements, the issuer’s credit risk, and the value of the embedded conversion option. In the context of a SPAC transaction, convertible bonds may be issued concurrently with or subsequent to the execution of the business combination agreement to supplement trust proceeds and Private Investments in Public Equity (PIPE) investments. Upon completion of the merger, the bonds remain obligations of the newly formed public company and may be converted or redeemed in accordance with their terms.

At April 30, 2026, the Fund held mortgage-backed securities (“MBS”) valued at $3,523,524, which represent 1.35% of its total net assets. MBS are created from pools of residential loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Some MBS may come in the form of interest-only or principal only strips (stripped MBS or “SMBS”). SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. At April 30, 2026, all MBS held by the Fund were IO strips.

Semi-Annual Report | April 30, 2026	77

Saba Capital Income & Opportunities Fund II	Notes to Consolidated Financial Statements

April 30, 2026 (Unaudited)

Certain common and preferred stock, and stock purchase warrants held in the portfolio were acquired in conjunction with loans held by the Fund. Certain stocks and warrants are restricted and may not be publicly sold without registration under the Securities Act of 1933 (the “1933 Act”), or without an exemption under the 1933 Act. In some cases, these restrictions expire after a designated period of time after issuance of the shares or warrants.

At April 30, 2026, the Fund held SPACs valued at $15,043,386, which represent 5.76% of its total net assets. A SPAC is a publicly traded company formed for the purpose of raising capital through an initial public offering to fund the acquisition, through a merger, capital stock exchange, asset acquisition or other similar business combination, of one or more operating businesses that are typically not publicly-listed. Following the acquisition of a target company, a SPAC’s management team may exercise control over the management of the combined company in an effort to increase its value. Often now, though, management of the target company will continue to manage the now publicly-traded business subsequent to completion of its business combination with the SPAC. Capital raised through the initial public offering of securities of a SPAC is typically placed into a trust account until the acquisition/business combination is completed or a predetermined period of time (typically 24 months) elapses. Shareholders in a SPAC would receive a return on their investment in the event that a target company is acquired and the combined publicly-traded company’s shares trade above the SPAC’s IPO price, or alternatively, the market price at which an investor acquired a SPAC’s shares subsequent to its IPO. In the event that a SPAC is unable to locate and acquire a target business by the timeframe established at the time of its IPO, the SPAC would be forced to liquidate its assets, which may result in losses due to the expenses and liabilities of the SPAC, to the extent third-parties are permitted to bring claims against IPO proceeds held in the SPAC’s trust account.

At April 30, 2026, the Fund held closed end funds and investment trusts (globally) valued at $11,452,674 and $1,404,607, respectively, representing 4.39 % and 0.54% of its total net assets, respectively. Closed end mutual funds and investment trusts are collective investment vehicles issuing a fixed number of shares which are not redeemable from the fund. Shares can be purchased and sold in the market and are subject to market fluctuations.

At April 30, 2026, the Fund held investments in unaffiliated private funds valued at $61,971,109, which represent 23.73% of its net assets.

1. Stone Ridge Feeder Fund is a Cayman Islands exempted limited partnership which invests substantially all of its investable assets in Stone Ridge Reinsurance Opportunities Fund LP (“Stone Ridge Master Fund”). Stone Ridge Master Fund’s investment objective is to achieve longterm capital appreciation by investing primarily in shares or notes issued in connection with quota shares and, to a lesser extent, other reinsurance related securities, including shares or notes issued in connection with excess-of-loss, stop-loss or other non-proportional reinsurance shares or notes issued in connection with industry loss warranties, event-linked or catastrophe bond, event-linked swaps and/or derivatives linked to any of the foregoing (collectively, “reinsurance-related securities”). The Fund has made investments in Stone Ridge Feeder Fund, which have a fair value of $41,520,000, which represent 15.90% of its net assets. At April 30, 2026, the Fund does not have any outstanding capital commitments to Stone Ridge Feeder Fund. The Fund may only make withdrawals from Stone Ridge Feeder Fund on an annual basis at December 31, subject to notice by October 15 of the year immediately prior to the year in which the withdrawal request date occurs.

2. Alternative Capital Investments Fund III LP (“ACI”) is Delaware Limited Partnership and has an investment objective to source investment transactions and invest strategically across multiple asset classes, with low correlation to general stock market performance. The Fund has made investments in ACI’s Standard Interests and Special Interests, which have a fair value of $381,210 and $14,082,558, representing 0.15% and 5.39% of its total net assets, respectively. At April 30, 2026, the Fund has outstanding unfunded capital commitments of $99,593 for Standard Interests and $5,827,250 for Special Interests. The Fund may not make withdrawals from ACI. ACI will terminate at the end of the seventh anniversary of its final closing date provided that it may be extended for up to two years in its discretion.

3. New Holland Special Opportunities Aggregator LP (“NHC”) is a Delaware Limited Partnership and has an investment objective to directly or indirectly acquire, invest in, hold, sell and otherwise deal in securities including investments in portfolio companies. The Fund, through SABA SPV II, has made investments in Series M Interests, Series Y-6 Interests and Series Y-7 Interests, which have a fair value of $1,409,353, $961 and $4,577,027, respectively, representing 0.54%, 0.00% and 1.75% of its total net assets, respectively. At April 30, 2026, the Fund had outstanding unfunded capital commitments of $149,612 for Series M Interests, $11,787 for Series Y-6 Interests and no outstanding unfunded capital commitments for Series Y-7 Interests.

At April 30, 2026, the Fund held warrants valued at $1,790,063, which represent 0.69% of its net assets. The Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a certain date or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. The leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, as a complete loss of the amount invested in the warrant may result in the event of a decline in the value of the underlying security. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Saba Capital Income & Opportunities Fund II	Notes to Consolidated Financial Statements

April 30, 2026 (Unaudited)

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $200 million
0.635%	Over $200 million, up to and including $700 million
0.600%	Over $700 million, up to and including $1 billion
0.580%	Over $1 billion, up to and including $5 billion
0.560%	Over $5 billion, up to and including $10 billion
0.540%	Over $10 billion, up to and including $15 billion
0.520%	Over $15 billion, up to and including $20 billion
0.500%	In excess of $20 billion

For the period November 1, 2025 – April 30, 2026, the investment management fee paid to the Investment Adviser, totaled $882,567.

NOTE 5 — TRANSACTIONS WITH AFFILIATES AND OTHER PARTIES

As of April 30, 2026, entities advised by the Investment Adviser owned approximately 8.11% of the Fund.

NOTE 6 — GUARANTEES AND COMMITMENTS

As of April 30, 2026, the Fund has unfunded commitments of $6,088,242 to various private funds. These commitments represent the remaining capital that may be called upon by the private funds to make future investments in portfolio companies, subject to specific investment criteria and drawdown schedules outlined in the respective investment agreements.

In the normal course of trading activities, the Fund trades and holds certain derivatives which constitute guarantees under ASC 460-10, “Guarantees”. Such contracts include credit default swaps (index and single name) where the Fund is a provider of credit protection on an underlying instrument. The maximum payouts for such credit default swaps (index and single name) is limited to the notional amounts of each contract and would be offset by recovery amounts on the underlying reference obligations or if the Fund holds offsetting contracts for the same underlying reference obligations. As a part of the Fund’s investment strategy, the Fund is both a provider and purchaser of credit protection of multiple reference obligations. During periods of market stress, credit protection that has been purchased may act as a hedge for credit protection that has been provided on different reference obligations. Similarly, as a part of the Fund’s investment strategy, the Fund may be a provider of credit protection and be short the underlying reference obligation, which also may reduce the Fund’s exposure. At April 30, 2026, there were no offsetting purchase credit protection contracts that offset the sell credit protection contracts.

Semi-Annual Report | April 30, 2026	79

Saba Capital Income & Opportunities Fund II	Notes to Consolidated Financial Statements

April 30, 2026 (Unaudited)

	Notional Amount by Period of Expiration		Notional Amount		Fair Value
Credit Spread on Derivatives (basis points)	0-5 Years	5 Years or Greater	Total Written Credit Derivatives	Offsetting Purchased Credit Derivatives	Written Credit Derivatives	Offsetting Purchased Credit Derivatives
Single name credit default swaps
0-500	$105,567,000	$33,539,000	$139,106,000	$-	$1,981,350	$-
Total	105,567,000	33,539,000	139,106,000	-	1,981,350	-

Index credit default swaps
0-500	$174,352,860	$-	$174,352,860	$-	$14,283,567	$-
Total	174,352,860	-	174,352,860	-	14,283,567	-

Total	$279,919,860	$33,539,000	$313,458,860	$-	$16,264,917	$-

NOTE 7 — CAPITAL SHARES

On April 29, 2024, the Board approved a reverse stock split (the “Reverse Split”) of the Fund’s common shares at a ratio of 1-for-2. The Reverse Split became effective immediately after the close of trading on the NYSE on June 21, 2024 (“Reverse Split Effective Date”), and the Fund’s common shares began trading on the NYSE on a reverse split-adjusted basis at the open of trading on June 24, 2024. As of the Reverse Split Effective Date, every two shares of the Fund’s issued and outstanding common shares were converted into one common share.

As of April 30, 2026, there were 26,989,322 shares issued and outstanding. Transactions in capital shares and U.S. dollars were as follows:

	Shares repurchased	Shares repurchased in tender offer	Net increase (decrease) in shares outstanding	Shares repurchased	Shares repurchased in tender offer	Net increase (decrease)
Period ended	#	#	#	($)	($)	($)
04/30/2026	(726,688)	–	(726,688)	(5,962,813)	–	(5,962,813)
10/31/2025	(419,378)	–	(419,378)	(3,803,745)	–	(3,803,745)
10/31/2024	(119,864)	(23,117,934)	(23,237,798)	(925,667)	(193,728,283)	(194,653,950)
10/31/2023	–	–	–	–	–	–

NOTE 8 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, capital loss carryforwards, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax character of the distributions paid during the years ended October 31, 2025 and October 31, 2024, respectively, were as follows:

	October 31, 2025	October 31, 2024
Distributions Paid From:
Ordinary Income	$19,356,380	$13,180,712
Tax Return of Capital	-	10,341,048
Total Distributions Paid	$19,356,380	$23,521,760

Components of Distributable Earnings on a Tax Basis: At October 31, 2025, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of a wholly owned controlled foreign corporation.

Saba Capital Income & Opportunities Fund II	Notes to Consolidated Financial Statements

April 30, 2026 (Unaudited)

Fund	Increase/(Decrease) Paid-In Capital	Increase/(Decrease) Total Distributable Earnings
Saba Capital Income & Opportunities Fund II	$7,207,093	$(7,207,093)

As of the year ended October 31, 2025, the components of distributable earnings (loss) on a tax basis were as follows:

(Over)/Undistributed Ordinary Income	$26,781,735
Accumulated Capital Gains/(Losses)	(97,728,389)
Unrealized Appreciation/(Depreciation)	(4,805,342)
Other Cumulative Effect of Timing Differences	(7,202,979)
Total	$(82,954,975)

At October 31, 2025, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost of investments for federal income tax purposes were as follows:

Cost of investments for income tax purposes	$215,283,080
Gross appreciation (excess of value over tax cost)	374,253,787
Gross depreciation (excess of tax cost over value)	(378,988,991)
Net appreciation (depreciation) of foreign currency and derivatives	-
Net unrealized depreciation	$(4,735,204)

The differences between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of the year ended October 31, 2025, the Fund had non-expiring accumulated capital loss carryforwards as follows:

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Fund	Short Term	Long Term	Total
Saba Capital Income & Opportunities Fund II	$11,884,127	$85,826,235	$97,710,362

No Capital loss carryovers were used during the year ended October 31, 2025.

The Fund’s major tax jurisdictions are U.S. federal and New York State.

As of October 31, 2025, no provision for income tax is required in the Fund’s consolidated financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 9 — SUBSEQUENT EVENTS

Subsequent to April 30, 2026 through the date of issuance of the Fund’s consolidated financial statements, the Fund paid the following dividends:

Per Share Amount	Declaration Date	Record Date	Payable Date
$0.058	04/30/2026	05/11/2026	05/29/2026
$0.058	05/29/2026	06/09/2026	06/30/2026

The Board has authorized the current Managed Distribution Plan pursuant to which the Fund makes monthly distributions to shareholders at a fixed amount of $0.058 per share. This fixed distribution amount excludes any special dividends (which are not paid pursuant to the Managed Distribution Plan).

Semi-Annual Report | April 30, 2026	81

Saba Capital Income & Opportunities Fund II	Additional Information

April 30, 2026 (Unaudited)

PROXY VOTING INFORMATION

The Board has delegated the responsibility to vote proxies for securities held in the Fund’s portfolio to the Investment Adviser. Proxies for the portfolio securities are voted in accordance with the Investment Adviser’s proxy voting guidelines. To the extent the Fund invests in investment companies, it will generally (i) seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, (ii) vote the shares held by the Fund in the same proportion as the vote of all other holders of the securities of the investment company (the “Mirror Vote”) or (iii) elect to not submit a proxy vote.

In the event the Investment Adviser believes that it may have a conflict of interest relative to a specific proxy vote for a portfolio holding, the Investment Adviser shall vote such proxies, on behalf of its various funds or clients in accordance with any of the following, in the Investment Adviser’s good faith discretion: (i) the recommendation of Glass, Lewis & Co., LLC; (ii) the recommendation adopted by an Independent Board (even if such Board made its determination only on behalf of the fund which it serves and not on behalf of the other funds or clients invested in the holding with the proxy at issue); or (iii) in the case of the Fund, the Mirror Vote.

Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended October 31 is available without charge on the Fund’s website at www.sabacef.com and (2) on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund’s Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings is available at www.sabacef.com

TAX INFORMATION

Of the distributions paid by the Fund from ordinary income for the calendar year ended December 31, 2025, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

Fund	Dividend Received Deduction	Qualified Dividend Income
Saba Capital Income & Opportunities Fund II	1.06%	1.03%

IMPORTANT INFORMATION TO SHAREHOLDERS

Share Repurchase Program

The Board approved an open market share repurchase program to authorize the Fund to purchase up to 10% of the Fund’s common shares each fiscal year (provided, that the Board has reauthorized the repurchase program in each subsequent fiscal year) in open market transactions, at the discretion of the Fund’s investment adviser. The share repurchase program is intended to increase the Fund’s NAV to the benefit of all shareholders and help create further value for shareholders by reducing the Fund’s discount to NAV.

Subject to the 10% limitation in a fiscal year, the timing and amount of repurchases will be at the discretion of the Fund’s Investment Adviser. In exercising its discretion consistent with its portfolio management responsibilities, the Investment Adviser will take into account various other factors, including, but not limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments, and whether the sale of certain portfolio securities would be undesirable because of liquidity concerns or because the sale might subject the Fund to adverse tax consequences. Any repurchases would be made on a national securities exchange at the prevailing market price, subject to exchange requirements, federal securities laws and rules that restrict repurchases. If and when the Fund’s 10% threshold is reached in a fiscal year, no further repurchases will be made (unless otherwise authorized by the Board) for such fiscal year. The repurchase program will require reauthorization by the Board for each new fiscal year. Until the 10% threshold in a fiscal year is reached, the Investment Adviser will have the flexibility to commence share repurchases if and when it is determined to be appropriate in light of prevailing circumstances. On September 19, 2025, the Board authorized the continuation of the share repurchase program for the fiscal period ending October 31, 2026, subject to the same terms and conditions to which it was subject during the prior fiscal year.

Saba Capital Income & Opportunities Fund II	Consideration and Approval of the Investment Management Agreement

April 30, 2026 (Unaudited)

At a meeting held on March 10, 2026 (“Meeting”), the Board of Trustees (the “Board”) of Saba Capital Income & Opportunities Fund II (the “Fund”), including all of the trustees who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940 (“Independent Trustees”), reviewed, considered and unanimously approved the renewal of the Investment Management Agreement (the “Management Agreement”) between Saba Capital Management, L.P. (“Saba Capital”) and the Fund for an additional one year period. The Independent Trustees met in executive session with counsel to the Independent Trustees to review, discuss, and consider materials which had been distributed to them in advance of the meeting and prepared by Saba Capital, including responses to a questionnaire provided by counsel to the Independent Trustees with respect to certain matters that counsel believed relevant to the approval of the renewal of the Management Agreement under Section 15 of the Investment Company Act of 1940. In addition, the Board met with representatives from Saba Capital and had the opportunity to ask them questions.

In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approval was based on each Trustee’s business judgment after consideration of the information as a whole. Each Trustee may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board.

The principal factors and conclusions that formed the basis for the Board’s, including a majority of Independent Trustees, determination to approve the renewal of the Management Agreement are discussed below.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund under the Management Agreement. The Trustees considered the experience of the Saba Capital employees serving the Fund and that the Fund had benefited from Saba Capital’s experience and expertise. The Trustees considered that Saba Capital added additional investment and other professionals that provide additional support for the management of the Fund. The Trustees noted the services provided by Saba Capital to the Fund included oversight of service providers, portfolio oversight, assistance with financial and other reporting obligations, and serving as the Board’s valuation designee and the Fund’s risk manager. The Board concluded that Saba Capital demonstrated that it was focused on providing high quality services to the Fund and its shareholders.

Performance. The Board considered the performance of the Fund as compared to the performance of a group of high-yield bond funds (the “Peer Group”) selected by Broadridge with comparable investment objectives to that of the Fund, and yield-oriented benchmarks including the iBoxx USD Liquid High Yield Index (“iBoxx”), the iShares iBoxx High Yield Corporate Bond ETF (“HYG”), an exchange-traded fund that seeks to track the investment results of iBoxx, and the S-Network Composite Closed-End Fund Index. The Board considered certain challenges in comparing the Fund’s broad multi-strategy approach to the Peer Group and the noted indices. The Board noted that the Fund outperformed the Peer Group over certain periods. The Trustees concluded that Saba Capital has provided acceptable returns for the Fund.

Fees and Expenses. In reviewing the fees and expenses for the Fund, the Board considered that Saba Capital’s net management fee charged to the Fund was slightly below the average for the Peer Group, noting though that the Fund’s net total expense ratio was above the average ratio of the Peer Group. Moreover, the Board considered that the Fund’s portfolio strategies were more closely aligned with the strategies of the other Saba-managed funds than the Peer Group, noting that management fees of the Fund are generally lower than the average fees charged to other Saba Funds. The Board determined that the advisory fee payable to Saba Capital was not unreasonable in light of the nature, extent and quality of the services that Saba Capital provides to the Fund.

Profitability. Saba Capital provided the Board with a summary and analysis of Saba Capital’s costs and pre-tax profitability with respect to the management of the Fund. The Board concluded that Saba Capital’s profitability from its relationship with the Fund was not excessive.

Economies of Scale. The Board considered whether Saba Capital would realize economies of scale with respect to the management services provided to the Fund. The Board noted that the Fund, as a closed-end fund, has little opportunity to grow assets to realize meaningful scale. It was observed that the Fund continues to lack meaningful scale. As such, economies of scale were not considered a material factor for the Fund at this time.

Other Benefits. The Board considered the character and amount of other direct and incidental benefits received by Saba Capital and its affiliates from their association with the Fund. The Board considered that Saba Capital anticipated no other sources of income or material benefit in connection with managing the Fund and did not expect to market the Fund to its existing private clients or use soft dollars to any notable extent.

The Board also considered that management proposed the Merger of the Fund into an affiliated fund managed by Saba Capital which would result in the termination of the Fund. It was observed that if approved and consummated, the Merger would be expected to close in the third quarter, subject to the satisfaction of various conditions. It was noted, though, that the Fund’s one-year renewal of the Management Agreement was being proposed because there can be no assurance that the Merger would be consummated.

Conclusion. In considering the Management Agreement, the Trustees did not identify any one factor as all-important but rather considered many factors collectively in light of surrounding circumstances. Further, each Trustee may have afforded a different weight to different factors. The Trustees, having requested and received such information from Saba Capital as they believed reasonably necessary to evaluate the terms of the Management Agreement, and assisted by the advice of independent counsel, determined that continuation of the Management Agreement for an additional one-year term was in the best interests of the Fund and its shareholders. As a result, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Management Agreement for an additional one-year period.

Semi-Annual Report | April 30, 2026	83

Saba Capital Income & Opportunities Fund II	Privacy Policy

April 30, 2026 (Unaudited)

Introduction

Your privacy is very important to us. This notice (this “Privacy Notice”) is provided by Saba Capital Management, L.P. (the “Investment Manager”) and any of the Investment Manager’s affiliates, investment funds and accounts managed by the Investment Manager (collectively, the “Clients,” and together with the Investment Manager, “we,” “us,” or “our”), and sets forth the policies of the Investment Manager and the Clients for the collection, use, storage, sharing, disclosure (collectively, “processing”) and protection of personal data relating to current, prospective and former investors in or holders of one or more Clients. Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the applicable offering memorandum or the advisory agreement of the applicable Client as such may be supplemented, updated or modified from time to time (each, a “Client Document”).

References to “you” or an “investor” in this Privacy Notice mean any investor who is an individual, or any individual connected with an investor who is a legal person, as applicable.

Who to Contact About This Privacy Notice

This Privacy Notice is being provided in accordance with the applicable requirements under the privacy and data protection laws that apply in the jurisdictions where we operate (collectively, the “Data Protection Laws”). The Clients and the Investment Manager are considered to be data controllers in respect of any personal information we hold about you for the purposes of certain Data Protection Laws. This means that each of the Clients and the Investment Manager (alone or jointly, as applicable) determines the purposes and the means of the processing of your personal information.

Please contact us at (212) 542-4635 or dataprotection@sabacapital.com for any questions about this Privacy Notice or requests with regards to the personal data we hold.

Please note that certain service providers (collectively, the “Service Providers”) of the Investment Manager and/or Clients including, without limitation, the administrator(s), prime broker(s), custodian(s), transfer agent(s), depository(ies), distributor(s), and legal, accounting, tax, and compliance adviser(s) work under a range of professional and legal obligations that require them to process personal data (e.g., anti-money laundering legislation). In order to meet the requirements of such obligations, such Service Providers, from time to time, would not be acting on our instructions but instead in accordance with their own respective professional or legal obligations and, therefore, would be acting as data controllers in their own right with respect to such processing. For more specific information or requests in relation to the processing of personal information by any such Service Providers, you may also contact the relevant service provider directly at the address specified in the relevant Client Document or by visiting their websites.

The Types of Personal Data We May Hold

The categories of personal data we may collect include names; residential or business addresses, or other contact details; signature; nationality; tax identification, passport, or social security number or similar identification number; date of birth; place of birth; country of incorporation or domicile, jurisdiction of tax residence(s); photographs; copies of identification documents; bank account details, information about assets or net worth; credit history; information on investment activities; financial information, for example, interest, dividends, income from certain insurance contracts or products and other income generated with respect to assets held in the account or payments made with respect to the account; account balances; proceeds from the sale or redemption of property paid or credited to the account; or other personal information, such as certain special categories of personal data as specified under the applicable Data Protection Laws (including, where relevant, information on political affiliations, health, racial or ethnic origin, religious or philosophical beliefs, or criminal convictions), as specified under the applicable Data Protection Laws, that may be contained in the relevant materials, documents, or obtained through background searches, together with any other information required by applicable law or regulation.

How We Collect Personal Data

We may collect personal data about you through: (i) information provided directly to us by you, or another person on your behalf; (ii) information that we obtain in relation to any transactions between you and us; and (iii) recording and monitoring of telephone conversations with you.

We also may receive your personal information from third parties or other sources, such as, but not limited to, our affiliates, Service Providers, publicly accessible and/or regulatory databases or registers, tax authorities, governmental and non-governmental agencies and supervisory authorities, credit agencies, background search and financial sanctions risk management provider(s), fraud prevention and detection agencies, or other publicly accessible sources, such as the internet.

Saba Capital Income & Opportunities Fund II	Privacy Policy

April 30, 2026 (Unaudited)

How We May Use Personal Information

We may process your personal data in the course of business tasks, including but not limited to, in connection with:

(i)	entering into an advisory agreement or accepting subscription documentation;

(ii)	administering the relationship between you and us;

(iii)	processing subscriptions, redemptions and transfers;

(iv)	executing discretionary transactions;

(v)	providing communications, reporting, technical and other support;

(vi)	maintaining the registers of investors of Clients;

(vii)	marketing of our products and services;

(viii)	monitoring and analyzing our activities, trends, and usage of ours and/or our Clients’ website(s) and conducting research and analytics;

(ix)	contacting you and responding to your inquiries and requests, and when needed verifying your status and identity in connection with our exchanges;

(x)	processing investments, withdrawals and payments of dividends to investors;

(xi)	maintaining global client and investor records and providing centralized administrative, marketing and client services;

(xii)	investigating and resolving complaints; recording and/or transcribing such telephone and/or video conference calls, managing litigation; and monitoring electronic communications for fraud or crime detection or for regulatory reasons;

(xiii)	complying with applicable legal or regulatory requirements (including anti-money laundering, fraud prevention, tax reporting, sanctions compliance, or responding to requests for information from supervisory authorities, or law enforcement agencies);

(xiv)	enforcing contracts, including investigations or potential violations thereof; and

(xv)	protecting against harm to the rights, property, or safety of the Investment Manager, Clients and their investors, as applicable, or the public as required or permitted by law.

We will use one of the permitted grounds under the applicable Data Protection Laws to process your personal information. Such grounds include, for example, circumstances where:

(i)	processing is necessary to perform our obligations under the applicable Client Documents or other agreements with you;

(ii)	we obtain your consent;

(iii)	we are required to comply with a legal or regulatory obligation applicable to us; or

(iv)	we, or a third party on our behalf, have determined that it is necessary for our legitimate interests to collect and use your personal information, such as if we believe that you have a reasonable expectation for us or a third party to collect or use your personal information for such purpose.

We Combine Information

We may combine information that we have collected offline with information we collect online. We combine information that we have collected across other third party sites. We combine information across devices, such as computers and mobile devices. We may also combine information we get from a third party with information we already have.

Semi-Annual Report | April 30, 2026	85

Saba Capital Income & Opportunities Fund II	Privacy Policy

April 30, 2026 (Unaudited)

What Are the Consequences of Failing to Provide Personal Information

Where personal data is required to satisfy a statutory or regulatory obligation (including compliance with applicable anti-money laundering or sanctions requirements) or a contractual requirement, failure to provide such information may result in our advisory agreement with you, or as applicable, your subscription in the applicable Client being rejected or terminated, and/or or your shares or interests becoming subject to a compulsory redemption or withdrawal, as applicable. Where there is suspicion of unlawful activity, failure to provide personal data may result in the submission of a report to the relevant law enforcement agency or supervisory authority.

How We May Share Personal Data

We may disclose information about you to our affiliates, Service Providers, or other third parties to onboard you as a Client, or in the case of a Client that is a fund, such fund’s investors, to accept your subscription, administer and maintain your account(s), or otherwise perform our contractual obligations and operate our business. We may also need to share your personal information (i) with courts, ombudsmen, or regulatory, tax, law enforcement, or other non-governmental regulators and/or authorities to comply with applicable legal or regulatory requirements; (ii) to respond to court orders, or in the context of regulatory requests for information, administrative proceedings, or investigations; or (iii) to investigate possible crime, such as fraud or identify theft, or (iv) when we believe in good faith that disclosure is legally required or we or a Client have a legitimate interest in making a disclosure, such as where necessary to protect our or a Client’s rights and property. We will also release information about you if you direct us to do so.

It may also be necessary, under anti-money laundering and similar laws, to disclose information about you to facilitate the establishment of trading relationships for the Clients with the prime broker(s), the custodian(s), executing brokers or other trading counterparties.

We may also disclose information about you, or your transactions and experiences with us, to our affiliates or service providers for our everyday business purposes, such as administration of our business, record-keeping, maintaining security of our information technology systems, reporting and monitoring of our activities, investor relations activities, and compliance with applicable legal and regulatory requirements.

Third Party Websites

The Investment Manager’s and Clients’ websites may contain hyperlinks to websites operated by third parties, which may include news articles, podcasts, and/or social media features, such as social media buttons or links. We provide such hyperlinks for your reference and convenience only. We do not control such websites and are not responsible for their content or the privacy or other practices of such websites. It is up to you to read and fully understand their privacy policies. Our inclusion of hyperlinks to such websites does not imply any endorsement of the material on such websites or any association with their operators.

Retention Periods and Security Measures

We will not retain personal data for longer than is necessary in relation to the purpose for which it is collected, subject to the applicable Data Protection Laws. Personal data will be retained for the duration of your investment in the applicable Client and for a minimum of five years after a redemption or withdrawal, as applicable, of your investment, or liquidation of the applicable Client, or for as long as required for us to perform the services or comply with applicable legal or regulatory obligations. We may retain personal data for a longer period for the purpose of marketing our products and services or compliance with applicable law. From time to time, we will review the purpose for which personal data has been collected and decide whether to retain it or to delete if it no longer serves any purpose to us.

To protect your personal information from unauthorized access and use, we apply organizational and technical security measures in accordance with applicable Data Protection Laws. These measures include computer safeguards and secured files and buildings.

We will notify you of any material personal data breaches affecting you in accordance with the requirements of applicable Data Protection Laws.

Saba Capital Income & Opportunities Fund II	Privacy Policy

April 30, 2026 (Unaudited)

Monitoring of Communications

We may record, transcribe, and/or monitor telephone or video conference conversations and electronic communications with you for the purposes of: (i) ascertaining the details of instructions given, the terms on which any transaction was executed or any other relevant circumstances; (ii) ensuring compliance with our regulatory obligations; and/or (iii) detecting and preventing the commission of financial crime.

Additional Information under the U.S. Gramm-Leach-Bliley Act 1999 (Reg S-P) and Fair Credit Reporting Act (Reg S-AM)

For purposes of U.S. federal law, this Privacy Notice applies to current and former investors who are individuals or Individual Retirement Accounts. We are providing this additional information under U.S. federal law.

We may disclose information about our investors, prospective investors or former investors to affiliates (i.e., financial and non-financial companies related by common ownership or control) or non-affiliates (i.e., financial or non-financial companies not related by common ownership or control) for our everyday business purposes, such as to process your transactions, maintain your account(s) or respond to court orders and legal investigations. Thus, it may be necessary or appropriate, under anti-money laundering and similar laws, to disclose information about a Client's investors in order to accept subscriptions from them. We will also release information about you if you direct us to do so.

We may share your information with our affiliates for direct marketing purposes, such as offers of products and services to you by us or our affiliates. You may prevent this type of sharing by contacting us at (212) 542-4635 or dataprotection@sabacapital.com. If you are a new investor, we can begin sharing your information with our affiliates for direct marketing purposes 30 days from the date we sent this Privacy Notice. When you are no longer our investor, we may continue to share your information with our affiliates for such purposes.

You may contact us at any time to limit our sharing of your personal information at (212) 542-4635 or dataprotection@sabacapital.com. If you limit sharing for an account you hold jointly with someone else, your choices will apply to everyone on your account. U.S. state laws may give you additional rights to limit sharing.

We do not share your information with non-affiliates for them to market their own services to you. We may disclose information you provide to us to companies that perform marketing services on our behalf, such as any placement agent retained by the applicable Client.

Additional Information for California Residents

If you are a California resident, California law may provide you with additional rights regarding our collection and use of your personal information. To learn more about your privacy rights, please see the California Consumer Privacy Notice as Addendum I to this Privacy Notice.

Additional Information under the Cayman Islands Data Protection Act (2021 Revision) (“DPA”)

With respect to investors in Clients organized under the laws of the Cayman Islands, the applicable Client may share your personal information with its Service Providers, including the Investment Manager, the administrator, the custodian(s), the prime broker(s), or others who are located outside the Cayman Islands. It may also be necessary to share your information with the Cayman Islands Monetary Authority or the Tax Information Authority, which may, in turn, exchange this information with foreign tax authorities, regulatory or law enforcement agencies. By submitting your personal data to us, you consent to the transfer of your personal data to the Investment Manager and the other recipients described in this notice that are located in countries outside of the Cayman Islands. Any transfer of your personal data by us, our affiliates or service providers outside the Cayman Islands will be carried out in accordance with the DPA. Investors may withdraw their consent at any time. The withdrawal of consent shall not affect the lawfulness of processing based on consent before its withdrawal.

Semi-Annual Report | April 30, 2026	87

Saba Capital Income & Opportunities Fund II	Privacy Policy

April 30, 2026 (Unaudited)

You may have certain rights under the DPA, including: (i) the right to be informed; (ii) the right of access; (iii) the right to rectification; (iv) the right to stop or restrict processing; (v) the right to stop direct marketing; (vi) rights in relation to automated decision making; (vii) the right to seek compensation; and (viii) the right to complain to the supervisory authority. If you wish to exercise these rights, please contact (212) 542-4635 or dataprotection@sabacapital.com. A complaint in respect of a Client may be lodged with the Office of the Ombudsman in the Cayman Islands; although, we ask that you contact dataprotection@sabacapital.com in the first instance to give us the opportunity to address any concerns you may have.

Additional Information under the General Data Protection Regulation

You may have certain rights under EU General Data Protection Regulation and equivalent regulation in effect in the United Kingdom (collectively, “GDPR”) in relation to our processing of your personal data and any processing carried out on your behalf. These include rights to:

(i)	Access: confirm with us whether your personal data is processed, and if it is, to request access to your personal data. This enables you to receive a copy of the personal data we hold about you and to receive confirmation regarding how and why we process your personal data;

(ii)	Rectification: request correction/rectification of the personal data that we hold about you. This enables you to have incomplete or inaccurate information we hold about you corrected.

(iii)	Erasure: request erasure of your personal data in certain circumstances (the “right to be forgotten”).

(iv)	Objection: object to processing of your personal data, on grounds relating to your particular situation, where we are relying on a legitimate interest (or those of a third party). However, we may be permitted to continue to process your personal data where we have a compelling legitimate grounds for the processing.

(v)	Restriction: request the restriction of processing of your personal data in certain circumstances. This enables you to ask us to suspend the processing of personal data about you, for example if you want us to establish its accuracy or the reason for processing it.

(vi)	Portability: in certain circumstances, request to receive personal data concerning you, which you have provided to us, in a structured, commonly used and machine-readable format.

(vii)	Withdrawal: if we have relied upon your consent to process your personal data for a particular purpose, you have the right to withdraw your consent.

Please note that the right to be forgotten that applies in certain circumstances under GDPR is not likely to be available in respect of the personal data we hold, given the purpose for which we collect such data, as described above. Please contact (212) 542-4635 or dataprotection@sabacapital.com if you wish to exercise these rights.

You also have the right to lodge a complaint about the processing of your personal data with the competent data protection supervisory authority. A complaint in respect of Saba Capital Management (UK) Limited, an affiliate of the Investment Manager, may be made to the Information Commissioner’s Office in the United Kingdom. Prior to lodging any complaint, we ask that you contact (212) 542-4635 or dataprotection@sabacapital.com to give us the opportunity to address any concerns you may have.

Due to the international nature of our business, your personal data may be transferred to jurisdictions that do not offer equivalent protection to personal data as in the European Economic Area and the United Kingdom (“Third Countries”). In such cases, we will process personal data (or procure that it be processed) in the Third Countries in accordance with the requirements of GDPR, which may include having appropriate contractual undertakings in legal agreements with service providers who process personal data on our behalf in such Third Countries. We may also be required to transfer your personal information to our regulators or government agencies in Third Countries in cases where such transfers are necessary in the context of administrative proceedings, such as requests for information, examinations or investigations, or to other relevant parties in Third Countries where it is necessary for the purposes of establishing, bringing, or defending legal claims, or for another legitimate business purpose, such as compliance with our legal or regulatory obligations under foreign law.

Saba Capital Income & Opportunities Fund II	Privacy Policy

April 30, 2026 (Unaudited)

Revisions to Our Privacy Policies

The Investment Manager evaluates its privacy policies and procedures to implement improvements and refinements from time-to-time. The Investment Manager reserves the right to amend the terms contained herein in whole or in part for any reason. We therefore suggest that you review this Privacy Notice periodically, which is available at:

https://cdn.prod.website-files.com/670b653015658028c3cce4be/6719ebbca112ca2d381bd8b2_Privacy-Notice-Saba-Capital-June-2026-1.pdf.

IF YOU HAVE ANY QUESTIONS ABOUT THIS PRIVACY NOTICE, CALL (212) 542-4635 OR E-MAIL
DATAPROTECTION@SABACAPITAL.COM.

Semi-Annual Report | April 30, 2026	89

Saba Capital Income & Opportunities Fund II	Privacy Policy

April 30, 2026 (Unaudited)

ADDENDUM I

PRIVACY NOTICE FOR CALIFORNIA CONSUMERS

Introduction

This notice (the “California Consumers Privacy Notice”) is provided by Saba Capital Management, L.P. (the “Investment Manager,” “we,” “us,” or “our”).

This California Consumer Privacy Notice contains disclosures required by the California Consumer Privacy Act, as amended by the California Privacy Rights Act (collectively, the “CPRA”). Terms defined in the CPRA have the same meaning when used in this California Consumer Privacy Notice. This California Consumer Privacy Notice is only relevant to California residents (“consumers” or “you”), and applies only to the collection or other use of “personal information” that is subject to the CPRA.

Consumers with disabilities may access this California Consumer Privacy Notice by (a) visiting our website to download or (b) contacting (212) 542-4635 or dataprotection@sabacapital.com and requesting a copy of this California Consumers Privacy Notice in a .pdf format that is compatible with character recognition software and that can be printed.

Personal Information We Collect

In the past 12 months, we have collected and disclosed for a business purpose the following categories of personal information (“Personal Information”):

Category	Examples	Collected	Disclosed for Business Purpose
Identifiers	A real name, alias, email address, postal address, Internet Protocol (IP) address, account name, Social Security number, driver’s license number, passport number, or other similar personal identifiers.	Yes	Yes
Other personal information categories, as listed in the California Customer Records Statute	A signature, physical characteristics or description, telephone number, insurance policy number, education, employment, employment history, bank account number, credit card number, debit card number, or any other financial information, medical information, or health insurance information.	Yes	Yes
Protected classification characteristics under California or federal law	Age (40 years or older), race, citizenship, marital status, sex, veteran or military status.	Yes	Yes
Commercial information	Account activity, records of personal property, products or services purchased, obtained, or considered, or other purchasing or consuming histories or tendencies.	Yes	Yes
Biometric information	Fingerprints, faceprints, voiceprints, and iris or retina scans.	No	No
Internet or other similar network activity	Browsing history, search history, information on a consumer’s interaction with a website, application, or advertisement.	Yes	Yes
Geolocation data	Physical location or movements.	Yes	No
Sensory data	Recordings of audio, electronic, visual, thermal, olfactory, or similar information including transcriptions of such recordings.	Yes	Yes
Professional or employment-related information	Current or past job history or performance evaluations.	Yes	Yes
Non-public education information (per the Family Educational Rights and Privacy Act)	Education records directly related to a student maintained by an educational institution or party acting on its behalf.	Yes	Yes

Saba Capital Income & Opportunities Fund II	Privacy Policy

April 30, 2026 (Unaudited)

Category	Examples	Collected	Disclosed for Business Purpose
Inferences drawn from other personal information	Profile reflecting a person’s preferences, characteristics, psychological trends, predispositions, behavior, attitudes, intelligence, abilities, and aptitudes.	No	No
Sensitive personal information	A consumer's SS, driver’s license, state ID card, or passport number; account log-in or debit/credit card number in combination with any access code, password, or account credentials; precise geolocation; racial/ethnic origin, religious/ philosophical beliefs, or union membership; contents of mail, email, and text messages; genetic data; biometric information; PHI; or sex life or sexual orientation.	Yes	Yes

Personal Information does not include information that is publicly available, de-identified/ aggregated, or subject to Health Insurance Portability and Accountability Act (HIPAA) or the Gramm-Leach Bliley Act (GLBA).

Sources of Personal Information We Collect

We collect Personal Information from the following categories of sources:

(i)	Your communications with us;

(ii)	By observing your actions on our website;

(iii)	Service providers, including, but not limited to: administrators, lenders, banks, trading counterparties, brokers, investor data sites, auditors, law firms, consultants, placement agents, employment agencies and recruiters, credit bureaus, and background check providers;

(iv)	Affiliates not under the Investment Adviser brand;

(v)	Nonprofit organizations; and

(vi)	Government entities.

We do not knowingly sell or share with third parties (for cross-context behavioral advertising) Personal Information from anyone under the age of 16.

Purpose for Collection and Use of Personal Information

We may collect or use Personal Information for one or more of the following purposes:

(i)	Providing you with information about our products and services;

(ii)	Providing you with performance and other updates;

(iii)	One or more of the following business purposes:

a.	Performing services (for us or our service provider or contractor) such as account servicing, processing orders and payments, and analytics;

b.	Legal compliance;

c.	Detecting and protecting against security incidents, fraud, and illegal activity;

d.	Internal research for technological improvement;

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Saba Capital Income & Opportunities Fund II	Privacy Policy

April 30, 2026 (Unaudited)

e.	Internal operations;

f.	Activities to maintain and improve our services; and

g.	Short-term, transient use, such that the Personal Information is not disclosed to another third party and is not used to build a profile about you; and

(iv)	Other commercial purposes, including, but not limited to, activities that are directed to advancing commercial or economic interests, such as inducing a person to buy, rent, lease, join, subscribe to, provide or exchange products or services, or enabling or effecting a commercial transaction.

The use of sensitive personal information is limited to only those purposes authorized under the CPRA.

Disclosing Personal Information

We may disclose Personal Information to:

(i)	Service providers, including, but not limited to: administrators, lenders, banks, trading counterparties, brokers, auditors, law firms, consultants, placement agents, employment agencies and recruiters, credit bureaus, and background check providers;

(ii)	Affiliates;

(iii)	Business partners;

(iv)	Legal or government regulatory authorities as required by applicable law;

(v)	In connection with a potential business transfer or merger; and

(vi)	Third parties to whom you or your agents authorize us to disclose such information in connection with services we provide to you.

In the past 12 months, we have not sold or shared (for cross-context behavioral advertising) Personal Information to third parties.

Retention of Personal Information

We retain Personal Information for as long as necessary to provide the services and fulfill the transactions you have requested, or for other business purposes such as complying with our legal or regulatory obligations, resolving disputes, and enforcing our agreements. We decide how long we need Personal Information on a case-by-case basis. We may consider the following factors when making retention decisions:

(i)	Whether we need to keep some of your Personal Information to maintain your account;

(ii)	Whether we are required by law to keep some types of Personal Information for certain periods of time to comply with our legal obligations; and

(iii)	Whether we need some of your Personal Information for other business purposes, such as to prevent harm and ensure safety and security of our website and services; investigate possible violations of our terms and conditions of use; or otherwise protect ourselves.

If we determine your Personal Information is no longer necessary using the factors above, we will generally destroy or anonymize that information.

Rights of California Consumers

The CPRA provides a California consumer the following rights, subject to certain exceptions and limitations:

(i)	The right to request: (a) the categories and specific pieces of Personal Information we collect, use, disclose, and/or sell about you; (b) the categories of sources from which we collect your Personal Information; (c) our business or commercial purposes for collecting, selling or sharing your Personal Information; and (d) the categories of Personal Information disclosed for a business purpose, sold, or shared with third parties (for cross-context behavioral advertising) and the categories of persons to whom it was disclosed, sold, or shared (and with respect to Personal Information that is sold or shared, organized by category or categories of Personal Information for each category of third parties to whom the Personal Information was sold or shared).

Saba Capital Income & Opportunities Fund II	Privacy Policy

April 30, 2026 (Unaudited)

(ii)	For certain categories of personal information, the right to request a list of what personal information (if any) we disclosed to third parties for their own direct marketing purposes in the past 12 months and the names and addresses of those third parties.

(iii)	The right to request that we delete your Personal Information, subject to certain exceptions.

(iv)	The right to opt out of our sale(s) (if any) of your Personal Information to third parties or sharing with such third parties for the purpose of cross-context behavioral advertising.

(v)	The right to request we correct any inaccurate Personal Information maintained about you.

(vi)	The right to limit our use of your sensitive personal information to only use that is necessary to perform the services expected or provide the goods reasonably expected.

(vii)	The right not to receive discriminatory treatment for exercising your CPRA rights.

You may submit requests relating to your exercise of CPRA rights to us via:

Phone:	(212) 542-4635;

or

Email:	dataprotection@sabacapital.com.

You may only make a verifiable request for access or data portability twice within a 12-month period. All verifiable requests must provide (1) enough information that allows us to reasonably verify you are the person about whom we collected Personal Information or an authorized agent and (2) sufficient detail that allows us to properly evaluate and respond to it. We may need to request additional information from you to verify your identity or understand the scope of your request. In verifying requests, we will require you to provide, at a minimum your mailing address and telephone number to verify your identity. If we are unable to verify your identity, we will need to deny your request.

You may designate an authorized agent to make a CPRA request on your behalf and we reserve the right to seek proof that you have given the authorized agent signed permission to act on your behalf.

We endeavor to respond to a verifiable request within 45 days of its receipt. If we require more time, we will inform you of the reason and extension period in writing. We will deliver our written response by mail or electronically, at your option.

Retention of Personal Information

We retain personal information for as long as necessary to provide the services and fulfill the transactions you have requested, or for other business purposes such as complying with our legal obligations, resolving disputes, and enforcing our agreements. We decide how long we need personal information on a case-by-case basis. We may consider the following factors when making retention decisions:

(i)	Whether we need to keep some of your personal information to maintain your account.

(ii)	Whether we are required by law to keep some types of personal information for certain periods of time to comply with our legal obligations; and

(iii)	Whether we need some of your personal information for other business purposes, such as to prevent harm and ensure safety and security of our website and services; investigate possible violations of our terms of Service; or otherwise protect ourselves.

Questions

If you have questions regarding this California Consumers Privacy Notice, please contact us at (212) 542-4635 or dataprotection@sabacapital.com.

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Saba Capital Income & Opportunities Fund II

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual report.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the Reports to Shareholders filed under Item 1(a) of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The statement regarding the approval of the Fund’s Investment Advisory Agreement is included as part of the Report to Shareholders filed under Item 1(a) of this form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Not applicable for semi-annual report.

(a)(2) Not applicable for semi-annual report.

(a)(3) Not applicable for semi-annual report.

(a)(4) Not applicable for semi-annual report.

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(1) Total Number	(2) Average Price Paid Per Share	(3) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(4) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
11-01-2025 to 11-30-2025	0		0	2,771,601
12-01-2025 to 12-31-2025	0		0	2,771,601
01-01-2026 to 01-31-2026	0		0	2,771,601
02-01-2026 to 02-28-2026	299,956	$8.08	299,956	2,471,645
03-01-2026 to 03-31-2026	199,874	$8.12	199,874	2,271,771
04-01-2026 to 04-30-2026	226,858	$8.46	226,858	2,044,913

The Registrant’s board of trustees approved an open market share repurchase program to authorize the Registrant to purchase up to 10% of the Registrant’s common shares each fiscal year (provided, that the board of trustees has reauthorized the repurchase program in each subsequent fiscal year) in open market transactions, at the discretion of the investment adviser. If and when the Registrant’s 10% threshold is reached in a fiscal year, no further repurchases will be made (unless otherwise authorized by the board of trustees) for such fiscal year. On December 17, 2025, the board of trustees authorized the continuation of the share repurchase program for the fiscal period ending October 31, 2026, subject to the same terms and conditions to which it was subject during the prior fiscal year.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last provided disclosure in response to this item.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Registrant did not engage in securities lending activities during the Reporting Period.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto as Exhibit 99.Cert.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SABA CAPITAL INCOME & OPPORTUNITIES FUND II

By:	/s/ Paul Kazarian
Paul Kazarian (Principal Executive Officer)
Chief Executive Officer

Date:	July 8, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

SABA CAPITAL INCOME & OPPORTUNITIES FUND II

By:	/s/ Paul Kazarian
Paul Kazarian (Principal Executive Officer)
Chief Executive Officer

Date:	July 8, 2026

By:	/s/ Troy Statczar
Troy Statczar (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	July 8, 2026